As filed with the Securities and Exchange Commission on August 23, 2004

                                                    1933 Act File No. 333-115414
                                                     1940 Act File No. 811-21539

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM N-2
(Check appropriate box or boxes)
[ ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X] PRE-EFFECTIVE AMENDMENT NO. 1
[ ] POST-EFFECTIVE AMENDMENT NO. _
AND/OR
[ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  AMENDMENT NO. 5

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II (Exact Name of Registrant as Specified in Declaration of Trust)

             1001 Warrenville Road, Suite 300, Lisle, Illinois 60532
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (630) 241-4141

                                  -------------

                                W. Scott Jardine
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

          Eric F. Fess, Esq.                   Leonard B. Mackey, Jr., Esq.
        Chapman and Cutler LLP                    Clifford Chance US LLP
        111 West Monroe Street                     31 West 52nd Street
        Chicago, Illinois 60603                  New York, New York 10019

                                  -------------

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

                                  -------------

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [ ]

It is proposed that this filing will become effective when declared effective pursuant to section 8(c) [ ]

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------- -------------- --------------------------- -------------------------------- ----------------------
   Title of Securities      Amount Being   Proposed Maximum Offering     Proposed Maximum Aggregate           Amount of
    Being Registered         Registered          Price Per Unit               Offering Price(1)          Registration Fee(2)
-------------------------- -------------- --------------------------- -------------------------------- ----------------------
     Auction Market            4,000              $25,000                       $100,000,000                  $12,670.00
  Preferred Shares (AMPS)
    Series A and B
-------------------------- -------------- --------------------------- -------------------------------- ----------------------
(1) Estimated solely for the purpose of calculating the registration fee.

(2) Of this amount, $126.70 has already been paid.


The Registrant hereby amends this Registration Statement on the date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on the dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                              Subject to Completion
                  Preliminary Prospectus dated August 23, 2004

PROSPECTUS
----------
                                  $100,000,000

                  FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE
                                 INCOME FUND II

                    Auction Market Preferred Shares ("AMPS")
                             2,000 Shares, Series A
                             2,000 Shares, Series B
                    Liquidation Preference $25,000 per Share


                                ---------------


     First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") is offering 2,000 Series A Auction Market Preferred Shares ("Series A AMPS") and 2,000 Series B Auction Market Preferred Shares ("Series B AMPS"). The shares are referred to in this prospectus as "AMPS." The Fund is a recently organized, diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives by investing in senior secured floating rate corporate loans.

     Investors in AMPS will be entitled to receive cash dividends at an annual rate that may vary for each dividend period. Generally, following the Initial Rate Period, each Rate Period will be seven days for the Series A AMPS and 28 days for the Series B AMPS. For the Series A AMPS, the dividend rate for the initial period from and including the issue date through , 2004, will be % per year, and for the Series B AMPS, the dividend rate for the initial period from and including the issue date through , 2004, will be % per year. For each subsequent Rate Period, the dividend rate will be determined by an auction (each, an "Auction") conducted in accordance with the procedures described in this prospectus, and in additional detail in Appendix A to the Statement of Additional Information.

     The AMPS will not be listed on any exchange. Generally, investors may only buy and sell the AMPS through an order placed at an auction with or through a Broker-Dealer (as defined in this prospectus) that has entered into an agreement with the auction agent or in a secondary market that Broker-Dealers may maintain. These Broker-Dealers are not required to maintain a market in the AMPS, and a secondary market, if one develops, may not provide investors with liquidity.

     This offering is conditioned upon the AMPS receiving a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"). The AMPS will be senior in liquidation and distribution rights to the Fund's outstanding common shares, $.01 par value (the "Common Shares"). The Common Shares are listed on the New York Stock Exchange ("NYSE") under the symbol "FCT."


                                                   (continued on following page)

     INVESTING IN AMPS INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 25 OF THIS PROSPECTUS.

                                ---------------


                                                  Per Share           Total
                                                  ---------           -----
Public offering price (1)                          $25,000         $100,000,000
Sales load                                            $250           $1,000,000
Proceeds to the Fund (before expenses)             $24,750          $99,000,000

     (1) Plus accumulated dividends, if any, from the date the AMPS are first issued.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


     The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company on or about , 2004.


                                ---------------


MERRILL LYNCH & CO.                                           OPPENHEIMER & CO.


                                ---------------

                   The date of this prospectus is     , 2004.



THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

(continued from previous page)

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS WITH OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ACN 008 583 542, OR OF ANY ENTITY IN THE MACQUARIE BANK GROUP, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE DELAYS IN REPAYMENT AND LOSS OF INCOME AND CAPITAL INVESTED. NONE OF MACQUARIE BANK LIMITED, FOUR CORNERS CAPITAL MANAGEMENT, LLC, AND ANY MEMBER COMPANY OF THE MACQUARIE BANK GROUP GUARANTEES ANY PARTICULAR RATE OF RETURN OR THE PERFORMANCE OF THE FUND, NOR DO THEY GUARANTEE THE REPAYMENT OF CAPITAL FROM THE FUND.

     In addition, the Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency.

     Investment Objectives and Policies. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives by investing in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors. See "The Fund's Investments."

     Investment Adviser. First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser") will be the Fund's investment adviser, responsible for selecting and supervising the Sub-Adviser, ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing clerical, bookkeeping and other administrative services.


     First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $12.7 billion in assets, which it managed or supervised as of July 31, 2004. See "Management of the Fund--Investment Adviser" and the Statement of Additional Information under "Adviser."


     Sub-Adviser. Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Adviser") will manage the Fund's portfolio subject to the Adviser's supervision. See "Management of the Fund--Sub-Adviser" and the Statement of Additional Information under "Sub-Adviser."

     You should read carefully this prospectus, which contains important information about the Fund, before deciding whether to invest in the AMPS, and retain it for future reference. The Statement of Additional Information dated , 2004 (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 54 of this prospectus, by calling (800) 988-5891 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov). You also may e-mail requests for these documents to publicinfo@sec.gov or request these documents in writing from the Securities and Exchange Commission's Public Reference Section, Washington D.C. 20549-0102.


Page 2



                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Prospectus Summary.........................................................   5
Financial Highlights.......................................................  19
The Fund...................................................................  20
Use of Proceeds............................................................  20
Capitalization.............................................................  21
Portfolio Composition......................................................  21
The Fund's Investments.....................................................  22
Risks......................................................................  25
Management of the Fund.....................................................  32
Description of AMPS........................................................  33
The Auction................................................................  43
Description of Borrowings..................................................  46
Description of Common Shares...............................................  46
Certain Provisions in the Declaration of Trust.............................  47
Closed-End Fund Structure..................................................  48
Conversion to Open-End Fund................................................  48
Federal Income Tax Matters.................................................  48
Net Asset Value............................................................  50
Underwriting...............................................................  52
Auction Agent, Transfer Agent, Registrar and Dividend Disbursing Agent.....  52
Custodian and Administrator................................................  52
Legal Matters..............................................................  53
Available Information......................................................  53
Table of Contents of the Statement of Additional Information...............  54
Glossary of Terms.......................................................... A-1


                                ---------------


     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.


Page 3




                     This page is intentionally left blank.

                               PROSPECTUS SUMMARY


     This is only a summary. You should review the more detailed information contained elsewhere in this prospectus, the SAI and the Fund's Statement Establishing and Fixing the Rights and Preferences of Auction Market Preferred Shares (the "Statement") attached as Appendix A to the SAI. You also should review carefully the information set forth under "Risks." Capitalized terms used but not defined herein shall have the meanings given to the terms in the Glossary of Terms attached as Appendix A to this prospectus.

The Fund.........................   First Trust/Four Corners Senior Floating
                                    Rate Income Fund II is a recently organized, diversified, closed-end management investment company. The Fund's principal offices are located at 1001 Warrenville
                                    Road, Suite 300, Lisle, Illinois 60532, and its phone number is (630) 241-4141. The
                                    Fund's Common Shares are listed on the NYSE under the symbol "FCT." As of July 31, 2004, the Fund had 25,230,236 Common Shares outstanding and net assets applicable to Common Shares of $483,282,710.

The Offering.....................   The Fund is offering an aggregate of 2,000
                                    shares of Series A AMPS and 2,000 shares of Series B AMPS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original
                                    Issue. The AMPS are being offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                    ("Merrill Lynch"). See "Underwriting."

                                    This offering is conditioned upon the AMPS receiving a rating of "Aaa" from Moody's and "AAA" from S&P. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies described under "The Fund's Investments--Investment Objectives and
                                    Policies." The Fund anticipates that it may take up to three months following completion of this offering until the Fund's assets are fully invested in accordance with the Fund's investment objectives and policies. During this period, the Fund may invest all or a portion of the proceeds of this offering in U.S. government securities, or high grade short-term or long-term debt obligations.

                                    The AMPS will entitle their holders to
                                    receive cash dividends at an annual rate that may vary for each Rate Period. Generally, except as described under "Description of AMPS--Dividends and Rate Periods," following the Initial Rate Period, the Rate Period for the Series A AMPS will be seven days and the Rate Period for the Series B AMPS will be 28 days. The Auction Agent will determine the Applicable Rate for a particular Rate Period by auction conducted on the Business Day immediately prior to the start of that Rate Period. Generally, the Applicable Rate will be the lowest rate per annum that would result in the purchase of all available AMPS in the auction.

                                    The AMPS will not be listed on an exchange.
                                    Instead, investors may buy or sell AMPS at an auction by submitting Orders to broker-dealers that have entered into an agreement with the Auction Agent ("Broker-Dealers") or to certain other broker- dealers. Deutsche Bank Trust Company Americas, the Auction Agent, will review Orders for AMPS from Broker-Dealers on behalf of Beneficial Owners that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of any customers of a Broker-Dealer that are not Beneficial Owners of a series of AMPS but that wish to purchase shares of the series, or that are Beneficial Owners of shares of the series that wish to purchase additional shares of the series (in each case, a "Potential Beneficial Owner"), that wish to buy. The Auction Agent then will determine the lowest Applicable Rate that will result in all of the outstanding AMPS continuing to be held.

                                    For the Series A AMPS, the dividend rate for
                                    the Initial Rate Period from and including
                                    the Date of Original Issue through   , 2004,
                                    will be % per year. The first Auction Date
                                    for the Series A AMPS will be    , 2004, and
                                    the Initial Dividend Payment Date will be
                                         , 2004. For the Series B AMPS, the
                                    dividend rate for the Initial Rate Period
                                    from and including the Date of Original
                                    Issue through    , 2004, will be % per year.
                                    The first Auction Date for the Series B AMPS
                                    will be     , 2004, and the Initial Dividend
                                    Payment Date will be     , 2004. Subsequent

                                    Auctions generally will be held on every for the Series A AMPS and on every fourth for the Series B AMPS (unless the then current Rate Period is a Special Rate Period, the day that normally would be the Auction Date is not a Business Day or unforeseen events preclude the holding of an auction).

                                    Each subsequent Rate Period normally will begin on the Business Day following an Auction Date.


Investment Objectives
and Policies.....................   The Fund's primary investment objective is
                                    to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of Senior Loans. There can be no assurance that the Fund will achieve its investment objectives. Investment in Senior
                                    Loans involves credit risk and, during
                                    periods of generally declining credit
                                    quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors. See "The
                                    Fund's Investments."

                                    Under normal conditions, the Fund will
                                    invest at least 80% of its Managed Assets
                                    (as defined below) in a diversified
                                    portfolio of Senior Loans. The Fund cannot change this investment policy unless the Fund's shareholders receive at least 60 days prior notice of any such change. The portion of the Fund's assets invested in Senior Loans will vary from time to time consistent with the Fund's investment objectives, changes in market prices for Senior Loans, changes in interest rates and other economic and market factors. It is anticipated that at least 80% of the Fund's Managed Assets will be invested in lower grade debt instruments, although from time to time all of the Fund's Managed Assets may be invested in such lower grade debt instruments. The Fund does not intend to purchase publicly-traded high yield bonds or equity securities but may receive such securities as a result of a restructuring of the debt of the issuer or the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer.

                                    Lower grade debt instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P, or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, are of comparable credit quality. Lower grade debt instruments are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher- rated debt instruments. Lower grade debt instruments may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated debt instruments. Unlike higher-rated debt instruments, which tend to react mainly to fluctuations in the general level of interest rates, the market values of lower grade debt instruments tend to reflect to a greater extent individual developments of the issuer, although movements in the general direction of interest rates can be expected to impact the market value of lower grade debt instruments. In addition, lower grade debt instruments tend to be more sensitive to economic conditions.

                                    "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.


                                    Senior Loans. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in Senior Loans. Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. This base lending rate is primarily the London Inter-Bank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rate used by commercial lenders. The Senior Loans held by the Fund typically will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. The Senior Loans in which the Fund will invest are primarily lower grade.


                                    Under normal circumstances, the Fund may also invest up to 10% of its Managed Assets through purchasing revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds, and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade loans and fixed income debt obligations and money market instruments, such as commercial paper. See "The Fund's Investments."

                                    The Fund may also invest up to 10% of its Managed Assets in Senior Loans and, on limited occasions, equity and debt securities acquired in connection therewith, of (i) firms that, at the time of acquisition, have defaulted on their debt obligations and/ or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing, or (ii) firms prior to an event of default whose acute operating and/or financial problems have resulted in the markets valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds. Investing in the securities and debt of distressed issuers ("Special Situation Investments") involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" value. While offering a greater potential opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer's ability to continue to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include non-investment grade debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

                                    Foreign Investments. The Fund may invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign investments, predominantly in developed countries and territories of those countries, but in no case will the Fund invest in debt securities of issuers located in emerging markets. The value of foreign investments is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial, and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than markets in the United States. Foreign investments could also be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

                                    Other Securities. Under normal market
                                    conditions, the Fund will invest at least
                                    80% of its Managed Assets in Senior Loans to meet its investment objectives. The Fund does not intend to purchase publicly-traded high yield bonds or equity securities but may receive such securities as a result of a restructuring of the debt of the issuer or the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer. The Fund may invest the remainder of its assets in other investments and securities of various types. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

Investment Adviser...............   First Trust Advisors L.P. is the Fund's
                                    investment adviser, responsible for
                                    selecting and supervising the Sub-Adviser, ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing clerical, bookkeeping and other administrative services. The
                                    Adviser, in consultation with the
                                    Sub-Adviser, is also responsible for
                                    determining the Fund's overall investment strategy and overseeing its implementation.


                                    First Trust Advisors, a registered
                                    investment adviser, is an Illinois limited partnership formed in 1991. It serves as investment adviser or portfolio supervisor to investment portfolios with approximately $12.7 billion in assets, which it managed or supervised as of July 31, 2004. See the SAI under "Adviser."

Sub-Adviser......................   Four Corners Capital Management, LLC manages
                                    the Fund's portfolio subject to the
                                    Adviser's supervision. Four Corners
                                    specializes in managing portfolios of Senior
                                    Loans and structured finance assets. Four
                                    Corners is a Delaware limited liability
                                    company founded in September 2001 by
                                    Macquarie Holdings (USA), Inc., a subsidiary of Macquarie Bank Limited, and an experienced group of senior loan investment professionals. Four Corners managed and advised investment portfolios with approximately $2 billion of investment capacity as of July 31, 2004. See the SAI under "Sub-Adviser."

Auction Procedures...............   In an auction, you may choose to buy, sell
                                    or hold the AMPS. The following is a brief summary of the Auction Procedures, which we describe in more detail elsewhere in this prospectus and in the SAI. These Auction
                                    Procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms used but not defined in this section have the meanings assigned to them in Appendix A to this prospectus.

                                    Unless otherwise permitted by the Fund,
                                    Beneficial Owners and Potential Beneficial
                                    Owners of AMPS may participate in auctions only through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as "Existing Holders" in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as "Potential Holders" in respect of shares subject to Orders submitted to them by Potential Beneficial Owners.

                                    On or prior to each Auction Date for the AMPS (usually the Business Day immediately preceding the first day of each Rate Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

                                    o Hold Order--indicating its desire to hold shares of such series without regard to the Applicable Rate for the next Rate Period.

                                    o Bid--indicating its desire to purchase or hold the indicated number of shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period is less than the rate of spread specified in the Bid.

                                    o Sell Order--indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for the next Rate Period.

                                    A Beneficial Owner may submit different
                                    types of Orders to its Broker-Dealer with respect to the different shares of a series of AMPS it holds. If a Beneficial Owner offers through its Broker-Dealer to purchase additional AMPS in an auction, the Beneficial Owner, for purposes of that offer to purchase additional shares, will be treated as a Potential Beneficial Owner. Bids by Beneficial Owners through their Broker-Dealers specifying rates per annum higher than the Maximum Rate will be treated as Sell Orders. A Hold Order (in the case of an auction relating to a Rate Period of seven days or less for the Series A AMPS or 28 days or less for the Series B AMPS) or a Sell Order (in the case of an auction relating to a Special Rate Period of longer than 91 days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the AMPS it holds is not submitted on behalf of the Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit the Beneficial Owner's Order to the Auction Agent.

                                    Potential Beneficial Owners of AMPS may
                                    submit Bids through their Broker-Dealers in which they offer to purchase AMPS if the Applicable Rate for the next Rate Period for these shares is not less than the rate per annum specified in the Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Rate will not be considered.

                                    Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

                                    A Broker-Dealer also may hold AMPS for its own account as a Beneficial Owner. Thus, a Broker-Dealer may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and participate in an auction as an Existing Holder or Potential Holder on both its own behalf and on behalf of its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described above. Inasmuch as a Broker-Dealer participates in an auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether a customer or itself, all discussion herein relating to the consequences of an auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

                                    If Sufficient Clearing Bids exist in an
                                    auction for the AMPS (that is, in general, the number of AMPS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of AMPS subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account the rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the AMPS available for purchase in the auction.

                                    If Sufficient Clearing Bids do not exist, the Rate Period next following the auction automatically will be seven days in length for the Series A AMPS (a "Seven-Day Rate Period") or 28 days in length for the Series B AMPS (a "28-Day Rate Period"), and the Applicable Rate will be the Maximum Rate. In such event, Existing Holders that have submitted Sell Orders will not be able to sell in the auction all, and may not be able to sell any, AMPS subject to the Sell Orders. As a result, in certain circumstances, Existing Holders, and the Beneficial Owners they represent, may not have liquidity. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an auction, the Rate Period next following the auction automatically shall be the same length as the immediately preceding Rate Period, and the Applicable Rate will be 90% of the Reference Rate.

                                    The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of AMPS that is different than the number of AMPS specified in its Order. To the extent the allocation procedures have this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers.

                                    A Sell Order by an Existing Holder will
                                    constitute an irrevocable offer to sell the AMPS. A Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the AMPS if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the AMPS at a price per share equal to $25,000 if the rate per annum specified in this Bid is less than or equal to the Applicable Rate determined in the auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which provide for payment in same-day funds. See "The Auction."

Dividends and
Rate Periods.....................   The table below shows the dividend rates,
                                    the Dividend Payment Dates and the number of days for the Initial Rate Periods of AMPS offered in this prospectus. For subsequent
                                    Rate Periods, AMPS will pay dividends based on a rate set at auctions normally held every seven days in the case of the Series A
                                    AMPS, and 28 days in the case of the Series
                                    B AMPS. In most instances, dividends are payable on the first Business Day following the end of the Rate Period. The rate set at auction will not exceed the Maximum Rate.
                                    The Dividend Payment Date for Special Rate
                                    Periods will be set out in the notice
                                    designating a Special Rate Period. Dividends on AMPS will be cumulative from the date the AMPS are first issued and will be paid out of legally available funds.

                                              Initial Dividend         Dividend Payment Date        Number of Days of
                                    Series         Rate              for Initial Rate Period       Initial Rate Period
                                    A
                                    B

                                    The Fund may, subject to certain conditions, designate Special Rate Periods of more than seven days in the case of the Series A AMPS, and more than 28 days in the case of Series B AMPS. The Fund may not designate a Special Rate Period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have received confirmation from S&P and Moody's or any substitute rating agency that the proposed Special Rate Period will not adversely affect such agency's then-current rating on the AMPS and the lead Broker-Dealer designated by the Fund, initially Merrill Lynch, must not have objected to the declaration of a Special Rate Period. See "Description of AMPS--Dividends and Rate Periods" and "--Designation of Special Rate Periods" and "The Auction."

Restrictions on Dividend
Redemption and
Other Payments...................   If the Fund issues any commercial paper,
                                    notes or other borrowings (collectively
                                    referred to throughout this prospectus as "Borrowings") that constitute senior securities representing indebtedness as defined, and pursuant to, the Investment
                                    Company Act of 1940, as amended (the "1940
                                    Act"), the Fund would not be permitted to declare any dividend on AMPS unless, after giving effect to the dividend, asset coverage with respect to the Borrowings that constitute senior securities representing indebtedness, if any, is at least 200%. In addition, the Fund would not be permitted to declare any distribution on or purchase or redeem AMPS unless, after giving effect to the distribution, purchase or redemption, asset coverage with respect to the Borrowings that constitute senior securities representing indebtedness, if any, is at least 300%. Dividends or other distributions on or redemptions or purchases of AMPS also would be prohibited at any time that an event of default under any Borrowings has occurred and is continuing.

                                    See "Description of AMPS--Restrictions on
                                    Dividend, Redemption and Other Payments."

Asset Maintenance................   The Fund must maintain Eligible Assets
                                    having an aggregate Discounted Value at
                                    least equal to the Preferred Shares Basic
                                    Maintenance Amount as of each Valuation
                                    Date. The Fund also must maintain asset
                                    coverage for the AMPS on a non-discounted basis of at least 200% as of the last
                                    Business Day of each month. See "Description of AMPS--Asset Maintenance."

                                    The discount factors and guidelines for
                                    calculating the Discounted Value of the
                                    Fund's portfolio for purposes of determining whether the Preferred Shares Basic Maintenance Amount has been satisfied have been established by S&P and Moody's in connection with the Fund's receipt from S&P and Moody's of the "AAA" and "Aaa," respectively, credit rating with respect to the AMPS on their Date of Original Issue.

                                    The Fund estimates that on the Date of
                                    Original Issue, the 1940 Act Preferred
                                    Shares Asset Coverage, based on the
                                    composition of its portfolio as of August
                                    11, 2004, would be 340%, after giving effect to the issuance of the AMPS offered hereby ($100,000,000), amounts borrowed by the Fund under the Credit Facility described herein ($100,000,000 as of August 11, 2004, or 51%
                                    of the $195,000,000 available) and the
                                    deduction of sales loads and estimated
                                    offering expenses for the AMPS ($1,009,209)
                                    (or 263% if the Fund had borrowed 100% of the $195,000,000 available under the Credit Facility).

                                    In addition, there may be additional asset coverage requirements or other limitations imposed in connection with any Borrowings, such as limitations on the payment of dividends to AMPS shareholders in certain circumstances.

Redemption.......................   Although the Fund will not ordinarily redeem
                                    AMPS, it may be required to redeem AMPS if, for example, the Fund does not meet an asset coverage ratio required by law, correct a failure to meet a rating agency guideline in a timely manner or maintain other covenants with respect to the AMPS. The Fund also may redeem AMPS, at its option, in certain circumstances. See "Description of
                                    AMPS--Redemption."

Liquidation Preference...........   The liquidation preference of the AMPS will
                                    be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See
                                    "Description of AMPS--Liquidation Rights."

Voting Rights....................   Except as otherwise indicated, holders of
                                    preferred shares of beneficial interest of the Fund, $.01 par value (the "Preferred
                                    Shares"), including the AMPS, have one vote per share and vote together with holders of Common Shares as a single class.

                                    The 1940 Act requires that the holders of AMPS and any other Preferred Shares voting as a separate class have the right to elect at least two trustees at all times and, upon the Fund's failure to pay dividends on the Preferred Shares in an amount equal to two full years of dividends, have the right to elect, as a class, the smallest number of additional Trustees as shall be necessary to assure that a majority of the Trustees has been elected by the holders of Preferred Shares. The terms of the additional Trustees shall end when the Fund pays or provides for all accumulated and unpaid dividends. See "Description of AMPS--Voting Rights."

Book-Entry Only..................   Except as described herein, investors in
                                    AMPS will not receive certificates
                                    representing ownership of their shares.
                                    Ownership of AMPS will be maintained in
                                    book-entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's
                                    Agent Member, in turn, will maintain records of the investor's beneficial ownership of AMPS. Accordingly, references in this prospectus to an investor's investment in or purchase, sale or ownership of AMPS are to purchases, sales or ownership of those shares by Beneficial Owners.

                                    Dividends on the AMPS will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute the dividends in same-day funds to Agent Members, who are in turn expected to distribute the dividends to the person for whom they are acting as agent in accordance with the instructions of that person. See "Description of AMPS-- Dividends and Rate Periods."

Leverage.........................   The Fund anticipates its total leverage will
                                    be in an aggregate amount of 38% after the issuance of the AMPS and assuming the Fund borrows the full amount available to it
                                    ($195,000,000) under the Credit Facility. In addition to the issuance of AMPS, the Fund may make further use of financial leverage through borrowings, including the issuance of commercial paper or notes. Any Borrowings will have seniority over the AMPS. Payments to holders of AMPS in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings. By using Preferred
                                    Shares or Borrowings, the Fund will be
                                    engaging in an investment practice known as leverage. Using leverage creates an opportunity for the Fund to seek increased net income or capital appreciation. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least
                                    300%.

Risks............................   The following discussion summarizes the
                                    principal risks that you should consider before deciding whether to invest in AMPS and the Fund. For additional information about the risks associated with investing in AMPS and the Fund, see "Risks."

                                    Risks of Investing in AMPS. The primary
                                    risks of investing in AMPS include the
                                    following:

                                    o  if an auction fails you may not be able
                                       to sell some or all of your shares;

                                    o  because of the nature of the market for
                                       AMPS, you may receive less than the price you paid for your shares if you sell them outside of an auction, especially when market interest rates are rising;

                                    o  a rating agency could downgrade the
                                       rating assigned to the AMPS, which could affect their liquidity;

                                    o  the Fund may be forced to redeem your
                                       AMPS to meet regulatory or rating agency requirements or may voluntarily redeem your AMPS in certain circumstances;

                                    o in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the AMPS;

                                    o  the AMPS will be junior to any
                                       Borrowings;

                                    o  any Borrowings may constitute a
                                       substantial lien and burden on the AMPS
                                       by reason of their prior claim against
                                       the income of the Fund and against the
                                       net assets of the Fund in liquidation;

                                    o if the Fund leverages through Borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the AMPS or purchase AMPS unless the Fund meets asset coverage requirements and the payments of principal and of interest on any of these Borrowings are not in default;

                                    o  the value of the Fund's investment
                                       portfolio may decline, reducing the asset coverage for the AMPS;

                                    o  if an issuer of a common stock in which
                                       the Fund invests experiences financial
                                       difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio; and

                                    o restrictions imposed by the 1940 Act and by rating agencies on the declaration and payment of dividends to the holders of the Fund's Common Shares and AMPS might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes.


                                    Risks of Investing in the Fund. The primary risks of investing in the Fund include the following:


                                    Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company that began operations on May 28, 2004.

                                    Performance Risk. The Fund's ability to pay dividends depends upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, including credit risk on the underlying assets.


                                    Credit Risk. The Fund's net asset value and ability to pay dividends depends upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, primarily the credit risk of the Fund's underlying assets. Credit risk is the risk of nonpayment of scheduled interest and/or principal payments. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the underlying security experiences a decline in its financial status. The value of Senior Loans is affected by the creditworthiness of the Borrowers (i.e., issuers) and by general economic and specific industry conditions. Because the Fund will own securities with low credit quality, it will be subject to a high level of credit risk.

                                    The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or subsequently may decline below the principal amount of the Senior Loan. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

                                    In the event of a Borrower's bankruptcy, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

                                    Senior Loans. In the event a Borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. See "The Fund's Investments--Additional Information Concerning Senior Loans."

                                    Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders.

                                    Lower Grade Debt Instruments. The Senior
                                    Loans in which the Fund invests are
                                    generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories ("Ca" or lower by Moody's, "CC" or lower by S&P or comparably rated by another NRSRO). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade debt instruments tend to be less liquid than higher grade debt instruments. See "Risks--General Risks of Investing in the Fund--Credit Risk."


                                    Reliance on Credit Analysis by Sub-Adviser;
                                    Management Risk. Investment decisions will be based largely on the credit analysis performed by the Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants, agents or others that invest in, trade in, originate or administer Senior Loans. The Sub-Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

                                    Illiquid Securities. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market.


                                    Senior Loans usually trade in large
                                    denominations (typically $1 million and
                                    higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the Senior Loans in which the Fund invests will be relatively illiquid.

                                    In addition, Senior Loans in which the Fund invests may require the consent of the Borrower and/or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and can affect adversely the price that can be obtained. The Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. In addition, if the Fund purchases a relatively large assignment of a Senior Loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to the Borrower when the Sub-Adviser deems it advisable to do so.


                                    Limited Secondary Market for Senior Loans;
                                    Valuation. Although the resale or secondary market for Senior Loans is growing, currently it is limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market.

                                    However, because the secondary market for Senior Loans is limited, it may be difficult to value some loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuing Senior Loans than securities for which there is a secondary market, because there is less reliable objective data available.


                                    Interest Rate Risk. During normal market conditions, changes in market interest rates will affect the Fund. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because Senior Loans, the majority of the assets in which the Fund invests, pay interest at floating rates varying in response to changes in market rates. However, because the rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average reset period that is typically less than 90 days, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value ("NAV"). Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV.


                                    Leverage Risk. The Fund will be leveraged in the amount of 38% of its Managed Assets after the issuance of the AMPS and assuming the Fund borrows the full amount available to it under the Credit Facility. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. The Fund's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

                                    Foreign Securities. The Fund may invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign securities, but in no case will the Fund invest in debt securities of issuers located in emerging markets. Investments in non-U.S. issuers may involve unique risks which differ from investments in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region. These risks may include:

                                    o  less information about non-U.S. issuers
                                       or markets may be available due to less
                                       rigorous disclosure or accounting
                                       standards or regulatory practices;

                                    o  many non-U.S. markets are smaller, less
                                       liquid and more volatile. In a changing
                                       market, the Sub-Adviser may not be able
                                       to sell the Fund's portfolio securities
                                       at times, in amounts and at prices it
                                       considers desirable;

                                    o  an adverse effect of currency exchange
                                       rates or controls on the value of the
                                       Fund's investments;

                                    o  the economies of non-U.S. countries may
                                       grow at slower rates than expected or may experience a downturn or recession;

                                    o  economic, political, and social
                                       developments may adversely affect the
                                       securities markets; and

                                    o withholding and other non-U.S. taxes may decrease the Fund's return.

                                    Unsecured Loans and Subordinated Loans. The
                                    Fund may invest up to 10% of its Managed
                                    Assets, measured at the time of investment, in unsecured Senior Loans, subordinated loans or a subordinated portion of a Senior Loan. Unsecured Senior Loans and subordinated loans share the same credit risks as those discussed above under "Credit Risk" except that unsecured Senior Loans are not secured by any collateral of the Borrower and subordinated loans are not the most senior debt in a Borrower's capital structure. Unsecured Senior Loans do not enjoy the security associated with collateralization and may pose a greater risk of non-payment of interest or loss of principal than do secured Senior Loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan.

                                    Subordinated loans and subordinated portions of Senior Loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the Borrower's assets are insufficient to meet its obligations to its creditors.

                                    Restrictive Covenants and 1940 Act
                                    Restrictions. The Fund has entered into a 364-day revolving credit facility among the Fund, various lenders and Citicorp North America, Inc., as agent, which allows the Fund to borrow up to $195,000,000 (the "Credit Facility"). The credit agreement (the "Credit Agreement") governing this facility includes usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (1) issue Preferred Shares; (2) incur liens or pledge portfolio securities or investments; (3) change its investment objectives or fundamental investment policies and restrictions without the approval of lenders; (4) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger or consolidation or sell, transfer or otherwise dispose of all or a substantial portion of the Fund's assets; (5) remove the adviser or the sub-adviser of the Fund; (6) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (7) engage in any business other than the business currently engaged in; (8) create, assume or suffer to exist certain debt except for certain specific types of debt; and (9) become a member of any Employee Retirement Income Security Act ("ERISA") group or incur any liability or obligation that could result in the imposition of a lien under the Code or ERISA. The Fund may also enter into other leverage borrowing programs in the future. The credit agreements governing such future programs (the "Potential Credit Agreements") will also likely include the covenants listed above. In addition, Potential Credit Agreements may not permit the Fund's asset coverage ratio to fall below 300% at any time.

                                    Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreement limits, and any Potential Credit Agreement would likely limit, the Fund's ability to pay dividends or make other distributions on the Fund's Preferred Shares including the AMPS, unless the Fund complies with the 300% asset coverage test in the Credit Agreement and likely to be a provision in any Potential Credit Agreement. In addition, the Credit Agreement does not permit, and any Potential Credit Agreement would likely not permit, the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares, including the AMPS, at any time that any event of default under the Credit Agreement or any Potential Credit Agreement has occurred and is continuing.

                                    Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 331/3% of Managed Assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should the borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

                                    Demand for Senior Loans. Although the volume of Senior Loans has increased in recent years, demand for Senior Loans also has grown. An increase in demand may affect adversely the rate of interest payable on Senior Loans acquired by the Fund, the price of Senior Loans acquired in the secondary markets and the rights provided to the Fund under the terms of a Senior Loan.

                                    Short-Term Debt Securities. The Fund may invest in short-term debt securities. Short-term debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.

                                    Because short-term debt securities pay
                                    interest at a fixed rate, when interest
                                    rates decline, the value of the Fund's
                                    short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.

                                    Investments in Equity Securities Incidental to Investment in Senior Loans. The Fund also may acquire equity securities as incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan to the Borrower. Because of prohibitions on trading in securities while in possession of material non- public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

                                    Strategic Transactions. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including credit default swaps, credit-linked notes, interest rate options, futures, swaps, caps, floors, and collars and other derivative transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements. Certain of these strategic transactions may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to Common Shareholders as discussed above under "--Leverage Risk." See "Additional Information About the Fund's Investments" in the SAI for more information about these techniques.

                                    Reinvestment Risk. Reinvestment risk is the risk that income from the Fund will decline if and when the Fund invests the proceeds from matured, traded, or called securities at market rates that are below the portfolio's current earnings rate. A decline in income could affect the market price or the overall returns on the Fund's Common Shares.

                                    Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation adjusted, value of the Fund's Common Shares and distributions can decline and the interest payments on Fund borrowings, if any, may increase or the value of dividend payments on the Fund's Preferred Shares, if any, may decline.

                                    Regulatory Changes. To the extent that
                                    legislation or state or federal bank or
                                    other regulators impose additional
                                    requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans and other related potential investments for the Fund may be reduced. Further, such legislation or regulation could depress the market value of Senior Loans and other debt securities held by the Fund.

                                    Market Event Risk. The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy. The Iraq war and related reconstruction, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally.

Federal Income
Tax Matters......................   The Fund believes that the AMPS will be
                                    treated as equity for federal income tax purposes. Distributions with respect to the AMPS generally will be subject to federal income taxation. A portion of the Fund's portfolio income may qualify for the dividends received deduction available to corporate investors or for treatment as "qualified dividend income" that generally is subject to reduced rates of federal income taxation for noncorporate investors.
                                    The Internal Revenue Service ("IRS")
                                    currently requires that a regulated
                                    investment company, which has two or more classes of stock, allocate to each class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends and capital gain dividends between its Common Shares and AMPS in proportion to the total dividends paid to each class during or with respect to that year.

Trading Market...................   The AMPS will not be listed on an exchange.
                                    Instead, you may buy or sell your AMPS at an auction that normally is held every for the Series A AMPS and every fourth for the Series B AMPS by submitting Orders to a Broker- Dealer that has entered into an agreement with the Auction Agent and the Fund, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers may maintain a secondary trading market in AMPS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will be created or, if created, that it will provide shareholders with liquidity or that the trading price in any secondary market would be $25,000. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

Auction Agent, Transfer Agent,
Registrar and Dividend
Disbursing Agent.................   Deutsche Bank Trust Company Americas will
                                    serve as auction agent, transfer agent,
                                    registrar and dividend disbursing agent with respect to the AMPS.


Custodian and
Administrator....................   PFPC Trust Company serves as the custodian
                                    of the assets of the Fund. PFPC Inc.
                                    provides certain administrative and
                                    accounting services to the Fund.

                              FINANCIAL HIGHLIGHTS


     Information contained in the table below shows the operating performance of the Fund from the commencement of the Fund's investment operations on May 18, 2004 until July 31, 2004. Since the Fund is recently organized and commenced operations on May 18, 2004, the table covers eleven weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in long-term securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                                                                 For the Period     For the Period
                                                                                                May 18, 2004 to    June 1, 2004 to
                                                                                                  May 31, 2004      July 31, 2004
                                                                                                   (Audited)         (Unaudited)
                                                                                                ---------------    ---------------
Per Share Operating Performance:
     Common share net asset value, beginning of period ........................................    $19.10            $19.04
        Net investment (loss) income...........................................................     $(.00)             $.07
        Net realized/unrealized (loss) gain from investments...................................     $(.02)             $.04
             Total from investment operations..................................................     $(.02)             $.11
        Common share offering costs charged to paid in capital.................................     $(.04)                -
     Common share net asset value, end of period...............................................    $19.04            $19.15

     Per share market value, end of period.....................................................    $20.01            $19.67
     Total return on common share net asset value(s) (1).......................................      (.31)%             .58%
     Total return based on market value(s) (1).................................................       .05%            (1.70)%

Ratios/Supplemental Data:
     Net assets applicable to common shares, end of period (in thousands)......................  $437,945          $483,283
     Ratio of expenses to average net assets applicable to common shares.......................      1.44%(2)           .90%(2)
     Ratio of net investment (loss) income to average net assets applicable to common shares...      (.76)%(2)         2.22%(2)
     Portfolio turnover rate...................................................................       .00%             8.39%

               See accompanying notes to financial statements in the SAI.
------------

     (1) Total return on Common Share net asset value is the combination of reinvested dividend income, reinvested capital gains distributions at prices obtained by the Dividend Reinvestment Plan, if any, and changes in Common Share net asset value per share. Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions at prices obtained by the Dividend Reinvestment Plan, if any, and changes in stock price per share. Total returns are not annualized.
     (2) Annualized on a 365-day calendar year.

                                    THE FUND


     The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on March 25, 2004 as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust") governed by the laws of The Commonwealth of Massachusetts. On May 18, 2004, the Fund issued an aggregate of 5,236 Common Shares to First Trust Portfolios, L.P. in connection with the commencement of operations of the Fund. On May 28, 2004, the Fund issued an aggregate of 23,000,000 Common Shares pursuant to which the Fund received approximately $438,380,000, after the payment of estimated organizational and offering costs. On June 23, 2004, and on July 13, 2004, the Fund issued an additional 1,000,000 Common Shares and 1,225,000 Common Shares, respectively, in connection with the partial exercise by the underwriters of their overallotment option. The Common Shares are listed on the NYSE under the symbol "FCT." The Fund's principal office is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 and its telephone number is (630) 241-4141.

      The following provides information about the Fund's outstanding shares as of July 31, 2004:


                                                  Amount Held
                                                  by the Fund         Amount
  Title of Class           Amount Authorized   or for its Account    Outstanding
  --------------           -----------------   ------------------    -----------
  Common Shares..........     Unlimited              None           25,230,236
  Preferred Shares ......     Unlimited              None              None
     AMPS Series A.......       None                 None              None
     AMPS Series B.......       None                 None              None





                                 USE OF PROCEEDS


     The net proceeds of the offering will be $     , after payment of the sales
load and offering costs, estimated at approximately $     . The Fund will invest
the net proceeds of the offering in accordance with the Fund's investment objectives and policies as described under "The Fund's Investments," as soon as practicable. The Fund currently anticipates that it will be able to invest substantially all of the net proceeds in Senior Loans that meet those investment objectives and policies within approximately three to six months after the completion of the offering. The investment process may take more than three months because the Senior Loan market may not have enough attractively priced and desirable assets available in that time frame to allow the Fund to invest all available assets. Pending investment in Senior Loans that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term fixed income securities and money market securities.

                                 CAPITALIZATION


     The following table sets forth the capitalization (unaudited) of the Fund as of July 31, 2004, and as adjusted, to give effect to the issuance of the AMPS offered in this prospectus.

                                                                                                    As of July 31, 2004
                                                                                                    -------------------
                                                                                                 Actual         As Adjusted
                                                                                              (Unaudited)       (Unaudited)
                                                                                              -----------       -----------
     Preferred Shares, $25,000 stated value per share,
        at liquidation value; unlimited shares authorized
        (no shares issued and 4,000 shares issued, as
           adjusted, respectively) (1).....................................................   $          -      $100,000,000
                                                                                              ------------      ------------

     Common Shareholders' Equity:
     Common shares, $.01 par value per share; unlimited
        shares authorized (25,230,236 shares outstanding) (1)..............................   $    252,302      $    252,302
     Paid-in surplus (2)...................................................................    480,581,394       579,572,185
     Undistributed net investment income...................................................      1,708,475         1,708,475
     Accumulated net realized gain (loss) from investments.................................        354,187           354,187
     Net unrealized appreciation (depreciation) of investments.............................   $    386,352      $    386,352
------------

     (1) None of these outstanding shares are held by or for the account of the Fund.
     (2) As adjusted paid-in surplus reflects a reduction for the sales load and estimated offering expenses for the AMPS issuance ($1,009,209).




                              PORTFOLIO COMPOSITION


     As of July 31, 2004, approximately 90.4% of the market value of the Fund's portfolio was invested in leveraged bank loans, and approximately 9.6% of the market value of the Fund's portfolio was invested in repurchase obligations. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of July 31, 2004, based on the highest rating assigned each investment.

                                                    Value
     Credit Rating+                               (in 000's)      Percent
     --------------                               ----------      -------
     Loan Assets
        "Baa"/ "BB"...........................    $  14,612          2.2%
        "Ba"/ "BB"............................      270,655         41.6%
        "B"/ "B"..............................      277,376         42.6%
        "Caa"/ "CCC"..........................           --           .0%
        "Ca"/ "CC"............................           --           .0%
        "D"...................................        7,268          1.1%
        Unrated++.............................       18,288          2.8%
                                                   --------        ------
        Total Loan Assets.....................      588,199         90.4%
     Repurchase Agreements....................       62,680          9.6%
                                                   --------        ------
     Total....................................     $650,879        100.0%
                                                   ========        ======
    ----------
     + Ratings assigned by Moody's and S&P. These ratings are an assessment of the capacity and willingness of an issuer to pay the principal and interest on the securities being rated. The ratings are not a recommendation to purchase, hold or sell the securities being rated inasmuch as the rating does not comment as to market price or suitability for a particular investor. The meanings assigned by Moody's and S&P to their ratings are attached as Appendix B to the SAI.
     ++ Refers to securities that have not been rated by Moody's or S&P. See "The Fund's Investments--Investment Objectives and Policies."

                             THE FUND'S INVESTMENTS

Investment Objectives and Policies

     The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of Senior Loans. Under normal conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. There can be no assurance that the Fund will achieve its investment objectives.

     Corporate debt obligations, such as the Senior Loans, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund's NAV. There can be no assurance that the liquidation of collateral securing a Senior Loan or bond, if any, would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of a bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a corporate debt obligation. To the extent that a corporate debt obligation is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of a bankruptcy of such Borrower. Some corporate debt obligations, including Senior Loans, are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such corporate debt obligations to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders, including, in certain circumstances, invalidating such corporate debt obligations or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.


     The Fund may invest in corporate debt obligations which are not rated by an NRSRO, are not registered with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. In evaluating the creditworthiness of corporate debt obligors, the Sub-Adviser will consider, and may rely in part on, analyses performed by others. Substantially all of the corporate debt obligations in which the Fund will invest (at least 80%) will be lower grade debt instruments. Lower grade debt instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or comparably rated by another NRSRO. In the event corporate debt obligations are not rated, they are likely to be the equivalent of lower grade quality. Debt instruments which are unsecured and lower grade are viewed by the NRSROs as having speculative characteristics and are commonly referred to as "high yield" or "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix B to the SAI. The Sub-Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.


     No active trading market may exist for some corporate debt obligations in which the Fund will invest and some of those debt obligations may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund's ability to realize full value and thus cause a material decline in the Fund's NAV.

     When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's NAV will vary, the Fund's management expects that investing a significant portion of the Fund's Managed Assets in Senior Loans will reduce fluctuations in NAV as a result of changes in market interest rates. However, because the rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average reset period that is typically less than 90 days, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that can reduce liquidity) can also adversely impact the markets for debt obligations. Ratings downgrades of holdings or their issuers will generally reduce the value of such holdings.

     The Fund may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

     The Fund may also acquire equity securities as an incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans.

Senior Loan Characteristics

     Senior Loans are loans that typically are made to business Borrowers to finance leveraged buyouts, recapitalizations, mergers, stock repurchases and to finance internal growth. Senior Loans generally hold one of the most senior positions in the capital structure of a Borrower and are usually secured by liens on the assets of the Borrowers, including tangible assets such as cash, accounts receivable, inventory, real estate, property, plant and equipment, common and/or preferred stock of subsidiaries and other companies, and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Fund may also receive guarantees as a form of collateral.

     By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a Borrower's collateral if the Borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

     Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 4.00% and the Borrower were paying a fixed spread of 3.00%, the total interest rate paid by the Borrower would be 7.00%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. The fixed spread over the base rate on a Senior Loan typically does not change.

     Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the Borrower the ability to choose how often the base rate for the loan will change. Such periods can range from one day to one year, with most Borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, Borrowers will tend to choose longer reset periods, and during periods of declining interest rates, Borrowers will tend to choose shorter reset periods.

     Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for on-going administration of a Senior Loan. Agents are typically paid fees by the Borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

     Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in NAV.

     The Fund acquires Senior Loans from lenders such as banks, insurance companies, finance companies, other investment companies and private investment funds. The Fund may also acquire Senior Loans from U.S. branches of foreign banks that are regulated by the Federal Reserve System or appropriate state regulatory authorities.

     Senior Loans that the Fund may acquire include participation interests in lease financings ("Lease Participations") where the collateral quality, credit quality of the Borrower and the likelihood of payback are believed by the Sub-Adviser to be the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to a benchmark indicator of prevailing interest rates, such as LIBOR or the Prime Rate.

     See "Net Asset Value" for information about the valuation of Senior Loans.

Additional Information Concerning Senior Loans

     The Fund's investments in Senior Loans may take one of several forms, including acting as one of the group of lenders originating a Senior Loan, purchasing an assignment of a portion of a Senior Loan from a third party or acquiring a participation in a Senior Loan. When the Fund is a member of the originating syndicate for a Senior Loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a Senior Loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a Senior Loan only if the agent is determined by the Sub-Adviser to be creditworthy.

     Except for rating agency guidelines imposed on the Fund's portfolio while it has outstanding Preferred Shares, there is no minimum rating or other independent evaluation of a Borrower limiting the Fund's investments and most Senior Loans that the Fund may acquire, if rated, will be rated lower grade, meaning below investment grade quality. See "Risks--General Risks of Investing in the Fund--Credit Risk."

     Original Lender. When the Fund is one of the original lenders, it will have a direct contractual relationship with the Borrower and can enforce compliance by the Borrower with terms of the loan agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the loan agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of, or increasing the time for payment of interest on, or repayment of principal of, a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

     Assignments. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

     Participations. The Fund may also invest in participations in Senior Loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a Senior Loan typically means that the Fund has a contractual relationship only with the lender, not with the Borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the Borrower.

     With a participation, the Fund will have no rights to enforce compliance by the Borrower with the terms of the loan agreement or any rights with respect to any funds acquired by other lenders through set-off against the Borrower. In addition, the Fund may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a general creditor of the lender instead of the Borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the Borrower and the lender selling the participation. The Fund will consider a purchase of participations only in those situations where the Fund considers the participating lender to be creditworthy.

     In the event of a bankruptcy or insolvency of a Borrower, the obligation of the Borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such Borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a Senior Loan will be deemed to be a Senior Loan for the purposes of the Fund's investment objectives and policies.

     Senior Loan Market. The market for Senior Loans in which the Fund will invest surpassed the $1 trillion mark in 2002. New issue volume has exceeded $200 billion for each of the last six years. According to Standard & Poor's Leveraged Commentary and Data, over the last nine years, the investor base in Senior Loans has changed dramatically, with foreign and domestic banks moving from an approximate combined 75% market share in 1994 to an approximate combined 25% market share at year end 2003, while institutional investors, including mutual funds, hedge funds, collateralized debt obligations, insurance companies, and pension, endowment, and foundation investors collectively moved from an approximate 25% market share to an approximate 75% market share over the same period. According to Loan Pricing Corporation and Securities Data Corp., the entrance of new investors has helped create an active trading market in Senior Loans with approximately $145 billion in Senior Loan trades having been executed in 2003. The growth in the market could continue to result in improved liquidity for Senior Loans over time.

     Market Indices. The Fund may invest in Senior Loan market indices that synthetically reflect a composite of performance of the Senior Loan market based on the aggregate performance of a diversified pool of underlying actively traded "par" Senior Loans. The Fund may take long positions in these indices primarily as a means of investing its portfolio following the closing of the offering of the Fund's Common Shares and the receipt of the proceeds from the leveraging of the Fund through the issuance of Preferred Shares or other debt. From time to time, the Fund may invest in or short these indices as a means of managing portfolio exposure or increasing portfolio yield. In the event the Fund invests in these indices, the Fund expects to reduce its exposure to these indices by acquiring individual Senior Loans in the primary and secondary markets following the receipt of the aforementioned proceeds from the offerings of the Common and Preferred Shares (and/or other debt offering.) Senior Loan market indices are available in unfunded and funded format, the former making use of credit default swaps and the latter making use of credit-linked notes. Descriptions of credit default swaps and credit-linked notes may be found in the SAI. Any investment by the Fund in a Senior Loan market index will not be included in the limits set forth in the SAI for credit default swaps and credit-linked notes. In the event that the Fund were to invest in an unfunded Senior Loan market index, the Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the unfunded index investment.

     Other Investment Companies. The Fund may invest its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/ or pooled investment vehicles including market indices either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares and/or borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks--General Risks of Investing in the Fund--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Senior Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's Managed Assets be invested under normal market circumstances in Senior Loans.

Leverage


     The Fund anticipates its total leverage will be in an aggregate amount of 38% after the issuance of the AMPS and assuming the Fund borrows the full amount available to it under the Credit Facility described below. In addition to the issuance of AMPS, the Fund may make further use of financial leverage through borrowings, including the issuance of commercial paper or notes. The Fund has entered into the Credit Facility which provides up to $195,000,000 to be used to, among other things, purchase loans and other instruments in which the Fund may invest, thereby increasing the leverage of the Fund. The Fund currently intends to borrow up to the full amount available under the Credit Facility. See "Description of AMPS" and "Description of Borrowings." The Fund employs leverage to acquire additional income producing investments when the Advisers believe that the use of proceeds will enhance the Fund's net income. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Risks--General Risks of Investing in the Fund--Leverage Risk." The management fee paid to the Advisers will be calculated on the basis of the Fund's Managed Assets (which includes proceeds of financial leverage), so the fees will be higher when leverage is used. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings also may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.



                                      RISKS


     An investment in the AMPS involves risks. You may lose money by investing in the Fund. Such an investment should not constitute a complete investment program. Before investing in the AMPS, you should consider carefully the following risks.

Risks of Investing in AMPS

     Auction Risk. If there are more AMPS offered for sale than there are buyers for those shares, you may not be able to sell your AMPS at an auction. If Sufficient Clearing Bids do not exist in an auction, the Applicable Rate will be the Maximum Rate, and in this event, owners of the AMPS who wish to sell will not be able to sell all, or any, of the shares in the auction. As a result, your investment in the AMPS may be illiquid. Also, if you place Hold Orders (orders to retain AMPS) at an auction only at a specified rate, and that Bid rate exceeds the rate set at the auction, you will not retain your AMPS. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below market rate, you may receive a lower than market rate of return on your shares. The dividend paid may be changed, subject to certain conditions and without notice to the holders of AMPS, which could affect the liquidity of your investment. See "Description of AMPS" and "The Auction--Auction Procedures."

     Interest Rate Risk. The AMPS pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the AMPS may rise so that the dividends paid to holders of AMPS exceeds the income from the Fund's portfolio securities. The Fund will hold principally Senior Loans that are based on longer term interest rates. The Fund intends to manage the potential interest rate mismatch between the interest rates on its Senior Loans and the dividend rate. There is no guarantee that the Fund will be successful in reducing or eliminating this interest rate risk. In addition, rising market interest rates could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS and jeopardizing the Fund's ability to pay dividends on the AMPS.

     Ratings and Asset Coverage Risk. While S&P and Moody's assign ratings of "AAA" and "Aaa," respectively, to AMPS, the ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. A rating agency could downgrade AMPS, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades AMPS, the Fund intends to alter its portfolio or redeem AMPS. The Fund may voluntarily redeem AMPS to meet regulatory or Rating Agency requirements. See "Description of AMPS--Asset Maintenance" for a description of the asset maintenance tests the Fund must meet. The Fund may not redeem AMPS if such redemption would cause the Fund to fail to meet regulatory or Rating Agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements. A material decline in the Fund's NAV may impair the Fund's ability to maintain its required levels of asset coverage on the AMPS or to pay dividends on AMPS.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your AMPS investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the AMPS and distributions declines. In an inflationary period, however, it is expected that, through the auction process, AMPS dividend rates would increase, tending to offset this risk.

     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on AMPS and the Common Shares unless it satisfies certain conditions. See "Description of AMPS--Restrictions on Dividend, Redemption and Other Payments." These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem AMPS if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Federal Income Tax Matters."

     Secondary Market Risk. The Broker-Dealers may maintain a secondary market in the shares outside of auctions, but they have no obligation to do so. There can be no assurance that a secondary market for the shares will develop or, if one does develop, that it will provide holders with a liquid trading market. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Rate Period (a Rate Period other than 28 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-Dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem shares if an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS are not listed on an exchange. If you sell your AMPS to a Broker-Dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. In addition, a Broker-Dealer may, in its own discretion, decide to sell AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the AMPS.

     Securities and Exchange Commission Inquiries. Merrill Lynch has advised the Fund that it and certain Broker-Dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Merrill Lynch is cooperating fully with the Securities and Exchange Commission in this process. No assurance can be given as to whether the results of this process will affect the market for the AMPS or the Auctions.

General Risks of Investing in the Fund

     Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company that began operations on May 28, 2004.

     Performance Risk. The Fund's ability to pay dividends depends upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, including credit risk on the underlying assets.

     Credit Risk. Credit risk is the risk of nonpayment of scheduled interest and/or principal payments. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The value of Senior Loans is affected by the creditworthiness of Borrowers/issuers and by general economic and specific industry conditions. The Fund will own securities with low credit quality and consequently, will be subject to a high level of credit risk.

     The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or subsequently may decline below the principal amount of the Senior Loan. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

     In the event of a Borrower's bankruptcy, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

     Senior Loans. If a Borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the NAV of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund also may be subject to credit risks with respect to that lender. See "The Fund's Investments--Senior Loans--Additional Information Concerning Senior Loans."

     Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal of and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may subsequently decline below the principal amount of the Senior Loan. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

     In the event of the bankruptcy of a Borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

     The Senior Loans in which the Fund invests are generally lower grade (i.e., rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or comparably rated by another NRSRO) or unrated but determined to be of comparable credit quality as lower grade debt instruments. Investment decisions will be based largely on the credit analysis performed by the Sub-Adviser, and not on rating agency evaluations. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

     Lower Grade Debt Instruments. Investing in lower grade debt instruments involves additional risks than investment-grade debt instruments. Lower grade debt instruments are securities rated "Ba1" or lower by Moody's or "BB+" or lower by S&P, comparably rated by another NRSRO or, if unrated, of comparable credit quality. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories ("Ca" or lower by Moody's, "CC" or lower by S&P or comparably rated by another NRSRO). Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments.

     Lower grade debt instruments tend to be less liquid than higher grade debt instruments. Lower grade debt instruments carry particular market risks and may experience greater volatility in market value than investment grade debt instruments. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rate and other factors difficult to predict, causing their value to be highly volatile. The secondary market for lower grade debt instruments may be less liquid than the markets for higher quality debt instruments, and this may have an adverse effect on the market value of certain securities.

     Lower grade debt instruments face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

     The Fund could lose money if the issuer of a debt instrument is unable to meet its financial obligations or goes bankrupt. The Fund may be subject to more credit risk than other income funds because it invests in lower grade debt instruments, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

     The value of a lower grade debt instrument may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt instruments with shorter durations.

     Lower grade debt instruments may be less liquid than higher quality instruments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

     The value of a Senior Loan is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular Senior Loan, given its individual credit and other characteristics. If market interest rates change, a Senior Loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average reset period that is typically less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be limited.

     To the extent that changes in total rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on Senior Loans of the type and quality in which the Fund invests, the Fund's NAV also could be adversely affected. Again, this is because the value of a Senior Loan in the Fund is partially a function of whether it is paying what the market perceives to be an appropriate total rate of interest for the particular Senior Loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan's value based on changes in the market spread on Senior Loans held by the Fund may be of longer duration.

     Reliance on Credit Analysis by Sub-Adviser; Management Risk. Investment decisions will be based largely on the credit analysis performed by the Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants, agents or others that invest in, trade in, originate or administer Senior Loans. The Sub-Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

     Illiquid Securities. The Fund may invest without limit in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities also are more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

     Limited Secondary Market for Senior Loans; Valuation. Although the resale, or secondary market for Senior Loans is growing, currently it is limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market.

     Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the Senior Loans in which the Fund invests will be relatively illiquid.

     In addition, Senior Loans in which the Fund invests may require the consent of the Borrower and/or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. In addition, if the Fund purchases a relatively large assignment of a Senior Loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to the Borrower when the Sub-Adviser deems it advisable to do so.

     The Fund will value its Senior Loans daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities with a secondary market, because there is less reliable objective data available.

     Interest Rate Risk. During normal market conditions, changes in market interest rates will affect the Fund. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because Senior Loans, the majority of the assets in which the Fund invests, pay interest at floating rates varying in response to changes in market rates. However, because the rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average reset period that is typically less than 90 days, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV.


     Leverage Risk. Upon the issuance of the AMPS and assuming the Fund borrows the full amount available to it under the Credit Facility, the Fund will be leveraged in the amount of 38% of its Managed Assets and currently intends, under normal circumstances, to maintain that amount. The use of leverage results in additional risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

     The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares, including the AMPS, or purchase Common Shares or Preferred Shares unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exists under any leverage borrowing program.

     In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares, including the AMPS, and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell Senior Loans and other assets of the Fund) and, if any default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares, including the AMPS, or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the shareholders of the Fund. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.


     In addition, because the fee paid to the Adviser and Sub-Adviser will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser's and Sub-Adviser's fees from the Fund will be higher (and the Adviser and Sub-Adviser will be benefited to that extent) when leverage is utilized.

     Foreign Securities. The Fund may invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign securities, but in no case will the Fund invest in debt securities of issuers located in emerging markets. Investments in non-U.S. issuers may involve unique risks which differ from investments in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region. These risks may include:

         o less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

         o many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Sub-Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;

         o an adverse effect of currency exchange rates or controls on the value of the Fund's investments;

         o the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

         o economic, political, and social developments may adversely affect the securities markets; and

         o  withholding and other non-U.S. taxes may decrease the Fund's return.

     Unsecured Loans and Subordinated Loans. The Fund may invest up to 10% of its Managed Assets, measured at the time of investment, in unsecured Senior Loans, subordinated loans or a subordinated portion of a Senior Loan. Unsecured Senior Loans and subordinated loans share the same credit risks as those discussed above under "Credit Risk" except that unsecured Senior Loans are not secured by any collateral of the Borrower and subordinated loans are not the most senior debt in a Borrower's capital structure. Unsecured Senior Loans do not enjoy the security associated with collateralization and may pose a greater risk of non-payment of interest or loss of principal than do secured Senior Loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans and subordinated portions of Senior Loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the Borrower's assets are insufficient to meet its obligations to its creditors.


     Restrictive Covenants and 1940 Act Restrictions. The Credit Agreement governing the Credit Facility entered into by the Fund includes usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (1) issue Preferred Shares; (2) incur liens or pledge portfolio securities or investments; (3) change its investment objectives or fundamental investment policies and restrictions without the approval of lenders; (4) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger or consolidation or sell, transfer or otherwise dispose of all or a substantial portion of the Fund's assets; (5) remove the adviser or the sub-adviser of the Fund; (6) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (7) engage in any business other than the business currently engaged in; (8) create, assume or suffer to exist certain debt except for certain specific types of debt; and (9) become a member of any ERISA group or incur any liability or obligation that could result in the imposition of a lien under the Code or ERISA. Any Potential Credit Agreements will also likely include the covenants listed above. In addition, Potential Credit Agreements may not permit the Fund's asset coverage ratio to fall below 300% at any time.

     Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreement limits, and any Potential Credit Agreement would likely limit, the Fund's ability to pay dividends or make other distributions on the Fund's Preferred Shares including the AMPS, unless the Fund complies with the 300% asset coverage test in the Credit Agreement and likely to be a provision in any Potential Credit Agreement. In addition, the Credit Agreement does not permit, and any Potential Credit Agreement would likely not permit, the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares, including the AMPS, at any time that any event of default under the Credit Agreement or any Potential Credit Agreement has occurred and is continuing.

     Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 33-1/3% of Managed Assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should the borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

     Demand for Senior Loans. Although the volume of Senior Loans has increased in recent years, demand for Senior Loans also has grown. An increase in demand may affect adversely the rate of interest payable on Senior Loans acquired by the Fund, the price of Senior Loans acquired in the secondary markets and the rights provided to the Fund under the terms of a Senior Loan.

     Short-Term Debt Securities. The Fund may invest in short-term debt securities. Short-term debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.

     Because short-term debt securities pay interest at a fixed rate, when interest rates decline, the value of the Fund's short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.

     Investments in Equity Securities Incidental to Investment in Senior Loans. The Fund also may acquire equity securities as incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan to the Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

     Strategic Transactions. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including credit default swaps, credit-linked notes, interest rate options, futures, swaps, caps, floors, and collars and other derivative transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements. Certain of these strategic transactions may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to Common Shareholders as discussed above under "--Leverage Risk." See "Additional Information About the Fund's Investments" in the SAI for more information about these techniques.

     Reinvestment Risk. Reinvestment risk is the risk that income from the Fund will decline if and when the Fund invests the proceeds from matured, traded, or called securities at market rates that are below the portfolio's current earnings rate. A decline in income could affect the market price or the overall returns on the Fund's Common Shares.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation adjusted, value of the Fund's Common Shares and distributions can decline and the interest payments on Fund borrowings, if any, may increase or the value of dividend payments on the Fund's Preferred Shares, if any, may decline.

     Regulatory Changes. To the extent that legislation or state or federal bank or other regulators impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans and other related investments sought after by the Fund may be reduced. Further, such legislation or regulation could depress the market value of Senior Loans and other debt securities held by the Fund.

     Market Event Risk. The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy. The Iraq war and related reconstruction, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally.

                             MANAGEMENT OF THE FUND

Trustees and Officers

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Adviser and the Sub-Adviser. There are five trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser


     First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 is the investment adviser to the Fund and is responsible for selecting and supervising the Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $12.7 billion in assets, which it managed or supervised as of July 31, 2004.


     First Trust Advisors also is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

     For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI.

Sub-Adviser


     Four Corners Capital Management, LLC, 515 South Flower Street, Suite 4310, Los Angeles, California 90071 serves as the investment sub-adviser to the Fund. In this capacity, the Sub-Adviser is responsible for the selection and ongoing monitoring of the assets in the Fund's investment portfolio. The Sub-Adviser specializes in managing portfolios of Senior Loans and structured finance assets. The Sub-Adviser managed and advised investment portfolios with approximately $2 billion of investment capacity as of July 31, 2004. The Sub-Adviser's expertise is particularly suited to the Fund's focus on Senior Loans. The Sub-Adviser is a Delaware limited liability company founded in September 2001 by Macquarie Holdings (USA), Inc., a subsidiary of Macquarie Bank Limited, and an experienced group of senior loan investment professionals.


     The Sub-Adviser is owned 66.67% by Macquarie Bank Limited through a subsidiary and 33.33% by the senior management of Four Corners. Day-to-day operations and execution of specific investment strategies relating to the Fund are the responsibility of the Sub-Adviser. Michael P. McAdams is the President and Chief Investment Officer of the Sub-Adviser and will be co-Portfolio Manager of the Fund. Robert I. Bernstein is the Managing Director and Chief Credit Officer of the Sub-Adviser and will be co-Portfolio Manager of the Fund.

     Mr. McAdams has been involved with the management of portfolios of senior loans since 1982. In 1988 he established, and from 1988 until 1995, he was the portfolio manager for, Pilgrim Prime Rate Trust, the first U.S. investment company that invested primarily in senior loans. Immediately prior to establishing Four Corners, Mr. McAdams was Chief Executive Officer of ING Capital Advisors, LLC, an institutional asset manager then having approximately $7 billion in senior loan and high yield bond portfolios under management. In 1995, Mr. McAdams was a founding board member of the Loan Syndications and Trading Association ("LSTA"), the senior loan industry's trade group. Mr. McAdams has served as Chairman (2001) and Vice Chairman (2002) of the LSTA and was the first person from the investment side of the industry to serve in any of those capacities. Today, he remains a Director and is a member of the LSTA's Mark-to-Market Policy Committee.

     Mr. Bernstein's involvement with senior loans began in 1986, and he has been actively involved in the senior loan market for over 12 years. Prior to joining Four Corners in November 2001, Mr. Bernstein was most recently a General Partner of The Yucaipa Companies, a Los Angeles-based private equity investment firm. While at Yucaipa, Mr. Bernstein completed more than $4 billion of senior loan and high yield bond financings and private equity investments, and he served on the boards of three companies. He was previously with Bankers Trust's Leverage Finance Group, where he arranged senior loan and high yield bond financing for financial sponsors and corporate issuers. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

Investment Management Agreement

     The Fund has agreed to pay a fee for the services and facilities provided by the Adviser of .75% of Managed Assets pursuant to an investment management agreement between the Adviser and the Fund.

     For purposes of calculating the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

     In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing, and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

     The Sub-Adviser receives a portfolio management fee of .38% of Managed Assets, which is paid out of the Adviser's management fee.

     Because the fee paid to the Adviser and Sub-Adviser will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser's and Sub-Adviser's fees from the Fund will be higher (and the Adviser and Sub-Adviser will be benefited to that extent) when leverage is utilized.



                               DESCRIPTION OF AMPS

     The following is a brief description of the terms of AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of AMPS in the Statement, attached as Appendix A to the SAI. Capitalized terms not otherwise defined in this section shall have the meanings given to the terms in the Glossary of Terms attached as Appendix A to this prospectus.

General

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. The Statement currently authorizes the issuance of Preferred Shares as follows: Preferred Shares (referred to as "Auction Market Preferred Shares" or "AMPS"). The AMPS have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The AMPS when issued and sold in this Offering will (1) be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, (2) not be convertible into Common Shares or other capital stock of the Fund, (3) have no pre-emptive rights and (4) not be subject to any sinking fund. The AMPS will be subject to optional and mandatory redemption as described below under "--Redemption."

     Holders of AMPS will not receive certificates representing their ownership interest in the shares. Initially, The Depository Trust Company ("DTC") will act as Securities Depository for the Agent Members with respect to the AMPS.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, Deutsche Bank Trust Company Americas will act as the transfer agent, registrar, and paying agent for the AMPS. Furthermore, the Auction Agent will send notices to holders of AMPS of any meeting at which holders of AMPS have the right to vote. See "--Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

     Except in an auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of AMPS, so long as the Fund is current in the payment of dividends on the AMPS and on any other capital shares of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation.

Dividends and Rate Periods

     General. Holders of AMPS will be entitled to receive cash dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Rate Period and, thereafter, on each Dividend Payment Date with respect to a subsequent Rate Period (generally a period of seven days for the Series A AMPS and 28 days for the Series B AMPS, subject to certain exceptions) at the rate per annum equal to the Applicable Rate for each Rate Period. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

     The Initial Rate Period for the Series A AMPS will be days and the dividend rate for this period will be %. The Initial Rate Period for the Series B AMPS will be days and the dividend rate for this period will be %. Subsequent Rate Periods will be seven days for the Series A AMPS and 28 days for the Series B AMPS.

     Dividend Payment Dates. Dividends on the AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Declaration of Trust and applicable law. Dividend periods generally will begin on the first Business Day after an Auction. If dividends are payable on a day that is not a Business Day, then dividends will generally be payable on the next day if such day is a Business Day, or as otherwise specified in the Statement. If a Dividend Payment Date is not a Business Day because the NYSE is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

         o the Dividend Payment Date for the affected Rate Period will be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to by paid using their reasonable best efforts;

         o the affected Rate Period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

         o the next Rate Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

     Dividends will be paid through DTC on each Dividend Payment Date. The Dividend Payment Date will normally be the first Business Day after the Rate Period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the Auction Agent in same-day funds on each Dividend Payment Date to Agent Members (members of DTC that will act on behalf of existing or potential holders of AMPS). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

     Calculation of Dividend Payment. The Fund computes the dividends per share payable on shares of AMPS by multiplying the Applicable Rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the Rate Period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share. Dividends on AMPS will accumulate from the date of their original issue, which is , 2004. For each Rate Period after the Initial Rate Period, the Rate will be determined at auction. The dividend rate that results from an Auction will not be greater than the Maximum Rate described below. The Maximum Rate for any regular period will be the higher of (as set forth in the table below) the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a Special Rate Period, the maximum applicable rate will be specified by the Fund in the notice of the Special Rate Period for such Dividend Payment Period. The Applicable Percentage or Applicable Spread is determined on the day that a notice of a Special Rate Period is delivered if the notice specifies a Maximum Rate for a Special Rate Period. The Applicable Percentage or Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

 Credit Ratings for Preferred Shares
 -----------------------------------
                                           Applicable Percentage     Applicable
     Moody's                S&P              of Reference Rate         Spread
     -------                ---            ---------------------     ----------
      "Aaa"                "AAA"                   125%               125 bps
 "Aa3" to "Aa1"       "AA-" to "AA+"               150%               150 bps
  "A3" to "A1"         "A-" to "A+"                200%               200 bps
"Baa3" to "Baa1"     "BBB-" to "BBB+"              250%               250 bps
 "Ba1" and below      "BB+" and below              300%               300 bps

     Assuming the Fund maintains an "Aaa"/ "AAA" rating on the AMPS, the practical effect of the different methods used to calculate the Maximum Rate is shown in the table below:

                                                                  Method Used to
  Reference    Maximum Rate Using the    Maximum Rate Using the   Determine the
    Rate        Applicable Percentage       Applicable Spread      Maximum Rate
  ---------    ----------------------    ----------------------   --------------
     1%                1.25%                     2.25%                Spread
     2%                2.50%                     3.25%                Spread
     3%                3.75%                     4.25%                Spread
     4%                5.00%                     5.25%                Spread
     5%                6.25%                     6.25%                Either
     6%                7.50%                     7.25%              Percentage

     Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit may result in the cancellation of an auction. The Fund does not intend to establish any reserves for the payment of dividends.

     The Applicable Percentage and Applicable Rate as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for each series of AMPS. If neither Moody's nor S&P will make such a rating available, the Fund will select another Rating Agency to act as a substitute Rating Agency.

     Designation of Special Rate Periods. The Fund may, in certain situations, at its sole option, declare a Special Rate Period. Prior to declaring a Special Rate Period, the Fund will give notice (a "notice of Special Rate Period") to the Auction Agent and to each Broker-Dealer. The notice will state that the next succeeding Rate Period for the AMPS will be a number of days as specified in such notice. The Fund may not designate a Special Rate Period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have received confirmation from S&P and Moody's or any substitute rating agency that the proposed Special Rate Period will not adversely affect such agency's then-current rating on the AMPS, and the lead Broker-Dealer designated by the Fund, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, must not have objected to the declaration of a Special Rate Period. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. A notice of Special Rate Period also will specify whether the AMPS will be subject to optional redemption during such Special Rate Period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.

Rating Agency Guidelines

     The Fund is required under Moody's and S&P guidelines to maintain Moody's Eligible Assets and S&P Eligible Assets each having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P each have established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding of the Fund does not satisfy a Rating Agency's guidelines, all or a portion of the holding's value will not be included in the calculation of Discounted Value for purposes of that Rating Agency. The amount of assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Moody's and S&P guidelines also impose limitations on the Fund's investments, which may be in addition to the restrictions applicable to the AMPS imposed by the Statement. See "Description of AMPS" in the SAI.

     The Fund also is required under the 1940 Act to maintain, with respect to the AMPS, asset coverage of at least 200% with respect to senior securities that are stock (as that term is used in the 1940 Act), including the AMPS (or other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are stock (as that term is used in the 1940 Act) of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("1940 Act Preferred Shares Asset Coverage"). It is anticipated that the Fund's auditors will certify once per year, at the end of the Fund's fiscal year, that the Fund is in compliance with the Preferred Shares Basic Maintenance Amount and, if requested by the Rating Agency, the 1940 Act Preferred Shares Asset Coverage tests.

     Based on the Fund's assets and liabilities as of August 11, 2004 and assuming the issuance of all AMPS offered hereby, amounts borrowed by the Fund under the Credit Facility ($100,000,000 as of August 11, 2004, or 51% of the $195,000,000 available), and the use of proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to the AMPS would be computed as follows:

      Value of Fund assets less liabilities
        not representing senior securities           $680,192,437
   -------------------------------------------   =   ------------   =   340%
   Senior securities representing indebtedness       $200,000,000
       Plus liquidation value of the AMPS

     If the Fund had borrowed 100% of the $195,000,000 available, the 1940 Act Preferred Shares Asset Coverage, based on the composition of its portfolio as of August 11, 2004, would be 263%.

     If the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required by the Statement to redeem AMPS as described under "--Redemption--Mandatory Redemption."

     The Rating Agency guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines limit the Fund's use of futures, options and other derivative transactions for hedging or investment purposes, prevent the Fund from entering into hedging transactions other than S&P Hedging Transactions and Moody's Hedging Transactions, restrict the use of forward commitments and similar transactions, and limit the percentage of the Fund's assets that may be invested in any one issuer or type or class of issuer.

     The Rating Agency guidelines also prohibit the Fund from taking some types of actions unless it has received written confirmation from the Rating Agencies that the actions would not impair the ratings then assigned to the AMPS. These actions include changing restrictions on borrowing money, engaging in short sales, lending portfolio securities, issuing any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.

     The restrictions in the Rating Agency guidelines may limit the Fund's ability to make certain investments that First Trust Advisors and Four Corners believe would benefit the Fund. The descriptions of the Rating Agency guidelines in this section and in "--Asset Maintenance" are summaries only and are not complete.

     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without shareholder approval, amend, alter or repeal certain of the definitions and related provisions which have been adopted by the Fund pursuant to the Rating Agency guidelines only in the event the Fund receives written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the AMPS.

     As described by S&P and Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell the shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and/or the First Trust Advisors and its affiliates and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, information. The Common Shares have not been rated by any rating agency.

     A Rating Agency's guidelines will apply to the AMPS only so long as the Rating Agency is rating the shares. The Fund will pay certain fees to S&P and Moody's for rating the AMPS. The Fund may at some future time seek to have the AMPS rated by an additional or Other Rating Agency.

Restrictions on Dividend, Redemption and Other Payments

     Under the 1940 Act, the Fund may not (1) declare any dividend with respect to the AMPS if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or any other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its AMPS) or (2) declare any other distribution on the AMPS or purchase or redeem AMPS if at the time of the declaration (and after giving effect thereto), asset coverage with respect to any Borrowings that are senior securities representing indebtedness would be less than 300% (or any higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest).

     "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any promissory note or other evidence of indebtedness in any case where a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of AMPS, the asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

     In addition, a declaration of a dividend or other distribution on or purchase or redemption of AMPS may be prohibited (1) at any time that an event of default under any Borrowings has occurred and is continuing; or (2) after giving effect to the declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with the Borrowings; or (3) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

     Upon a failure to pay dividends for two years or more, the holders of AMPS will acquire certain additional voting rights. See "--Voting Rights" below. These rights shall be the exclusive remedy of the holders of AMPS upon any failure to pay dividends on the AMPS.

     For so long as any AMPS are outstanding, except in connection with the liquidation of the Fund, or a refinancing of the AMPS as provided in the Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the AMPS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the AMPS as to dividends and upon liquidation), unless (1) there is no event of default under any Borrowings that is continuing; (2) immediately after the transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act Preferred Shares Asset Coverage (as defined below) (see "--Asset Maintenance"); (3) immediately after the transaction, the Fund would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any Borrowings; (4) full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid; (5) the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement (see "--Redemption"); and (6) the Fund has redeemed the full amount of any Borrowings required to be redeemed by any provision for mandatory redemption.

Redemption

     Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem AMPS having a Rate Period of one year or less, in whole or in part, out of funds legally available therefor, on the Dividend Payment Date upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. This optional redemption is not available during the initial Rate Period or during any period during which the Fund may not, at its option, redeem the AMPS. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Rate Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Rate Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of the redemption of AMPS on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

     The Fund also reserves the right to repurchase AMPS in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the AMPS, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, (1) Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount or, (2) as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following such Valuation Date in the case of a failure to maintain the Preferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Preferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the AMPS will be subject to mandatory redemption out of funds legally available therefor. See "--Asset Maintenance." The number of AMPS to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having sufficient Eligible Assets to restore the Preferred Shares Basic Maintenance Amount or 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all AMPS then outstanding will be redeemed), and (B) the maximum number of AMPS that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below). In determining the AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Holders of AMPS in proportion to the number of shares they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

     The Fund is required to effect any mandatory redemption described above not later than 30 days after the Fund last satisfied the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of AMPS which are subject to mandatory redemption if sufficient funds were available, or the Fund otherwise is unable to effect the redemption on or prior to the Mandatory Redemption Date, the Fund will redeem those AMPS on the earliest practicable date on which the Fund will have these funds available, upon notice to record owners of shares of the AMPS to be redeemed and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

      The redemption price per share upon a mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the redemption date, plus (in the case of a Rate Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required by the Rule or any successor provision (notice currently must be filed with the Securities and Exchange Commission generally at least 30 calendar days prior to the redemption date). The Fund shall deliver a redemption notice to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide notice to each Holder of AMPS called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to the shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). This notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of AMPS called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notices of Redemption will be addressed to the registered owners of the AMPS at their addresses appearing on the share records of the Fund. This notice will set forth (1) the redemption date, (2) the number and identity of AMPS to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein),
(4) that dividends on the shares to be redeemed will cease to accumulate on the redemption date, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If fewer than all of the AMPS are redeemed on any date, the shares to be redeemed on the date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by the holders, by lot or by another method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. AMPS may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the AMPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     If a Notice of Redemption has been given, then upon the deposit of funds sufficient to effect the redemption, dividends on the shares shall cease to accumulate and the shares shall be no longer deemed to be Outstanding for any purpose and all rights of the owners of the shares so called for redemption will cease and terminate, except the right of the owners of the shares to receive the redemption price, but without any interest or additional amount. Upon written request, the Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the AMPS called for redemption on the date and (2) the other amounts, if any, to which holders of AMPS called for redemption may be entitled. Any funds so deposited which are unclaimed two years after the redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. Thereupon, Holders of AMPS called for redemption may look only to the Fund for payment.

     So long as any AMPS are held of record by the nominee of the Securities Depository, the redemption price for the shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute the funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no AMPS may be redeemed unless all dividends in arrears on the outstanding AMPS, and all shares of beneficial interest of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund, in which case all AMPS and all shares ranking in a parity with the AMPS must receive proportionate amounts. The foregoing shall not prevent the purchase or acquisition of all the Outstanding AMPS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding AMPS.

     Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any AMPS outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any AMPS for which a Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to the purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding AMPS are redeemed or otherwise acquired by the Fund, the Fund shall give notice of the transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

Asset Maintenance

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the AMPS: (1) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a rating agency, at least equal to the aggregate liquidation preference of the AMPS plus specified liabilities, payment obligations and other amounts; and (2) the Fund must maintain asset coverage for AMPS of at least 200%.

     Preferred Shares Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of AMPS is Outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, which is calculated separately for Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and any Other Rating Agency which is then rating the AMPS and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain AMPS.
See "--Redemption--Mandatory Redemption."

     The "Preferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

         (i) (A) the product of the number of AMPS Outstanding on such date multiplied by $25,000, plus any redemption premium applicable to the AMPS then subject to redemption;

              (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates to (but not including) the first respective Dividend Payment dates for the AMPS Outstanding that follow such Valuation Date;

              (C) the aggregate amount of cash dividends that would accumulate on the AMPS Outstanding from such first respective Dividend Payment Date therefor through the 30th day after such Valuation Date, at the Maximum Rate for a Seven- Day Rate Period for the Series A AMPS or a 28-Day Rate Period for the Series B AMPS to commence on such Dividend Payment Date, multiplied by the Volatility Factor;

              (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date;

              (E) the amount of any indebtedness or obligations of the Fund senior in right of payment to the AMPS; and

              (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less

         (ii)  either (A) the Discounted Value of any of the Fund's assets, or
     (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem AMPS subject to redemption or to satisfy any of (i)(B) through (i)(F).

     The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the Market Value of the Fund's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount are based on criteria established in connection with rating the AMPS. The discount factor relating to any asset of the Fund, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only if the Fund receives written confirmation from each rating agency which is then rating the AMPS and which so requires that any changes would not impair its rating.

     A rating agency's guidelines will apply to AMPS only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and S&P for rating AMPS. The ratings assigned to AMPS are not recommendations to buy, sell or hold AMPS. The ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of AMPS should be evaluated independently of any other rating.

     1940 Act Preferred Shares Asset Coverage. The Fund also is required to maintain, with respect to AMPS, as of the last Business Day on any month in which any AMPS are outstanding, asset coverage of at least 200% (or another percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain AMPS. See "--Redemption--Mandatory Redemption."

     Notices. After the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to any Rating Agency which is then rating the AMPS (1) a certificate with respect to the calculation of the Preferred Shares Basic Maintenance Amount; (2) a certificate with respect to the calculation of the 1940 Act Preferred Shares Asset Coverage and the value of the portfolio holdings of the Fund; and (3) a letter proposed by the Fund's independent accountants regarding the accuracy of the calculations. The timing requirements for such notices are specified under "Description of AMPS Cumulative Preferred Shares-- Notices" in the SAI.

Liquidation Rights

      In the event of a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding and any other shares ranking on a parity with the AMPS then outstanding, in preference to the holders of Common Shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation preference in the amount equal to $25,000 per share of the AMPS, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of the preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of AMPS will not be entitled to any premium to which the holder would be entitled to receive upon redemption of the AMPS. After payment of the full amount of the liquidation distribution, the owners of the AMPS will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the AMPS, shall be insufficient to permit the payment in full to the holders of the amounts to which they are entitled, then the available assets shall be distributed among the holders of all outstanding Preferred Shares, including the AMPS, ratably in any distribution of assets according to the respective amounts which would be payable on all the shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of AMPS of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to AMPS upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to AMPS upon dissolution, liquidation or winding up.

     A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

     Except as otherwise indicated in this prospectus, the Declaration of Trust, Statement or as otherwise required by applicable law, holders of AMPS have one vote per share and vote together with holders of Common Shares as a single class. Under applicable rules of the NYSE, the Fund is currently required to hold annual meetings of shareholders.

     In connection with the election of the Trustees, the holders of outstanding Preferred Shares, including the AMPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund, to elect two Trustees of the Fund. The holders of outstanding Common Shares and Preferred Shares, including the AMPS, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on the Preferred Shares, including AMPS, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares, including the AMPS, as described above, would constitute a majority of the Board as so increased by the smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of Preferred Shares, including the AMPS, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which the holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including the AMPS, for all past Rate Periods, or the voting period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of Preferred Shares, including the AMPS (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of Preferred Shares, including the AMPS, have the right to elect in any event), will terminate automatically. Any Preferred Shares issued after the date hereof shall vote with the AMPS as a single class on the matters described above, and the issuance of any additional Preferred Shares by the Fund may reduce the voting power of the AMPS.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, including the AMPS, determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to


         (1) amend, alter or repeal any of the preferences, rights or powers of the class so as to affect materially and adversely the preferences, rights or powers;

         (2) increase the authorized number of shares of Preferred Shares;


         (3) create, authorize or issue shares of any class of shares ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, the shares of beneficial interest ranking senior to or on parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on parity with the Preferred Shares.


         (4) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any action;

         (5) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (6) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or

         (6) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of the indebtedness for borrowed money or any direct or indirect guarantee of the indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

     With respect to (1), (2) and (3) above, notwithstanding anything contained therein, the Board of Trustees, without the vote or consent of the holders of Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue shares or series of Preferred Shares, including other series of AMPS, ranking on a parity with the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of the AMPS, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act Preferred Shares Asset Coverage and Preferred Shares Basic Maintenance Amount requirements and the receipt by the Fund of confirmation from S&P and Moody's or any substitute rating agency that the proposed Special Rate Period will not adversely affect such agency's then-current rating on the AMPS.

     In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including any series of AMPS, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of the series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless the matter (1) alters or abolishes any preferential right of the series; (2) creates, alters or abolishes any right in respect of redemption of the series; or (3) creates or alters (other than to abolish) any restriction on transfer applicable to the series.
     The foregoing voting provisions will not apply with respect to the AMPS if, at or prior to the time when a vote is required, the shares have been (1) redeemed or (2) called for redemption, and sufficient funds shall have been deposited in trust to effect the redemption.

     The Board of Trustees, without the vote or consent of any holder of Preferred Shares, including AMPS, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal certain definitions set forth in the Statement or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth in the Statement in connection with obtaining or maintaining the rating of Moody's, S&P or any Other Rating Agency with respect to AMPS and any adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the holders thereof, provided the Board of Trustees receives written confirmation from the relevant rating agency (such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to another rating agency's rating) that any amendment, alteration or repeal would not adversely affect the rating then assigned by the rating agency.

     Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount and spread by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including AMPS, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

     Unless otherwise required by law, holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Statement. The holders of AMPS shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the AMPS, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

     Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, to authorize the conversion of the Fund to open-end status or to change the Fund's fundamental investment policies. See "Certain Provisions in the Declaration of Trust" and "Conversion to Open-End Fund" herein and "Investment Restrictions" in the SAI.



                                   THE AUCTION

General

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the series of AMPS so long as the Applicable Rate for shares of the series is to be based on the results of an auction.

     The Auction Agent may terminate the Auction Agency Agreement (i) upon prior notice to the Fund on the date specified in such notice, which date shall be no earlier than 60 days after delivery of such notice or (ii) upon prior notice to the Fund on the date specified in such notice if the Fund shall have failed to pay the amounts due the Auction Agent in connection with its agency under the Auction Agency Agreement and under the Broker-Dealer Agreements (defined below) within 30 days of invoice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent at any time by so notifying the Auction Agent, provided that, if any AMPS remain outstanding, prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.

     The Auction Agent after each auction for AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge in the amount equal to (i) the product of (A) a fraction the numerator of which is the number of days in the Rate Period (calculated by counting the first day of such Rate Period but excluding the last day thereof) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000 times (D) the sum of the aggregate number of AMPS placed by such Broker-Dealer in the case of any auction immediately preceding a Rate Period of less than one year, or (ii) the amount mutually agreed upon by the Fund and the Broker-Dealers, based upon a selling concession that would be applicable to an underwriting of fixed or variable rate AMPS with a similar final maturity or variable rate dividend, respectively, at the commencement of the Rate Period with respect to such Auction, in the case of any Auction immediately preceding a Rate Period of one year or longer. For the purposes of the preceding sentence, AMPS shall be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by the Broker-Dealer for its own account or were acquired by the Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by the Broker-Dealer that is (A) a Submitted Bid of an Existing Holder that resulted in the Existing Holder continuing to hold the shares as a result of the Auction or (B) a Submitted Bid of a Potential Holder that resulted in the Potential Holder purchasing the shares as a result of the Auction or (iii) a valid Hold Order. A Broker-Dealer may share a portion of any such fees with non-participating broker-dealers that submit Orders to the Broker-Dealer for an Auction that are placed by that Broker-Dealer in such Auction.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after the termination.

Auction Procedures

     Prior to the Submission Deadline on each Auction Date for a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of the series to that Broker-Dealer as follows:

         o Hold Order--indicating its desire to hold shares of such series without regard to the Applicable Rate for the next Rate Period.

         o Bid--indicating its desire to purchase or hold the indicated number of shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period is less than the rate of spread specified in the Bid.

         o Sell Order--indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for the next Rate Period.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of AMPS then held by the Beneficial Owner. A Beneficial Owner of shares of the series that submits a Bid with respect to shares of that series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of that series on the Auction Date will be treated as having submitted a Sell Order with respect to the shares to its Broker-Dealer. A Beneficial Owner of shares of the series that fails to submit an Order with respect to the shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to the shares of that series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of that series fails to submit an Order with respect to shares of that series to its Broker-Dealer for an auction relating to a Special Rate Period of more than 91 days, the Beneficial Owner will be deemed to have submitted a Sell Order with respect to the shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the AMPS subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional AMPS is, for purposes of the offer, a Potential Beneficial Owner.

     A Potential Beneficial Owner may submit Bids to its Broker-Dealer in which it offers to purchase shares of the series at $25,000 per share if the Applicable Rate for shares of the series for the next Rate Period is not less than the rate specified in the Bid. A Bid placed by a Potential Beneficial Owner of shares of the series specifying a rate higher than the Maximum Rate for shares of the series on the Auction Date will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker- Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of AMPS held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it. A Broker-Dealer also may submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund. If a Broker-Dealer submits an Order for its own account in any Auction, it may have knowledge of Orders placed though it in that Auction and therefore have an advantage over other bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other broker-dealers in that Auction.


     If Sufficient Clearing Bids for a series of AMPS exist (that is, the number of shares of the series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of the series is at least equal to the number of shares of the series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of the series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account the rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of the series available for purchase in the auction. If Sufficient Clearing Bids for a series of AMPS do not exist, the Applicable Rate for shares of the series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of the series on the Auction Date therefor. In this event, Beneficial Owners of shares of the series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of the series subject to the Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of AMPS, an "all-hold" Auction will have occurred and the Applicable Rate for shares of the series for the next succeeding Rate Period thereof will be 90% of the Reference Rate.

     A Broker-Dealer may bid in an Auction in order to prevent what would otherwise be (i) a failed Auction, (ii) an "all-hold" Auction, or (iii) an Applicable Rate that the Broker-Dealer believes, in its sole discretion, does not reflect the market for the AMPS at the time of the Auction. A Broker-Dealer may, but is not obligated to, advise Beneficial Owners of AMPS that the Applicable Rate that would apply in an "all-hold" Auction may be lower than would apply if Beneficial Owners submit bids, and such advice, if given, may facilitate the submission of bids by Beneficial Owners that would avoid the occurrence of an "all-hold" Auction.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of AMPS that is fewer than the number of shares of the series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     The auctions for AMPS will normally be held every seven days for the Series A AMPS and every 28 days in the case of the Series B AMPS, and each subsequent Rate Period will normally begin on the following Business Day.

     The first auction for Series A AMPS will be held on , 2004, the Business Day preceding the Dividend Payment Date for the Initial Rate Period. Thereafter, except during the Special Rate Periods, auctions for the Series A AMPS normally will be held every , and each subsequent Rate Period for Series A AMPS normally will begin on the following Business Day.

     The first auction for Series B AMPS will be held on , 2004, the Business Day preceding the Dividend Payment Date for the Initial Rate Period. Thereafter, except during the Special Rate Periods, auctions for the Series B AMPS normally will be held every fourth , and each subsequent Rate Period for Series B AMPS normally will begin on the following Business Day.

     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

     Current Holder A......         Owns 500 shares, wants to sell              Bid order of 4.1% rate for all
                                    all 500 shares if auction rate              500 Shares is less than 4.1%

     Current Holder B......         Owns 300 shares, wants to hold              Hold order--will take the auction
                                                                                rate

     Current Holder C......         Owns 200 shares, wants to sell              Bid order of 3.9% rate for all
                                    all 200 shares                              200 shares is less than 3.9%

     Potential Holder D....         Wants to buy 200 shares                     Places order to buy at or above 4.0%

     Potential Holder E....         Wants to buy 300 shares                     Places order to buy at or above 3.9%

     Potential Holder F....         Wants to buy 200 shares                     Places order to buy at or above 4.1%


     The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of AMPS

     The Broker-Dealers may maintain a secondary trading market of AMPS outside of auctions, but are not obligated to do so, and may discontinue the activity at any time. There can be no assurance that the secondary trading market of AMPS will provide owners with liquidity of investment. AMPS are not registered on any stock exchange or on the NASDAQ Stock Market. Investors who purchase shares in an auction for a Special Rate Period should note that because the dividend rate on the shares will be fixed for the length of the Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction, therefore, depending upon market conditions. In addition, a Broker-Dealer may, in its own discretion, decide to sell AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the AMPS.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,
(2) to a Broker- Dealer or (3) to the other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of the shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a transfer or other disposition for purposes of the foregoing if the Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after the sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom the transfer is made shall advise the Auction Agent of the transfer.

                            DESCRIPTION OF BORROWINGS


     The Declaration of Trust authorizes the Fund, without prior approval of holders of Common and Preferred Shares, including AMPS, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with any Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any requirements will increase the cost of borrowing over the stated interest rate. Any Borrowings will rank senior to the AMPS.

     Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. These restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will be senior to those of the AMPS shareholders, and the terms of any Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to AMPS shareholders in certain circumstances.


     Voting Rights. The 1940 Act does (in certain circumstances) grant to the Fund's lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. If the provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.


     Credit Facility. The Fund has entered into the Credit Facility which provides up to $195,000,000 to be used to, among other things, purchase loans and other instruments in which the Fund may invest, thereby increasing the leverage of the Fund. The Fund presently intends to borrow up to the full amount available under the Credit Facility.

     Under the terms of the Credit Agreement governing the Credit Facility, the Fund is subject to usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (1) issue Preferred Shares; (2) incur liens or pledge portfolio securities or investments;
(3) change its investment objectives or fundamental investment policies and restrictions without the approval of lenders; (4) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger or consolidation or sell, transfer or otherwise dispose of all or a substantial portion of the Fund's assets; (5) remove the adviser or the sub-adviser to the Fund; (6) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (7) engage in any business other than the business currently engaged in; (8) create, assume or suffer to exist certain debt except for certain specific types of debt; and (9) become a member of any ERISA group or incur any liability or obligation that could result in the imposition of a lien under the Code or ERISA. Furthermore, the Fund is prohibited from paying dividends to AMPS shareholders in certain circumstances, including, but not limited to, the following: (1) if any default or event of default is ongoing or will result from such payments, (2) if, immediately after giving effect to such payments, the Fund will not have an asset coverage of at least 300% or will not comply with other borrowing tests set forth in the Credit Agreement, (3) if the agent assumes control of the collateral described in the Credit Agreement, or (4) at any time after the maturity date of the advances under the Credit Agreement has occurred.

     The Board of Trustees presently intends to borrow money only under the Credit Facility. If the Board of Trustees determines to authorize any other borrowings, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.


                          DESCRIPTION OF COMMON SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares, par value $.01 per share. The Common Shares, when issued and outstanding, will be fully paid, and except as described below, non-assessable, have no pre- emptive or conversion rights or rights to cumulative voting and have equal rights to the payment of dividends and the distribution of assets upon liquidation. At any time when AMPS are outstanding, holders of Common Shares will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on AMPS have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to AMPS would be at least 200% after giving effect to the distributions.

     The Common Shares are listed on the NYSE. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and the meetings are required as a condition to the listing.



                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of the limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of the circumstances is remote.

     The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize:

         (1) a conversion of the Fund from a closed-end to an open-end investment company;

         (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of the other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);

         (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust);

         (4) in certain circumstances, a termination of the Fund;

         (5) a removal of trustees by shareholders; or

         (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction.

     However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if the transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. The affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's Shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, if any, outstanding and entitled to vote.

     The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to make a merger or the assumption of control by a third party more difficult. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


                            CLOSED-END FUND STRUCTURE

     The Fund is a recently organized, diversified, closed-end management investment company (commonly referred to as a closed- end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their common shares at the request of the shareholder. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage its investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Common shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any discount may not be in the interest of common shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that the actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares, including AMPS, outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act and the principal stock exchange on which the Common Shares are traded.

                           CONVERSION TO OPEN-END FUND


     The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote and by the holders of two-thirds of the outstanding Preferred Shares, including AMPS, if any, voting together as a single class; provided, however, that the vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. The affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system and any Preferred Shares outstanding, including AMPS, would be redeemed and the leverage would cease to exist. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less the redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all the redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If the partial payment in securities were made, investors may incur brokerage costs in converting the securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.



                           FEDERAL INCOME TAX MATTERS


     The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund. This discussion assumes that all AMPS will be treated as equity for federal income tax purposes.


     This section and the discussion in the SAI summarize some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in the Fund.

Fund Status

     The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes all of its income, the Fund generally will not pay federal income or excise taxes.

Distributions

     Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, but, as further discussed below, if the Fund holds equity securities, under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new tax rates equal to those applicable to net capital gains (net long-term capital gain minus net short-term capital loss for the taxable year). Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. The Fund does not expect to pay exempt interest dividends that would be subject to the federal alternative minimum tax.


     Under current federal income tax law, the Fund is required to allocate to each class of its shares a proportionate share of its net capital gains and its other income of each year. Thus, under current law, the dividends paid with respect to the AMPS for a year will be divided between those designated as capital gains dividends and ordinary income distributions in the same proportion as the dividends paid with respect to the Fund's other shares for that year. This allocation and designation will be reflected in the tax statement sent to you by the Fund after the end of each year.


Dividends Received Deduction

     A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction but this amount is not expected to be significant.

If You Sell Shares


     If you sell your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your AMPS is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.


Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends

     Under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain (net long-term capital gain minus net short-term capital loss for the taxable year) is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003. For periods not covered by the Tax Act, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). Also, for periods not covered by the Tax Act, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for net capital gains from most property acquired after December 31, 2000, with a holding period of more than five years.

     Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Code treats certain capital gains as ordinary income in special situations.

     Pursuant to the Tax Act, if the Fund holds equity securities, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund generally does not expect to generate qualifying dividends eligible for the new capital gains tax rates.

Deductibility of Fund Expenses

     Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

Foreign Tax Credit

     If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Backup Withholding

     The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation

     Foreign shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or the lower rates as may be prescribed by any applicable treaty.


                                 NET ASSET VALUE

     The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

     The assets in the Fund's portfolio will be valued daily in accordance with Valuation Procedures adopted by the Board of Trustees. The Board of Trustees anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the earlier market quotations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

     Senior Loans. The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. For further information, see "Risks--General Risks of Investing in the Fund--Limited Secondary Market for Senior Loans; Valuation."

     Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Fund may value such Senior Loan at a fair value as determined in good faith under procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

     Fair Value. When applicable, fair value is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

         o  the fundamental business data relating to the issuer or borrower;

         o an evaluation of the forces which influence the market in which these securities are purchased and sold;

         o  the type, size and cost of holding;

         o  the financial statements of the borrower;

         o the credit quality and cash flow of the issuer, based on the Adviser's or external analysis;

         o  the information as to any transactions in or offers for the holding;

         o the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

         o  the coupon payments;

         o  the quality, value and saleability of collateral securing the loan;

         o the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's management;

         o the prospects for the borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

         o  other relevant factors.

     Other Securities. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sale price (NASDAQ Official Closing Price for NASDAQ National Market Securities) on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded in the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

                                  UNDERWRITING


     Subject to the terms and conditions stated in the purchase agreement dated , 2004, each underwriter named below for which Merrill Lynch, Pierce, Fenner
& Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.

                                                             Number of AMPS
                                                             --------------
               Underwriter                                 Series A   Series B
               -----------                                 --------   --------
   Merrill Lynch, Pierce, Fenner & Smith
               Incorporated .............................
   Oppenheimer & Co. Inc. ...............................
                                                           --------   --------
               Total  ...................................
                                                           ========   ========

     The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to certain other conditions, including without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the AMPS by Moody's and S&P, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS if they purchase any of the AMPS. In the purchase agreement, the Fund, the Adviser and the Sub-Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

     The Fund has been advised by the underwriters that they propose initially to offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain
dealers at the public offering price less a concession not in excess of $    per
share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any
AMPS purchased in the initial public offering on or before        , 2004.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as counterparties in connection with the interest rate transactions described above after they have ceased to be underwriters.

     The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction" and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

     Merrill Lynch has advised the Fund that it and certain Broker-Dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Merrill Lynch is cooperating fully with the Securities and Exchange Commission in this process. No assurance can be given as to whether the results of this process will affect the market for the AMPS or the Auctions.

     The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

     The settlement date for the purchase of the AMPS will be      , 2004, as
agreed upon by the underwriters, the Fund, the Adviser and the Sub-Adviser pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.


     AUCTION AGENT, TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING AGENT

     Deutsche Bank Trust Company Americas, 60 Wall Street, New York, New York 10005 will serve as auction agent, transfer agent, registrar and dividend disbursing agent with respect to the AMPS.


                           CUSTODIAN AND ADMINISTRATOR

     The custodian of the assets of the Fund is PFPC Trust Company (the "Custodian"), 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant providing the accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services and for transfer agency, shareholder services and dividend paying agency services provided with respect to the Common Shares, the Fund has agreed to pay PFPC Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.06% of the Fund's first $250 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets.


                                  LEGAL MATTERS

     Certain legal matters in connection with the AMPS will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the underwriters by Clifford Chance US LLP, New York, New York. Chapman and Cutler LLP and Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.



                              AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

     This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each statement being qualified in all respects by this reference.


     Additional information about the Fund and AMPS can be found in the Fund's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund's registration statements, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Exchange Act.

                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION


                                                                           Page
                                                                           ----
The Fund...................................................................   1
Investment Objectives......................................................   1
Investment Restrictions....................................................   2
Additional Information about the Fund's Investments........................   4
Management of the Fund.....................................................  21
Adviser....................................................................  26
Proxy Voting Procedures....................................................  29
Sub-Adviser................................................................  29
Portfolio Transactions.....................................................  30
Net Asset Value............................................................  31
Description of AMPS........................................................  32
Additional Information Concerning Auctions for AMPS........................  34
Concerning The Auction Agent...............................................  34
Broker-Dealers.............................................................  35
Federal Income Tax Matters.................................................  36
Performance Related and Comparative Information............................  41
Experts....................................................................  42
Custodian, Auction Agent, Transfer Agent, Dividend Disbursing Agent
   and Redemption Agent....................................................  42
Additional Information.....................................................  42
Report of Independent Registered Public Accounting Firm.................... F-1
Financial Statements....................................................... F-2
Appendix A     Statement Establishing and Fixing the Rights and
                  Preferences of Auction Market Preferred Shares........... A-1
Appendix B     Description of Ratings...................................... B-1

                                   APPENDIX A


                                GLOSSARY OF TERMS

     As used in this prospectus, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "Adviser" means First Trust Advisors, L.P.

     "Affiliate" means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.

     "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     "AMPS" means Auction Market Preferred Shares.

     "Applicable Percentage" means the percentage determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) as follows:

            Credit Ratings for Preferred Shares
            -----------------------------------
                Moody's               S&P            Applicable Percentage
                -------               ---            ---------------------
                 "Aaa"               "AAA"                  125%
             "Aa3" to "Aa1"      "AA-" to "AA+"             150%
              "A3" to "A1"        "A-" to "A+"              200%
            "Baa3" to "Baa1"    "BBB-" to "BBB+"            250%
            "Ba1" and below     "BB+" and below             300%



     In the case of a special rate period, the Applicable Percentage is determined on the day that a notice of a special rate period is delivered if the notice specifies a Maximum Rate for a special rate period. The Applicable Percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

     The Applicable Percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for each series of AMPS. If neither Moody's nor S&P will make such a rating available, the Fund will select another Rating Agency to act as a substitute Rating Agency.

     "Applicable Rate" means, with respect to each Series for each Rate Period
(i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Bids do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Rate Period if all the shares of a Series are the subject of Submitted Hold Orders for the Auction in respect thereof, 90% of the Reference Rate corresponding to that Series.

     "Applicable Spread" means the spread determined based on the credit rating assigned to the series of Preferred Shares on such date by Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) as follows:

            Credit Ratings for Preferred Shares
            -----------------------------------
                Moody's               S&P              Applicable Spread
                -------               ---              -----------------
                 "Aaa"               "AAA"                 125 bps
             "Aa3" to "Aa1"      "AA-" to "AA+"            150 bps
              "A3" to "A1"        "A-" to "A+"             200 bps
            "Baa3" to "Baa1"    "BBB-" to "BBB+"           250 bps
            "Ba1" and below     "BB+" and below            300 bps

Page A-1


     In the case of a special rate period, the Applicable Spread is determined on the day that a notice of a special rate period is delivered if the notice specifies a Maximum Rate for a special rate period. The Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

     The Applicable Spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for each series of AMPS. If neither Moody's nor S&P will make such a rating available, the Fund will select another Rating Agency to act as a substitute Rating Agency.

     "Asset Coverage Cure Date" means the fifth Business Day following the Fund's failure to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, or the last Business Day of the month following the Fund's failure to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of a given month.

     "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

     "Auction Agent" means Deutsche Bank Trust Company Americas, unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "Auction Date" means the first Business Day next preceding the first day of a Rate Period.

     "Auction Procedures" means the procedures for conducting Auctions set forth under "The Auction" herein.

     "Bank Loan" means a direct purchase of, an assignment of, a participation in and other interest in (a) any bank loan including term loans and the funded and unfunded portions of revolving credit lines or (b) any loan made by an investment bank, investment fund or other financial institution, denominated in U.S. dollars, provided that the loan under clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

     "Beneficial Owner," with respect to AMPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the series.

     "Bid" means an order indicating a Beneficial Owner's desire to purchase or hold the indicated number of shares of a series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period is less than the rate of spread specified in the Bid

     "Bidder" means each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and each such Broker-Dealer placing an Order with the Auction Agent.

     "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

     "Borrower" means an entity holding one of the most senior positions in the capital structure of a business entity.

     "Borrowings" means commercial paper, notes or other borrowings.

     "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker- Dealer Agreement that remains effective.

     "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which the Broker-Dealer agrees to follow the Auction Procedures.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

Page A-2


     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Fund.

     "Credit Agreement" means the Revolving Credit and Security Agreement dated as of August 2, 2004, among the Fund, as borrower, CRC Funding, LLC, as conduit lender, Citibank, N.A., as secondary lender, and Citicorp North America, Inc., as agent.

     "Credit Facility" means the $195,000,000 364-day revolving credit facility entered into among the Fund, the lenders from time to time party thereto and Citicorp North America, Inc. as agent.

     "Custodian" means PFPC Trust Company.

     "Date of Original Issue" means, with respect to the AMPS, , 2004.

     "Declaration of Trust" means the Fund's Declaration of Trust, dated as of March 25, 2004.

     "Default Period" means, with respect to a particular series, a period that will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date or (B) the full amount of any redemption price payable on the Redemption Date.

     "Deposit Securities" means cash and any obligations or securities, including Short-Term Money Market Instruments that are Eligible Assets, rated at least "AAA", "A-1", "A-2" or "SP-1" by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least "P-2" by Moody's.

     "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable discount factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

     "Dividend Payment Date" with respect to the AMPS means any date on which dividends are payable.

     "DTC" means The Depository Trust Company.

     "Eligible Assets" means S&P's Eligible Assets or Moody's Eligible Assets and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the AMPS, whichever is applicable.

     "ERISA" means the Employee Retirement Income Security Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Existing Holder," with respect to shares of a series of AMPS, means a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

     "FDIC" means Federal Deposit Insurance Corporation.

     "First Trust Advisors" means First Trust Advisors L.P.

     "Fitch" means Fitch Ratings and its successors at law.

     "Four Corners" means Four Corners Capital Management, LLC.

     "Fund" means First Trust/Four Corners Senior Floating Rate Income Fund II.

     "High Yield Securities" means municipal obligations not rated by S&P but rated equivalent to "BBB" or lower by another nationally recognized statistical rating organization, rated "BB+" or lower by S&P or non-rated.

Page A-3


     "Holder" means, with respect to the AMPS, the registered holder of shares of each Series as the same appears on the share ledger or share records of the Fund.

     "Hold Order" means an order indicating a Beneficial Owner's desire to hold shares of a series without regard to the Applicable Rate for the next Rate Period.

     "Initial Dividend Payment Date" means, with respect to the AMPS, , 2004.

     "Initial Rate Period" means days for the Series A AMPS commencing on and means days for the Series B AMPS commencing on .

     "IRS" means the Internal Revenue Service.

     "LIBOR" means the London Inter-Bank Offered Rate.

     "LIBOR Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

     "LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer will determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate will equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate will be deemed to be the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate will be LIBOR Rate as determined on the previous Auction Date. If the number of Rate Period days will be (i) seven or more but fewer than 21 days, such rate will be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate will be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate will be the two- month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate will be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate will be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate will be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate will be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate will be the seven-month LIBOR rate;
(ix) 217 or more but fewer than 252 days, such rate will be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate will be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate will be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate will be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate will be the twelve-month LIBOR rate.

     "Liquidation Preference" means $25,000 per share of AMPS.

     "London Business Day" means any day on which commercial banks are generally open for business in London.

     "LSTA" means the Loan Syndications and Trading Association.

     "Majority Shareholder Vote" means the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act.

Page A-4


     "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund).

     "Mandatory Redemption Date" means the date 30 days after the Fund last satisfied the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage.

     "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

     "Market Value" of any asset shall include any interest accrued thereon and means the price of an Eligible Asset which is the price obtained from the Pricing Service. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

     Readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

     "Maximum Rate," for shares of a series of AMPS on any Auction Date for shares of such series, will mean for any rate period, the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (.001) of one percent.

     "Moody's" means Moody's Investors Service, Inc. or its successors.

     "Moody's Eligible Assets" means:

                  (i) Cash (including interest and dividends due on assets rated
         (A) "Baa3" or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) "A2" or higher if the payment date is within thirty days of the Valuation Date, and (C) "A1" or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least "Baa3" or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least "P-1;"

                  (ii) Short-Term Money Market Instruments so long as (A) such securities are rated at least "P-1," (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least "A2," or (C) in all other cases, the supporting entity
         (1) is rated "A2" and the security matures within one month, (2) is

Page A-5

         rated "A1" and the security matures within three months or (3) is rated at least "Aa3" and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P or Fitch and not rated by Moody's) need not meet any otherwise applicable rating criteria of S&P or Fitch;

                  (iii) U.S. Government Securities and U.S. Treasury Strips;

                  (iv) Rule 144A Securities;

                  (v) Senior Loans and other Bank Loans approved by Moody's;

                  (vi) Corporate debt securities (including convertible and convertible preferred) if (A) such securities are rated "Caa" or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's, S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least "B3" by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly-traded; and
         (F) such securities are not subject to extended settlement.

                  Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least "Caa" by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by none of Moody's, S&P, or Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which
         (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends and
         (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

                  (vii) Convertible securities (including convertible preferred stock), provided that (A) the issuer of common stock must have a Moody's senior unsecured debt of "Caa" or better, or a rating of "CCC" or better by S&P or Fitch, (B) the common stocks must be traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ,
         (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table set forth below, (E) the company shall not hold shares exceeding the average weekly trading volume during the preceding month and (F) synthetic convertibles are excluded from asset eligibility.

                  (viii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of "Baa1" or higher or a preferred stock rating from Moody's of "Baa3" or higher and
         (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of "A1" (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible); provided, however, that convertible preferred stock shall be treated as convertible securities in accordance with paragraph (vii) above. In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

                  (ix) Asset-backed and mortgage-backed securities:

Page A-6

                           (A) Asset-backed securities if (1) such securities
                  are rated at least "Aa3" by Moody's or at least "AA" by S&P or Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Fund and (3) the expected average life of the securities is not greater than 4 years;

                           (B) Collateralized mortgage obligations ("CMOs"),
                  including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Fund (1) has been rated "Aaa" by Moody's or "AAA" by S&P or Fitch, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

                           (C) Planned amortization class bonds ("PACs") and
                  targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

                           (D) Consolidated senior debt obligations of Federal
                  Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated "Aaa" by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

                           (E) Mortgage pass-throughs rated at least "Aa" by
                  Moody's and pass-throughs issued prior to 1987 (if rated "AA" by S&P or Fitch and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC-Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

                           (F) Private-placement mortgage pass-throughs provided
                  that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four- family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated "Aa" or better by Moody's; and

                           (G) Whole loans (e.g., direct investments in
                  mortgages) provided that (1) at least 65% of such loans (a) have seasoning of no less than six months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below,
                  (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and that the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least "Baa3" by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of

Page A-7

                  either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between .15% and .25% for either cost-of-funds index and between .175% and .325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; and (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

                  (x) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below "A" by Moody's, in which case the minimum issue size is $10,000,000;

                  (xi) Structured Notes, rated TRACERs and TRAINs;

                  (xii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS; and

                  (xiii) Common stock, preferred stock or any debt security of REITs or real estate companies.

                  In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:


                         Maximum                  Maximum               Minimum Issue Size
Ratings (1)        Single Issuer (2,3)      Single Industry (3,4)       ($ in Millions) (5)
-----------        -------------------      ---------------------       -------------------
"Aaa"                     100%                     100%                       $100
"Aa"                       20                       60%                        100
"A"                        10                       40                         100
"Baa"                       6                       20                         100
"Ba"                        4                       12                          50 (6)
"B1"-"B2"                   3                        8                          50 (6)
"B3" or below               2                        8                          50 (6)

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5) Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.


                  Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least "A2" by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

                  Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's

Page A-8

         Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Fund in connection with an outstanding derivative transaction.

     "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications:

                  1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

                  2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

                  3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

                  4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

                  5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

                  6. Chemicals, Plastics and Rubber: Chemicals
         (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

                  7.Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

                  8. Personal and Non-Durable Consumer Products (Manufacturing
         Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

                  9. Diversified/Conglomerate Manufacturing

                  10. Diversified/Conglomerate Service

                  11. Diversified Natural Resources, Precious Metals and
         Minerals: Fabricating, Distribution, Mining and Sales

                  12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

                  13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

                  14. Finance: Investment Brokerage, Leasing, Syndication, Securities

                  15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

                  16. Grocery: Grocery Stores, Convenience Food Stores

                  17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

                  18. Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

Page A-9


                  19. Hotels, Motels, Inns and Gaming

                  20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

                  21. Leisure, Amusement, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing

                  22. Machinery (Non-Agriculture, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

                  23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

                  24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

                  25. Personal, Food and Miscellaneous Services

                  26. Printing and Publishing: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks

                  27. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

                  28. Retail Stores

                  29. Telecommunications

                  30. Textiles and Leather

                  31. Personal Transportation

                  32. Utilities

                  33. Broadcasting and Entertainment

     "NAV" means net asset value.

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

     "Notice of Redemption" means any notice with respect to the redemption of AMPS.

     "NRSRO" means a nationally recognized statistical rating organization.

     "NYSE" means the New York Stock Exchange.

     "Order" means the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information relating to a Bid, a Hold Order or a Sell Order.

     "Other Rating Agency" means any rating agency other than S&P or Moody's then providing a rating for the AMPS pursuant to the request of the Fund.

Page A-10


     "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of AMPS.

     "Outstanding" or "outstanding" means, as of any date, AMPS theretofore issued by the Fund except, without duplication, (i) any AMPS theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such AMPS and (ii) any AMPS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the AMPS to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any AMPS as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, AMPS held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

     "Paying Agent" means Deutsche Bank Trust Company Americas, unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent.

     "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

     "Person" or "person" means and includes an individual, a partnership, a trust, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     "Potential Beneficial Owner," with respect to shares of a series of AMPS, means a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

     "Potential Credit Agreements," with respect to a leverage borrowing program instituted by the Fund, means the credit agreements governing such a program.

     "Potential Holders" means Potential Beneficial Owners who submit Orders to the Auction Agent.

     "Preferred Shares" means the preferred shares of beneficial interest, par value $.01 per share, including the AMPS, of the Fund from time to time.

     "Preferred Shares Basic Maintenance Amount" as of any Valuation Date, means the dollar amount equal to the sum of

                  (i) (A) the product of the number of AMPS Outstanding on such date multiplied by $25,000, plus any redemption premium applicable to the AMPS then subject to redemption;

                           (B) the aggregate amount of dividends that will have
                  accumulated at the respective Applicable Rates to (but not including) the first respective Dividend Payment dates for the AMPS Outstanding that follow such Valuation Date;

                           (C) the aggregate amount of cash dividends that would
                  accumulate on the AMPS Outstanding from such first respective Dividend Payment Date therefor through the 30th day after such Valuation Date, at the Maximum Rate for a 28-Day Rate Period to commence on such Dividend Payment Date, multiplied by the Volatility Factor;

                           (D) the amount of anticipated expenses of the Fund
                  for the 90 days subsequent to such Valuation Date;

                           (E) the amount of any indebtedness or obligations of
                  the Fund senior in right of payment to the AMPS; and

                           (F) any current liabilities as of such Valuation Date
                  to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less

Page A-11


                  (ii) either (A) the Discounted Value of any of the Fund's assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem AMPS subject to redemption or to satisfy any of (i)(B) through (i)(F).

         "Pricing Service" means any Loan Pricing Corporation or any other pricing service designated by the Board of Trustees of the Fund and approved by S&P or Moody's, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

         "Prime Rate" means the prime rate offered by one or more major United States banks.

         "Rate Period" means, with respect to the AMPS, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Rate Period for such series and ending on the day established for such series by the Fund.

         "Rating Agency" means S&P and Moody's as long as such rating agency is then rating the AMPS.

         "Reference Rate" means the applicable LIBOR Rate (for a Rate Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Rate Period of 365 days or more).

         "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successors.

         "S&P Discount Factor" means:


Type of S&P Eligible Asset                                                                      25 B-d "AAA" Rating
--------------------------                                                                      -------------------
Public Equity Common Stocks                                                                          170.97%
DRD Eligible Preferred Stock with a senior or preferred stock rating of at least "BBB"               245.00%
Non-DRD Eligible Preferred Stock with a senior or preferred stock rating of at least "BBB"           164.00%
DRD Eligible Preferred Stock with a senior or preferred stock rating below "BBB"                     250.78%
Non-DRD Eligible Preferred Stock with a senior or preferred stock rating below "BBB"                 169.68%
Un-rated DRD Eligible Preferred Stock                                                                255.78%
Un-rated Non-DRD Eligible Preferred Stock                                                            174.68%
Convertible bonds rated "AAA" to "AAA"                                                               150.90%
Convertible bonds rated "AA+" to "AA"                                                                157.58%
Convertible bonds rated "A+" to "A"                                                                  164.25%
Convertible bonds rated "BBB+" to "BBB"                                                              170.92%
Convertible bonds rated "BB+" to "BB"                                                                177.60%
Convertible bonds rated "B+" to "B"                                                                  184.27%
Convertible bonds rated "B"                                                                          184.27%
Convertible bonds rated "CCC+"                                                                       190.94%
Convertible bonds rated "CCC".                                                                          205%
U.S. Short-Term Money Market Investments with maturities of 180 days or less                          104.5%
U.S. Short-Term Money Market Investments with maturities of between 181 and 360 days                  114.2%
U.S. Government Obligations (52 week Treasury Bills)                                                 102.23%
U.S. Government Obligations (Two-Year Treasury Notes)                                                104.23%
U.S. Government Obligations (Five-Year Treasury Notes)                                               110.27%
U.S. Government Obligations (Ten-Year Treasury Notes)                                                117.23%
U.S. Government Obligations (Thirty-Year Treasury Bonds)                                             130.38%
Agency Mortgage Collateral (Fixed 15-Year)                                                            132.2%
Agency Mortgage Collateral (Fixed 30-Year)                                                            134.9%
Agency Mortgage Collateral (ARM 1/1)                                                                  124.2%
Agency Mortgage Collateral (ARM 3/1)                                                                  124.7%
Agency Mortgage Collateral (ARM 5/1)                                                                  125.2%
Agency Mortgage Collateral (ARM 10/1)                                                                 125.4%
Bank Loans (S&P Loan Category A)                                                                     117.79%
Bank Loans (S&P Loan Category B)                                                                     125.47%
Bank Loans (S&P Loan Category C)                                                                     154.08%
Bank Loans (S&P Loan Category D)                                                                     178.25%
Corporate Bonds rated at least "AAA"                                                                    110%
Corporate Bonds rated at least "AA+                                                                     111%

Page A-12


Type of S&P Eligible Asset                                                                      25 B-d "AAA" Rating
--------------------------                                                                      -------------------
Corporate Bonds rated at least "AA"                                                                    113%
Corporate Bonds rated at least "AA"                                                                    115%
Corporate Bonds rated at least "A+"                                                                    116%
Corporate Bonds rated at least "A"                                                                     117%
Corporate Bonds rated at least "A"                                                                     118%
Corporate Bonds rated at least "BBB+"                                                                  120%
Corporate Bonds rated at least "BBB"                                                                   122%
Corporate Bonds rated at least "BBB"                                                                   124%
Corporate Bonds rated at least "BB+"                                                                   129%
Corporate Bonds rated at least "BB"                                                                    135%
Corporate Bonds rated at least "BB"                                                                    142%
Corporate Bonds rated at least "B+"                                                                    156%
Corporate Bonds rated at least "B"                                                                     169%
Corporate Bonds rated at least "B"                                                                     184%
Corporate Bonds rated at least "CCC+"                                                                  202%
Corporate Bonds rated at least "CCC"                                                                   252%
Corporate Bonds rated at least "CCC"                                                                   350%
Cash and Cash Equivalents                                                                              100%
Municipal Bonds rated "AAA"                                                                          143.4%
Municipal Bonds rated "AA"                                                                           146.4%
Municipal Bonds rated "A"                                                                            149.4%
Municipal Bonds rated "BBB"                                                                          152.4%
Municipal Bonds rated "BB"                                                                           175.1%
Municipal Bonds rated "B"                                                                            195.1%
Municipal Bonds rated "CCC"                                                                          215.1%
Unrated Municipal Bonds                                                                              220.0%
Common Stock of REITs and other real estate companies                                               149.51%
Mortgage Pass-Through Certificates 15-yr                                                             134.2%
Mortgage Pass-Through Certificates 30-yr                                                             136.9%
Mortgage Pass-Through Certificates 1/1                                                               128.1%
Mortgage Pass-Through Certificates 3/1                                                               128.5%
Mortgage Pass-Through Certificates 5/1                                                               129.0%
Mortgage Pass-Through Certificates 10/1                                                              129.3%
Conventional/FHA/VA Mortgages and Whole Loans 15-year                                                136.4%
Conventional/FHA/VA Mortgages and Whole Loans 30-year                                                139.1%
Conventional/FHA/VA Mortgages and Whole Loans 1/1                                                    132.3%
Conventional/FHA/VA Mortgages and Whole Loans 3/1                                                    133.5%
Conventional/FHA/VA Mortgages and Whole Loans 5/1                                                    133.3%
Conventional/FHA/VA Mortgages and Whole Loans 10/1                                                   133.5%
Collateralized Mortgage Obligations (WAL less than 5-years)                                            135%
Collateralized Mortgage Obligations (WAL more than 5-years and more than 10-years)                     145%
FHA-Insured Multifamily Loans                                                                          190%
ABS (Automobile loans and fixed-rate credit card receivables with WAL less than 5-years)               130%
ABS (Automobile loans and fixed-rate credit card receivables with WAL more than 5-yr and
    less than 10-years)                                                                                140%
ABS (Floating-rate credit cards)                                                                     114.2%


                  Notwithstanding the foregoing, the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated "A-1+" or "SP-1+" by S&P and mature or have a demand feature exercisable within 30 days or less, or 123% so long as such Municipal Obligations are rated "A-1" or "SP-1" by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to "A-1+" or "SP-1" by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least "A-l+" from S & P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to "BBB" or lower by another nationally recognized statistical rating organization, rated "BB+" or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets;
         (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date.

Page A-13

         The Fund may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the AMPS. For purposes of the foregoing, Anticipation Notes rated "SP-1+" or, if not rated by S&P, equivalent to "A-l+" or "SP-1+" by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

                  The S&P Discount Factor applied to cash, cash equivalents and demand deposits in an "A-l+" rated institution will be 100%. "A-1+" rated commercial paper, with maturities no greater then 30 calendar days and held instead of cash until maturity is valued at 100%. Securities with next-day maturities invested in "A-1+" rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

                  The S&P Discount Factor for shares of unrated affiliated Money Market Funds used as "sweep" vehicles will be 110%. Money Market Funds rated "AAAm" will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated "AAAm" by S&P with effective next day maturities.

                  Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.

                  Receivables that are due in more than five business days of a valuation date qualify as a S&P's-eligible asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

                  For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating category lower than the equivalent S&P rating.

         "S&P Eligible Assets" means:

                  (i) Deposit Securities;

                  (ii) U.S. Government Obligations and U.S. Government Agencies;

                  (iii) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions:

                           (A) no more than 10% of the Other Debt may be
                  unrated;

                           (B) the remaining term to maturity of such Other Debt
                  shall not exceed thirty (30) years;

                           (C) and such Other Debt must provide for periodic
                  interest payments in cash over the life of the security;

                           (D) the issuer of such evidences of indebtedness
                  files periodic financial statements with the Commission;

                  provided, however, non-rated evidences of such indebtedness or issuers of Other Debt may not constitute more than 10% of the Fund's Other Debt;

                  (iv) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

                           (A) such evidence of indebtedness is rated at least
                 "CCC" by S & P; and

                           (B) if such evidence of indebtedness is rated "BBB"
                 or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

Page A-14


                  (v) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable-rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ("Agency Mortgage Collateral"). Agency Mortgage Collateral the following conditions apply:

                           (A) For GNMA certificates backed by pools of
                  graduated payment mortgages, levels are 20 points above established levels;

                           (B) Qualifying "large pool" FNMA mortgage-backed
                  securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable-rate mortgage ("ARMs") programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

                           (C) FNMA certificates backed by multifamily ARMs
                  pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

                           (D) Multiclass REMICs issued by FNMA and FHLMC are
                  acceptable as eligible collateral at the collateral levels established for CMOs.

                  (vi) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a "AA-" ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

     (vii) Mortgage-backed securities.

                           (A) Mortgage Pass-through Certificates are publicly
                  issued instruments rated at least "AA-" by S&P. Pass-throughs backed by pools of convertible adjustable-rate mortgages
                  (ARMs) are discounted at an additional five percentage points above the levels established for pass-throughs backed by fixed or nonconventional ARM pools.

                           (B) Fixed-Rate and Adjustable-rate mortgage
                  collateral (conventional/FHA/VA and Whole Loans) Pool must consist of at least 100 loans each secured by single-family, one-unit, detached primary residence. 25% of the total pool may have an LTV greater than 80% but less than or equal to 90%. 10% may have an original LTV of no greater than 95%. Loans with LTV greater than 80% must have a "AA" rated primary mortgage insurance. 25% may have balances between $400,000 and $600,000, provided the maximum size of any loan is appropriate with respect to the market area of the originator. 10% of the pool may represent condominiums that are four stories or less. High LTVs, high loan balance, and condominiums, in aggregate, should not exceed 35% of the pool.

                           (C) FHAA-Insured Multifamily Loans must have a
                  minimum principal balance of $100,000 and have at least a one-year remaining maturity. The aggregate market value of any one loan may not exceed 5% of the aggregate market value of the portfolio. Such loans should be initially included in minimum blocks of $5 million. Project loans must have at least a 90% occupancy rate at the time the loan is pledged. After 90 days defaulted mortgage loans must be valued at zero. A loan in default should be liquidated or substituted within a 90-day period.

                           (D) Collateralized Mortgage Obligations tranches are
                  publicly issued instruments rated "AAA" by S&P. No more than 25% of the total market value of collateral may be from one private sector issuer.

                  (viii) Rule 144A Securities;

                  (ix) Senior Loans, provided, however, that the initial issue amount (facility size) is at least $100 million. The minimum accepted holding size (notional amount at purchase prior to amortization) of any given loan not rated by S&P, Moody's or other nationally recognized rating agency is at least $1 million, provided, that participation loans are limited to not more than 10% of the aggregate value of the S&P Eligible Asset. For loans rated by S&P, Moody's or other nationally recognized rating agency, there is no minimum accepted holding size. If the holding size is less than $1 million (notional amount at purchase

Page A-15

         prior to amortization), then the loan must be rated "B-" (or its equivalent by another rating agency) or higher by S&P. Loans not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such obligation does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and in the case of any loan that is not rated by S&P but is rated by another nationally recognized statistical rating organization, such loan will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such loan is placed by such other nationally recognized statistical rating organization. Senior Loan Participations and non-Senior Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the Fund's total assets. These levels apply to U.S. loans only; any international loans are excluded.

     "Senior Loan" means any secured Bank Loan that is not subordinated by its terms to any other indebtedness of the borrower.

     "Senior Loan Participations" means participations by the Fund in a lender's portion of a Bank Loan where the Fund has a contractual relationship with such lender and not the borrower.

                  (x) Preferred stocks that satisfy all of the following conditions:

                           1. The preferred stock issue has a senior rating from
                  S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have an S&P senior rating of at least "BBB-", or the preferred issue must be rated at least "BBB-".

                           2. The issuer--or if the issuer is a special purpose
                  corporation, its parent--is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

                           3. The collateral pays cash dividends denominated in
                  U.S. dollars.

                           4. Private placements under Rule 144A with
                  registration rights are eligible assets.

                           5. The minimum market capitalization of eligible
                  issuers is $100 million.

                  Restrictions for floating-rate preferred stock:

                           1. Holdings must be limited to preferred stock with a
                  Rate Period of less than or equal to 49 days, except for a new issue, where the first Rate Period may be up to 64 days.

                           2. The floating-rate preferred stock may not have
                  been subject to a failed auction.

                  Restrictions for adjustable- or auction-rate preferred stock:

                           1. The total fair market value of adjustable-rate
                  preferred stock held in the portfolio may not exceed 10% of eligible assets.

                  Concentration Limits:

                           1. Total issuer exposure in preferred stock of any
                  one issuer is limited to 10% of the fair market value of eligible assets.

                           2. Preferred stock rated below "B-" (including
                  non-rated preferred stock) are limited to no more than 15% of the fair market value of the eligible assets.

                           3. Add 5 points to over-collateralization level for
                  issuers with a senior rating or preferred stock rating of less than "BBB-."

                           4. Add 10 point to over-collateralization level of
                  issuers with no senior rating, preferred stock rating or dividend history.

                  (xi) Common Stocks. Common stocks that satisfy all of the following conditions:

                           1. The issuer can hold no more than the average
                  monthly trading volume over the past year.

Page A-16


                           2. Each stock must have a minimum market
                  capitalization of at least $100 million.

                           3. Master limited partnerships or limited liability
                  partnerships are ineligible.

                           4. Restricted stocks (144A securities) or any pink
                  sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.

                           5. The issuer may not hold any equity unless it has
                  been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, NASDAQ, and National Market Quotations). (Add 20 percentage points to the overcollateralization level for common stock that do not meet the requirement.)

                           6. The collateral is owned by the fund, or the
                  trustee or collateral agent has a first perfected priority security interest in the collateral. (For S&P's perfection of Security Interest Criteria, see Legal Criteria For Structured Finance Transactions, April 2002).

                  (xii) Municipal Obligations. A Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) has an original issuance size of $10 million or greater and any securities with an issuance size of under $10 million must be rated "AA" or better by S & P; or, if not rated by S&P but rated "AAA" by another nationally recognized statistical rating organization, on a case by case basis; (iv) except for Inverse Floaters, is not part of a private placement of Municipal Obligations;
         (v) is issued by any of the 50 states of the U.S., its territories, and their subdivisions, counties, cities, towns, villages, and school districts; by agencies such as authorities and special districts created by the states; and by certain federally sponsored agencies such as local housing authorities. Payments made on these bonds are exempt from federal income taxes and are generally exempt from state and local taxes in the state of issuance; and (vi) Fifty percent of the aggregate fair market value of the pledged pool may be rated by a nationally recognized statistical rating organization other than S&P. Notwithstanding the foregoing limitations:

                           (A) Municipal Obligations (excluding Escrowed Bonds)
                  of any one issuer or guarantor (excluding bond insurers) rated at least "BBB" by S&P or "A" by another NRSRO shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that either (i) 2% is added to the S&P Discount Factor for every 1% by which the Market Value for any issuer exceeds 5%, up to a maximum of 10% or (ii) 10% is added to the S&P Discount Factor for any issuer that exceeds 5% of the aggregate S&P Eligible Assets. High Yield Securities of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

                           (B) Municipal Obligations not rated by S&P shall be
                  considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities (as defined below) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

                           (C) Municipal Obligations issued by issuers in any
                  one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; or

                  (xiii) Asset-Backed Securities. Receivables-backed tranches are publicly issued with a rating of "AA" or higher by S&P, tranches are current interest-bearing, fixed- or floating-rate, and are backed by automobile loans or credit card (fixed-rate only) receivables with an original issuance size of at least $200 million. No more than 25% of the total market value of the collateral can be from one private sector issuer. With respect to floating-rate credit card receivables, not more than 25% of the collateral may be from one investment-grade private sector issuer. No more than 10% of the market value of the collateral may be from one noninvestment-grade private sector issuer.

                  Escrow Bonds may comprise 100% of the Fund's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another NRSRO are limited to 50% of the Fund's S&P

Page A-17

         Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another NRSRO are assigned that same rating level as its debt issuer, and will remain in its original industry category.

                  The Fund's portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Global Industry Classification System.

         "S&P Hedging Transactions" means the purchases or sales of futures contracts based on the Municipal Index or Treasury Bonds, the writings, purchases or sales of put and call options on such contracts, purchases of interest rate locks, interest rate caps, interest rate floors, interest rate collars, and entering into interest rate swaps. For so long as any AMPS are rated by S&P, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the AMPS by S&P except that the Fund may engage in S&P Hedging Transactions, subject to the following limitations.

                  (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions), which would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                  (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                  (iii) the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay variation margin on the second such Valuation Date;

                  (iv) the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

                  (v) when the Fund writes a futures contract or option thereon, it will either (A) maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial margin and variation margin held in the account of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, (B) in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, hold such underlying security in its portfolio.

         For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of initial margin or variation margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to
(i) 30% of the aggregate settlement value, as marked-to-market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund, plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.

         The Fund will only enter into interest rate swaps subject to the following conditions:

                  1. The counterparty to the swap transaction has a short-term rating of "A-l" or equivalent by S&P, or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is "A+," or equivalent by S&P, or higher.

Page A-18


     2. The original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS.

     3. The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.

     4. If the Fund fails to maintain an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount on two consecutive valuation dates then the agreement shall terminate immediately.

     5. For the purpose of calculating the Preferred Shares Basic Maintenance
Amount: (i) 90% of any positive mark-to-market valuation of the Fund's rights will be S&P Eligible Assets and (ii) 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the basic maintenance amount.

     6.The Fund must maintain liquid assets with an aggregate value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap. For caps/floors, the Fund must maintain liquid assets with an aggregate a value at least equal to the Fund's obligations with respect to such caps or floors.

         "S&P Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of an S&P Eligible Asset trading at par is equal to $1.00):

                  (i) "S&P Loan Category A" means Performing Senior Loans which have a Market Value greater than $.90;

                  (ii) "S&P Loan Category B" means Performing Senior Loans which have a Market Value greater than $.85 but equal to or less than $.90;

                  (iii) "S&P Loan Category C" means non-Performing Senior Loans which have a Market Value greater than $.85;

                  (iv) "S&P Loan Category D" means (1) Performing Senior Loans which have a Market Value less than $.85 and (2) Non-Performing Senior Loans which have a Market Value less than or equal to $.85.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of AMPS.

         "Sell Order" means an order indicating a Beneficial Owner's desire to sell shares of a series at $25,000 per share without regard to the Applicable Rate for the next Rate Period.

         "Senior Loan" means any secured Bank Loan that is not subordinated by its terms to any other indebtedness of the borrower.

         "Series A AMPS" means 2,000 Auction Market Preferred Shares, liquidation preference $25,000 per share.

         "Series B AMPS" means 2,000 Auction Market Preferred Shares, liquidation preference $25,000 per share.

         "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                  (i) commercial paper rated "A-1" if such commercial paper matures in 30 days or "A-1+" if such commercial paper matures in over 30 days;

                  (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                  (iii) overnight funds;

Page A-19


                  (iv) U.S. Government Securities; and

                  (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or Fund company that have (1) credit ratings on such Valuation Date of at least "P-1" from Moody's and either "F1+" from Fitch or "A-1+" from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least "Aa3" from Moody's and either "AA-" from Fitch or "AA-" from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least "A2," "A" and "A," respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or Fund company are not rated on any Valuation Date below "P-1" by Moody's, "F1+" by Fitch or "A-1+" by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the
         Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

         "Special Rate Period" means a Rate Period that is not a Standard Rate Period.

         "Special Situation Investments" means the securities and debt of distressed issuers.

         "Specific Redemption Provisions" means, with respect to any Special Rate Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker- Dealers, during which the shares subject to such Special Rate Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(ii) and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Rate Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

         "Standard Rate Period" means a Rate Period of seven days in the case of Series A AMPS and 28 days in the case of Series B AMPS.

         "Statement" means the Statement Establishing and Fixing the Rights and Preferences of Auction Market Preferred Shares dated , 2004.

         "Sub-Adviser" means Four Corners Capital Management, LLC.

         "Submission Deadline" means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid" means a Bid Order as submitted or deemed submitted by a Broker-Dealer.

         "Submitted Hold Order" means a Hold Order as submitted or deemed submitted by a Broker-Dealer.

         "Submitted Order" means an Order as submitted or deemed submitted by a Broker-Dealer.

         "Submitted Sell Order" means a Sell Order as submitted or deemed submitted by a Broker-Dealer.

         "Substitute LIBOR Dealer" means LIBOR Dealers appointed by the Fund from time to time to act as substitute LIBOR Dealers.

         "Substitute U.S. Government Securities Dealer" means U.S. Government Securities Dealers appointed by the Fund from time to time to act as substitute U.S. Government Securities Dealers.

Page A-20


         "Sufficient Clearing Bids" means the number of Outstanding shares of the series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Rate Periods) for shares of the series if such number equals or exceeds the sum of the number of Outstanding shares of the series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Rate Periods) for shares of the series and the number of Outstanding shares of the series subject to Submitted Sell Orders.

         "Tax Act" means the Jobs and Growth Tax Relief Reconciliation Act of 2003.

         "Transfer Agent" means Deutsche Bank Trust Company Americas, unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as transfer agent.

         "Treasury Index Rate," means the average yield to maturity for actively traded, marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three U.S. Government Securities Dealers selected by the Fund; provided further, however, that if one of the U.S. Government Securities Dealers does not quote a rate required to determine the Treasury Index Rate, the Treasury Index Rate will be determined on the basis of the quotation or quotations furnished by any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by the U.S. Government Securities Dealer; provided further, that if the U.S. Government Securities Dealer and Substitute U.S. Government Securities Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the Treasury Index Rate shall be the Treasury Index Rate as determined on the previous Auction Date.

         "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

         "U.S. Government Securities Dealer" means any recognized dealer in U.S. Government Securities selected by the Fund as to which Moody's (if Moody's is then rating the AMPS) or S&P (if S&P is then rating the AMPS) shall not have objected, and in each case their respective affiliates or successors, if such entity is a recognized dealer in U.S. Government Securities.

         "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

         "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

         "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which its AMPS initially are issued.

         "Winning Bid Rate" means, if Sufficient Clearing Bids for shares of the series exist, the lowest rate specified in such Submitted Bids.

Page A-21



================================================================================
Until       , 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the AMPS, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.





                                  $100,000,000

                  First Trust/Four Corners Senior Floating Rate
                                 Income Fund II

                    Auction Market Preferred Shares ("AMPS")
                             2,000 Shares, Series A
                             2,000 Shares, Series B
                    Liquidation Preference $25,000 per Share





                                   ----------
                                   PROSPECTUS
                                   ----------






                               Merrill Lynch & Co.
                                Oppenheimer & Co.








                                        , 2004
===============================================================================

Back Cover







                   SUBJECT TO COMPLETION, DATED AUGUST 23, 2004


         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                       STATEMENT OF ADDITIONAL INFORMATION


         First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") is a recently organized, closed-end, diversified management investment company. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors. Senior Loans pay income that floats with the prevailing level of interest rates. Floating rate products are typically less sensitive to interest rate changes than traditional fixed-income securities. Income-oriented investors typically have limited alternatives in a rising interest rate environment. This Statement of Additional Information relating to the Fund's preferred shares of beneficial interest (referred to as "Auction Market Preferred Shares" or "AMPS") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus dated __________, 2004 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the Prospectus prior to purchasing the shares. A copy of the Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's (the "Commission") web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.


       This Statement of Additional Information is dated __________, 2004.

                                TABLE OF CONTENTS

                                                                            Page

The Fund.....................................................................1
Investment Objectives........................................................1
Investment Restrictions......................................................2
Additional Information about the Fund's Investments..........................4
Management of the Fund......................................................21
Adviser.....................................................................26
Proxy Voting Procedures.....................................................29
Sub-Adviser.................................................................29
Portfolio Transactions......................................................30
Net Asset Value.............................................................31
Description of AMPS.........................................................32
Additional Information Concerning Auctions for AMPS.........................34
Concerning The Auction Agent................................................34
Broker-Dealers..............................................................35
Federal Income Tax Matters..................................................36
Performance Related and Comparative Information.............................41
Experts.....................................................................42
Custodian, Auction Agent, Transfer Agent, Dividend Disbursing Agent
   and Redemption Agent.....................................................42
Additional Information......................................................42
Report of Independent Registered Public Accounting Firm....................F-1
Financial Statements.......................................................F-2
Appendix A   Statement Establishing and Fixing the Rights and
             Preferences of Auction Market Preferred Shares................A-1
Appendix B   Description of Ratings........................................B-1

                                    THE FUND

         The Fund was organized as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration") on March 25, 2004. Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the board of trustees of the Fund (the "Board of Trustees" or "Trustees"). The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations. The Fund believes the likelihood of these circumstances is remote.

                              INVESTMENT OBJECTIVES

         The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of Senior Loans. Under normal conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. The Fund cannot change this investment policy unless the Fund's shareholders receive at least 60 days' prior notice of any such change.

         The Senior Loans in which the Fund will invest will be lower grade debt instruments. The Sub-Adviser anticipates that generally at least 80% of the Fund's Managed Assets will be invested in lower grade debt investments, and from time to time, 100% all of the Fund's Managed Assets may be invested in lower grade debt instruments. Lower grade debt instruments are rated "Ba1" or lower by Moody's Investors Service, Inc. ("Moody's"), "BB+" or lower by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or are unrated securities of comparable credit quality. Lower grade debt instruments are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. See Appendix B to this Statement of Additional Information for further information about debt ratings.

         "Managed Assets" generally means the average daily gross asset value of the Fund (including assets attributable to the Preferred Shares of the Fund, if any, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends or any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and could from time to time be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

         An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objectives. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" in the Prospectus.

                             INVESTMENT RESTRICTIONS

         The Fund's investment objectives and certain fundamental investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

                    1. With respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.

                    2. Purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

                    3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Commission exemptive order.

                    4. Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%;
         (iii) the borrowings permitted by investment restriction 3 above, or
         (iv) pursuant to a Commission exemptive order.

                    5. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objectives, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements; or pursuant to a Commission rule or exemptive order.

                    6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.

                    7. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, bankruptcy or reorganization, or pursuant to a Commission rule or exemptive order, and except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

         For purposes of fundamental investment restriction numbers 1 and 2 above, the Fund will treat the Lender selling a participation and any persons interpositioned between the Lender and the Fund as an issuer.

         Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                    1. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

                    2. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the Commission under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether the Borrowers are investment companies.

                    3. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute control or participation.

         The Fund does not have a minimum holding period for its investments and may engage in the trading of securities for the purpose of realizing short-term profits. Moreover, it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. Frequency of portfolio turnover will not be a limiting factor if the

Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%.

         The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Senior Loans

          Senior Loans are typically arranged through private negotiations between a borrower ("Borrower") and several lenders ("Lenders") represented in each case by one or more Lenders acting as agent of the several Lenders (the "Agent"). On behalf of the several Lenders, the Agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the Borrower and the several Lenders (the "Loan Agreements"). The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of Lenders that commit to providing funding for a Senior Loan once the Borrower and an Agent negotiate and agree on material terms. In large transactions, it is common to have several Agents; however, one Agent typically has primary responsibility for documentation and administration of the Senior Loan. The Fund will not act as sole Agent in a transaction. The Agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The Agent also is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all Lenders which are parties to the Loan Agreement. The Agent is generally responsible for monitoring compliance by the Borrower with the restrictive covenants in the Loan Agreement and of notifying the Lenders of any adverse change in the Borrower's financial condition. In addition, the Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

         Lenders generally rely on the Agent to collect their portion of the payments on the Senior Loan and to use appropriate creditor remedies against the Borrower. Typically under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement. The Borrower compensates the Agent for these services. Compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The precise duties and rights of an Agent are defined in the Loan Agreement.

         When the Fund is an Agent, it has, as a party to the Loan Agreement, a direct contractual relationship with the Borrower and, prior to allocating portions of the Senior Loan to Lenders, if any, assumes all risks associated with the Senior Loan. The Agent may enforce compliance by the Borrower with the terms of the Loan Agreement. Agents also have voting and consent rights under the applicable Loan Agreement. Action subject to Agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant Loan Agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing all or substantially all of the collateral therefor, frequently require the consent of all Lenders affected.

         Each Lender in a Senior Loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the Borrower. Generally, Loan Agreements will hold the Fund, as Agent, liable for any action taken or omitted constituting gross negligence or willful misconduct. In the event of a Borrower's default on a loan, the Loan Agreements generally provide that the Lenders do not have recourse against the Agent. Instead, Lenders will be required to look to the Borrower for recourse.

         Acting in the capacity of an Agent in a Senior Loan may subject the Fund to certain risks in addition to those associated with the Fund's role as a Lender. An Agent is charged with the above described duties and responsibilities to Lenders and Borrowers subject to the terms of the Loan Agreement. Failure to adequately discharge responsibilities in accordance with the standard of care set forth in the Loan Agreement may expose the Fund to liability for breach of contract. If a relationship of trust is found between the Agent and the Lenders, the Agent will be held to a higher standard of conduct in administering the loan. In consideration of these risks, the Fund will invest no more than 20% of its Managed Assets in Senior Loans in which it acts as an Agent or co-agent and the size of any individual loan will not exceed 5% of the Fund's Managed Assets.

         Lending Fees. In the process of buying, selling and holding Senior Loans the Fund may receive certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

         Borrower Covenants. A Borrower must comply with various restrictive covenants contained in a Loan Agreement. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

         Administration of Loans. The Agent typically administers the terms of the Loan Agreement. In these cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement. Compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

         A financial institution's appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

         Prepayments. Senior Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow or asset sales. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by, among other factors, general business conditions, the financial condition of the Borrower and competitive conditions among Lenders. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

         Other Information Regarding Senior Loans. The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund also may invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

         To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that the guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when the stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of the securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans. During any period in which the Senior Loan is temporarily unsecured, the Senior Loan will not be treated as a secured Senior Loan for purposes of the Fund's policy of investing in normal circumstances at least 80% of its Managed Assets in secured Senior Loans.

         If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Loan.

         Senior Loans generally hold the most senior position in the capital structure of a business entity. Their secured position in a Borrower's capital structure typically provides the holder of a Senior Loan with the first right to cash flows and/or proceeds from the sale of collateral in the event of liquidation after default. In order of priority, Senior Loans are typically repaid before unsecured senior loans, unsecured senior bonds, subordinated debt, trade creditors, and preferred and common stockholders. However, these factors do not assure full payment of principal or interest, and delays or limitations may result in the event of bankruptcy.

         Senior Loans are floating rate instruments which are issued at a fixed spread over some pre-defined base rate. The spread is set at the time the loan is originated, and is typically referenced to the London Inter-Bank Offered Rate ("LIBOR") but also can be referenced to the rate on certificates of deposit or the Prime Rate. The spread at the time of origination of a loan is a function of several factors, including credit quality of the issuer, the structure of the individual deal, and the general market conditions at the time of the origination. As conditions change, the required spreads that market participants demand from a specific borrower, or industry, may change and could result in required spreads narrowing or widening for all corporate credits. It should be noted that since most corporate loans may be pre-paid at par without penalty, should general market spreads narrow, there is a high probability that the Borrower would choose to refinance at a lower spread. Should an existing loan be refinanced at a lower rate, or should there be a decrease in credit spreads in the corporate loan market in general or for a particular industry, it is expected there will be a decrease in portfolio income and a decrease in overall portfolio return. The use of leverage in the portfolio will increase the impact of the decreased income due to spread compression. Senior Loans also may incorporate pre-determined "step-ups" where the spread increases by some specified amount if the credit quality of the issuer deteriorates and "step-downs" where the spread increases if the credit quality of the borrower improves. Should credit quality decline, and the step-up be triggered, the coupon income associated with loans to this borrower will increase. Similarly, should a borrower's credit quality improve and the step-down become operative, investor income will decrease due to the decrease in income associated with that particular borrower.

         Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the Borrower. A breach of a covenant, which is not waived by the Agent, is normally an event of acceleration, i.e., the Agent has the right to call the outstanding Senior Loan. These covenants, in addition to the timely payment of interest and principal, may include restrictions on dividend payments, and usually state that a Borrower must maintain specific minimum financial ratios, as well as establishing limits on total debt. In addition, Senior Loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Fund may have an obligation to make additional loans upon demand by the Borrower. The Fund intends to reserve against contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover the obligations.

         Senior Loans, unlike certain bonds, usually do not have call protection. This means that investments comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty.

         The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, assignment fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a Senior Loan as compensation for the initiation of the transaction. An assignment fee may be paid when a Senior Loan is assigned to another party. A non-use fee is paid based upon the amount committed but not used typically under a revolving credit facility, which may be issued coincident to the Senior Loan. Facility fees are on-going annual fees paid in connection with a Senior Loan. Letter of credit fees are paid if a Senior Loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until Senior Loan closing if for an extended period. The fees are negotiated at the time of transaction.

Lower Grade Debt Instruments

         The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories ("Ca" or lower by Moody's, "CC" or lower by S&P or comparably rated by another NRSRO). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers generally are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

         Investing in lower grade debt instruments involves additional risks than investment-grade debt instruments. Lower grade debt instruments are securities rated "Ba1" or lower by Moody's or "BB+" or lower by S&P, or comparably rated by any other NRSRO or considered to be of comparable credit quality. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from lower grade or comparable debt instruments and those derived from higher rated issues, the Fund may invest in higher rated debt instruments which provide similar yields but have less risk. In addition, the Fund may be forced to buy higher rated, lower yielding debt instruments, which would decrease the Fund's return, if issuers redeem their lower grade debt instruments at a higher than expected rate. Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on securities rated "Ba1" or lower by Moody's or "BB+" or lower by S&P than is the case with higher grade securities.


         The Fund will normally invest in securities rated below "B" by both Moody's and S&P (or comparably rated by another NRSRO) only if it is determined that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by the lower ratings. Lower grade debt instruments tend to offer higher yields than higher rated debt instruments with the same maturities because the historical financial condition of the issuers of the securities may not have been as strong as that of other issuers. Since lower grade debt instruments generally involve greater risk of loss of income and principal than higher rated debt instruments, investors should consider carefully the relative risks associated with investments in lower grade debt instruments. Investment in these securities is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long-term. See "Risks Relating to Investing in Lower Grade Debt Instruments" below.


         Fluctuations in the prices of fixed-income debt instruments may be caused by, among other things, the supply and demand for similarly rated debt instruments. In addition, the prices of debt instruments fluctuate in response to the general level of interest rates. Fluctuations in the prices of debt instruments subsequent to their acquisition will not affect cash income from such debt instruments but will be reflected in the Fund's net asset value.

         The Fund will perform its own investment analysis and rating assignment, and will not rely principally on the ratings assigned by the rating services, although these ratings will be considered. A description of corporate bond ratings is contained in Appendix B to this Statement of Additional Information. Ratings of securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the financial history, the financial condition, the prospects and the management of an issuer, among other things, also will be considered in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities also will be considered for investment by the Fund only when it is determined that the financial condition of the issuers of the securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objectives and policies.

         Risks Relating to Investing in Lower Grade Debt Instruments. Senior Loans are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower grade or similar unrated debt instruments are more likely to react to developments affecting market and credit risk than are more highly rated debt instruments, which react primarily to movements in the general level of interest rates. Both credit risk and market risk will be considered in making investment decisions for the Fund. The achievement of its investment objectives may be more dependent on the Fund's own credit analysis and rating assignment than is the case for higher quality securities.

         Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for lower grade debt instruments, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated debt instruments. Under adverse market or economic conditions, the secondary market for lower grade debt instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if the securities were widely traded. Prices realized upon the sale of lower grade debt instruments, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value lower grade debt instruments than more highly rated debt instruments.

         In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Fund will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

         Since investors generally perceive that there are greater risks associated with the lower grade debt instruments of the type in which the Fund may invest, the yields and prices of these debt instruments may tend to fluctuate more than those for higher rated debt instruments. In the lower quality segments of the Senior Loan market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality Senior Loan securities which, as a general rule, fluctuate in response to the general level of interest rates.

         Lower grade or unrated debt instruments also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Special Situation Investments

         The Fund may invest up to 10% of its Managed Assets in secured senior loans and, on limited occasions, equity and other debt securities acquired in connection therewith, of firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing, or those same issuers prior to an event of default whose acute operating and/or financial problems have resulted in the markets' valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds ("Special Situation Investments").

         Special Situation Investments are speculative and involve significant risk. Special Situation Investments frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Special Situation Investments eventually will be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of the securities.

Illiquid Securities

         The Fund may invest without limit in illiquid securities. Most of the Senior Loans in which the Fund will invest will be, at times, illiquid. Illiquid securities also include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside the United States. The Sub-Adviser will monitor the liquidity of restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market ("Direct Placement Securities"). Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

         Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Foreign Securities

         The Fund may invest up to 15% of its Managed Assets in U.S. currency denominated fixed-income issues of foreign governments and other foreign issuers (based on issuer's domicile), and preferred stock. But in no case will the Fund invest in debt securities of issuers located in emerging markets. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (each a "Governmental Entity" and collectively, "Governmental Entities") of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Governmental Entity in any such country denominated in the currency of another such country).

         A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

         Investment in Sovereign Debt Can Involve a High Degree of Risk. The Governmental Entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A Governmental Entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the Governmental Entity's policy toward the International Monetary Fund and the political constraints to which a Governmental Entity may be subject. Governmental Entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make disbursements may be conditioned on a Governmental Entity's implementation of economic reforms and/or economic performance and the timely service of the debtor's obligations. Failure to implement such reforms, achieve the levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the Governmental Entity, which may further impair the debtor's ability or willingness to service its debts in a timely manner. Consequently, Governmental Entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of the debt and to extend further loans to Governmental Entities. There is no bankruptcy proceeding by which sovereign debt on which Governmental Entities have defaulted may be collected in whole or in part.

         Foreign Securities Involve Certain Risks. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, and the seizure or nationalization of foreign deposits. Such securities also may be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of confiscatory taxation and diplomatic developments which could affect investment. In many instances, foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These securities may be less liquid than securities of U.S. issuers, its instrumentalities or agencies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of these securities.

         Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

         Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

Pay-in-Kind and Deferred Payment Securities

         The Fund may invest in pay-in-kind and deferred payment securities only if the Fund receives the instruments in connection with owning Senior Loans of an issuer. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that pay no or a reduced rate of interest until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of certain of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the deferred payment portion of bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. The Fund also may buy loans that provide for the payment of additional income if certain operational benchmarks are achieved by the Borrower that is to be paid on a deferred basis at an uncertain future date.

         In addition to the above described risks, there are certain other risks related to investing in pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for the securities may become even less liquid. In addition, as these securities may not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to these securities.

Credit Default Swap Transactions

         The Fund may invest up to 5% of its Managed Assets in credit default swap transactions (as measured by the notional amounts of the swaps), including credit-linked notes (described below) for hedging and investment purposes. However, given the current state of developments in the market, the Sub-Adviser has no present intention to utilize such instruments. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

         The Fund also may purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Credit-Linked Notes

         The Fund may invest in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The difference between a credit default swap and a credit-linked note is that the buyer of a credit-linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and a return of principal at the maturity date.

         Credit-linked notes are subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the difference between the original face value security and the current value of the defaulted security.

         Credit-linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

         The market for credit-linked notes is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked notes. In certain cases, a market price for a credit-linked note may not be available. The collateral for a credit-linked note is one or more credit default swaps, which, as described above, are subject to additional risk.

         New financial products continue to be developed and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

Structured Notes and Related Instruments

         The Fund may invest up to 5% of its Managed Assets in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded" index), such as selected securities or debt investments, an index of such, or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. However, given the current state of developments in the market, the Sub-Adviser has no present intention to utilize such instruments. The terms of structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. As a result, a relatively small decline in the value of a referenced Senior Loan or basket of Senior Loans could result in a relatively large loss in the value of a structured note.

Interest Rate and Other Hedging Transactions

         The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio with an interest rate redetermination period of one-year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one-year for an obligation to make payments that readjust monthly.

         The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

         In circumstances in which the Sub-Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

         The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Adviser's ability to predict correctly the direction and extent of movements in interest rates.

         Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Sub-Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

         Because these hedging transactions are entered into for good-faith risk management purposes, the Sub-Adviser and the Fund believe these obligations do not constitute senior securities. The Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

         The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be limited to 20% of the Managed Assets of the Fund. Such exposure will be attained through the use of derivatives described above and through credit default swap transactions and credit linked securities, both of which are discussed below.

Lending of Securities

         Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on the securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of the loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

         A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of its rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Other Investment Companies

         The Fund may invest up to 38% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. For instance, the Fund may purchase the Select Aggregate Market Index, or SAMI. SAMI is a synthetic composite of performance of the leveraged loan market through credit derivatives based on 50 of the most widely traded leveraged, or high yield, loans. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles such as SAMI or similar indices either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares and/or borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks- General Risks of Investing in the Fund-Leverage Risk," in the Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Senior Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's Managed Assets be invested under normal market circumstances in Senior Loans.

                             MANAGEMENT OF THE FUND

Trustees and Officers

         The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, with the Trustee who is an "interested person" (as such term is defined in the 1940 Act) of the Fund indicated by an asterisk.


                                                                                                    Number of
                                                                                                    Portfolios
                                                                                                    in Fund
                                                         Term of Office                             Complex            Other
                                                         and Year First                             Overseen by        Trusteeships
                                  Position and           Elected or      Principal Occupations      Trustee or         Held by
Name, Address and Age             Offices with Fund      Appointed       During Past 5 Years        Officer            Trustee
---------------------             -----------------      --------------  ---------------------      ------------       ------------
Trustee who is an Interested
Person of the Fund
----------------------------
James A. Bowen(1)*                President,             o One Year(2)   President, First           19 Portfolios      None
D.O.B.: 09/55                     Chairman of the        o 2004          Trust Portfolios and
1001 Warrenville Road,            Board, Chief                           First Trust Advisors;
  Suite 300                       Executive Officer                      Chairman of the Board
Lisle, IL 60532                   and Trustee                            of Directors, Bond
                                                                         Wave, LLC

Trustees who are not Interested
Persons of the Fund
-------------------------------
Richard E. Erickson               Trustee                o One Year(2)   Physician,                 19 Portfolios      None
D.O.B.: 04/51                                            o 2004          Sportsmed/Wheaton
c/o First Trust Advisors L.P.                                            Orthopedics
1001 Warrenville Road,
  Suite 300
Lisle, IL 60532


Niel B. Nielson                   Trustee                o One Year(2)   President (2002 to         19 Portfolios    Director of
D.O.B.: 03/54                                            o 2004          Present), Covenant                          Good News
c/o First Trust Advisors L.P.                                            College; Pastor (1997                       Publishers -
1001 Warrenville Road,                                                   to 2002), College                           Crossway
  Suite 300                                                              Church in Wheaton                           Books; Covenant
Lisle, IL 60532                                                                                                      Transport Inc.


Thomas R. Kadlec                  Trustee                o One Year(2)   Vice President, Chief      19 Portfolios    None
D.O.B.: 11/57                                            o 2004          Financial Officer
c/o First Trust Advisors L.P.                                            (1990 to Present),
1001 Warrenville Road,                                                   ADM Investor
  Suite 300                                                              Services, Inc.
Lisle, IL 60532                                                          (Futures Commission
                                                                         Merchant); Registered
                                                                         Representative (2000
                                                                         to Present), Segerdahl
                                                                         & Company, Inc., an NASD
                                                                         member (Broker-Dealer)


David M. Oster                    Trustee                o One Year(2)   Trader (Self-Employed)     8 Portfolios     None
D.O.B.: 03/64                                            o 2004          (1987 to Present)
c/o First Trust Advisors L.P.                                            (Options Trading
1001 Warrenville Road,                                                   and Market Making)
  Suite 300
Lisle, IL 60532

                                      -21-

                                                                                                    Number of
                                                                                                    Portfolios
                                                                                                    in Fund
                                                         Term of Office                             Complex            Other
                                                         and Year First                             Overseen by        Trusteeships
                                  Position and           Elected or      Principal Occupations      Trustee or         Held by
Name, Address and Age             Offices with Fund      Appointed       During Past 5 Years        Officer            Trustee
---------------------             -----------------      --------------  ---------------------      ------------       ------------

Officers of the Fund
--------------------
Mark R. Bradley                   Treasurer,             o Indefinite    Chief Financial            19 Portfolios    N/A
D.O.B.: 11/57                     Controller, Chief        term          Officer, Managing
1001 Warrenville Road,            Financial Officer      o 2004          Director, First Trust
  Suite 300                       and Chief                              Portfolios and First
Lisle, IL 60532                   Accounting Officer                     Trust Advisors

Susan M. Brix                     Assistant Vice         o Indefinite    Representative, First      19 Portfolios    N/A
D.O.B.: 01/60                     President                term          Trust Portfolios;
1001 Warrenville Road,                                   o 2004          Assistant Portfolio
  Suite 300                                                              Manager, First Trust
Lisle, IL 60532                                                          Advisors

Robert F. Carey                   Vice President         o Indefinite    Senior Vice                19 Portfolios    N/A
D.O.B.: 07/63                                              term          President, First
1001 Warrenville Road,                                   o 2004          Trust Portfolios and
  Suite 300                                                              First Trust Advisors
Lisle, IL 60532

W. Scott Jardine                  Secretary and          o Indefinite    General Counsel,           19 Portfolios    N/A
D.O.B.: 05/60                     Chief Compliance         term          First Trust
1001 Warrenville Road,            Officer                o 2004          Portfolios and First
  Suite 300                                                              Trust Advisors;
Lisle, IL 60532                                                          Secretary, Bond Wave,
                                                                         LLC

Kristi A. Maher                   Assistant              o Indefinite    Assistant General          19 Portfolios    N/A
D.O.B.:12//66                     Secretary                term          Counsel (March 2004
1001 Warrenville Road,                                   o 2004          to Present), First
  Suite 300                                                              Trust Portfolios;
Lisle, IL 60532                                                          Associate (1995 to
                                                                         March 2004), Chapman
                                                                         and Cutler LLP

Roger Testin                      Vice President         o Indefinite    Vice President             19 Portfolios    N/A
D.O.B.: 06/66                                              term          (August 2001 to
1001 Warrenville Road,                                   o 2004          Present), First Trust
  Suite 300                                                              Advisors; Analyst
Lisle, IL 60532                                                          (1998 to 2001), Dolan
                                                                         Capital Management
____________________

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors, investment adviser of the Fund.

(2) Trustees are elected each year by shareholders and serve a one year term until their successors are elected. Mr. Bowen's officer positions with the Fund have an indefinite term.

         The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee, and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Oster are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including Shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder), (b) a full description of the proposed candidate's background, including their education, experience, current employment, and date of birth,
(c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an "interested person" in relation to such Fund, as such term is defined in the 1940 Act, as amended, and such other information that may be considered to impair the candidate's independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Oster serve on the Audit Committee. The Executive Committee (and Pricing and Dividend Committee) met once during the Fund's fiscal year ended May 31, 2004. The Nominating and Governance Committee, the Valuation Committee, and the Audit Committee did not meet during the Fund's fiscal year ended May 31, 2004.


         Messrs. Erickson, Nielson, Kadlec and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust Advisors with 11 portfolios. Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are also trustees of the First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund and Energy Income and Growth Fund, closed-end funds advised by First Trust Advisors. None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Fund hold the same positions with the First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners

Senior Floating Rate Income Fund, Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund and Energy Income and Growth Fund, as they hold with the Fund.


     Effective June 7, 2004, the Trustees approved a revised compensation plan. Under the revised plan, the Fund pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees are paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 are paid to Independent Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees are shared by the funds in the First Trust Fund complex that participate in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to June 7, 2004, the Fund paid each Independent Trustee an annual fee of $10,000 plus $1,000 as compensation for each board meeting (in-person or by electronic means) and $500 per committee meeting (in-person or by electronic means) attended. The Board of Trustees of the Fund held one meeting during the fiscal year ended May 31, 2004. Each of the Trustees attended the meeting. The aggregate fees and expenses paid to the Trustees by the Fund for the fiscal year ended May 31, 2004 (including reimbursement for travel and out-of-pocket expenses) amounted to $4,000.

                                                          ESTIMATED
                                                          TOTAL COMPENSATION
                          ESTIMATED AGGREGATE             FROM FUND AND
NAME OF TRUSTEE           COMPENSATION FROM FUND(1)       FUND COMPLEX(2)
---------------           -------------------------       ------------------

Richard E. Erickson              $16,000                     $117,875
Thomas R. Kadlec                 $16,000                     $101,000
Niel B. Nielson                  $16,000                     $117,875
David M. Oster                   $16,000                     $101,000

____________________
(1) The compensation estimated to be paid by the Fund to the Independent Trustees for the first full fiscal year for services to the Fund.
(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees, from the Fund and Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the First Defined Portfolio Fund, LLC, an open-end fund (with 11 portfolios) advised by First Trust Advisors plus estimated compensation to be paid to these Trustees by the First Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund and the Fund for a full calendar year. Mr. Oster is currently not a Trustee of the First Defined Portfolio Fund, LLC. Accordingly, his estimated total compensation is based on the estimated compensation to be paid by the First Trust Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund and the Fund for a full calendar year.

         The Fund has no employees. Its officers are compensated by First Trust Advisors. The Shareholders of the Fund will elect trustees at the next annual meeting of shareholders.


         The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of July 31, 2004:

                                               AGGREGATE DOLLAR RANGE OF
                                               EQUITY SECURITIES IN ALL
                      DOLLAR RANGE OF          REGISTERED INVESTMENT COMPANIES
                      EQUITY SECURITIES        OVERSEEN BY TRUSTEE IN
TRUSTEE               IN THE FUND              FIRST TRUST FUND COMPLEX
-------               -----------------        -------------------------------
Mr. Bowen             None                     Over $100,000
Mr. Erickson          None                     $1-$10,000
Mr. Kadlec            None                     $50,001-$100,000
Mr. Nielson           None                     $10,000-$50,000
Mr. Oster             None                     $50,001-$100,000

         As of July 31, 2004, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

     As of July 31, 2004, the Fund knows of no person who owns beneficially or of record 5% or more of the Fund's Common Shares. As of July 31, 2004, the Trustees and executive officers as a group beneficially owned no shares of the Fund.


                                     ADVISER

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Adviser and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Adviser and provides the Fund with certain other services necessary with the management of the portfolio.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Commission under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         First Trust Advisors is also adviser or sub-adviser to approximately eight mutual funds and seven closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $48 billion in First Trust Portfolios unit investment trusts have been deposited.

         First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to the agreement or interested persons of any such party except in their capacity as Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement also may be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors, shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not the purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. Provisions regarding expense limitations are described in the Prospectus. See "Management of the Fund--Investment Management Agreement" in the Fund's Prospectus.

         In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, sub-licensing fee, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         On April 18, 2004, the Trustees of the Fund met with members of First Trust Advisors and the Sub-Adviser (the "Fund Advisers") to consider, among other things, the possible approval of the Investment Management Agreement between the Fund and First Trust Advisors and the Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund. Prior to the meeting, the Independent Trustees received a memorandum describing their legal obligations and duties relating to the approval of an investment advisory contract, including the duties of the Trustees under the 1940 Act and the general principles of state law; the requirements of the 1940 Act in such matters; the fiduciary duty of the Adviser; the standards used in determining whether boards of trustees have fulfilled their duties; and various factors to be considered by the Trustees in voting on whether to approve advisory agreements. In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees met with their legal counsel privately (outside the presence of the interested Trustee and officers of the Fund Advisers) to discuss their responsibilities and obligations with respect to the Investment Management Agreement and Sub-Advisory Agreement and the terms of the proposed agreements.

         In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered narrative information concerning, among other things, the nature of the services to be provided by the respective adviser or sub-adviser (as described below), the fees to be paid to the respective adviser and the sub-adviser and the experience, resources and staffing of the respective adviser and sub-adviser.

         More specifically, First Trust Advisors already serves as investment adviser on the various funds in the First Trust complex. Accordingly, the

Trustees noted that they were already well informed as to its personnel, staffing, experience, investment philosophy and fees paid by other clients. In evaluating the Investment Management Agreement, the Trustees reviewed the supervisory services to be provided by First Trust Advisors, as the investment adviser, the personnel resources available to fulfill such function (including the job descriptions and background of newly-hired employees) and the advisory fees to be paid to First Trust Advisors. More specifically, First Trust Advisors updated the Trustees regarding its activities that are designed to strengthen its regulatory oversight systems and its ability to monitor the various sub-advisers serving the Funds. In this regard, First Trust Advisors has hired an Assistant General Counsel as well as a manager responsible for sub-adviser oversight. The Trustees reviewed the division of services provided to the Fund by the Adviser and the Sub-Adviser and the corresponding allocation of fees, which were the product of arm's length negotiations between the parties. In this review, the Trustees also took into account the role of First Trust Advisors in connection with the use of leverage by the Fund and the additional monitoring and supervision required for this activity.


         In evaluating the Sub-Advisory Agreement with Four Corners, the Trustees similarly considered the nature of the services to be provided and the fees to be paid. More specifically, Four Corners already serves as a sub-adviser to funds in the First Trust complex, including funds investing in the senior loan asset class. Accordingly, the Trustees were already well informed of Four Corner's experience and skill with the senior loan asset class (including the performance of the existing funds), its personnel, resources, investment personnel (their qualifications, duties and their historical experience with this asset class), investment philosophy and process and fees received for similar services and took these factors into account when considering Four Corners as sub-adviser for this Fund. In particular, the co-Portfolio Managers of the Fund, Mr. McAdams and Mr. Bernstein, have been significantly involved in the structuring and the management of senior loans since the 1980s. In addition, the Trustees reviewed the financial resources and ownership of Four Corners, including its affiliation with Macquarie Group, an international financial services firm. The Trustees also reviewed Four Corners' regulatory filings (e.g., its most recent Form ADV filing). In approving the Sub-Advisory Agreement and the fees payable thereunder, the Trustees also took into account, in particular, the level of complexity required in managing this asset class, Four Corners' investment philosophy and the experience of the co-Portfolio Managers in managing this asset class. The Trustees were also made aware of Four Corners' performance history in the senior loan asset class, including default rates for senior loan assets held in portfolios managed by Four Corners.


         In evaluating the overall advisory arrangement, the Trustees also received and reviewed written information regarding advisory fees paid by other analogous closed-end funds and their respective expense ratios. It was noted that another closed-end fund sub-advised by Four Corners has performed very well as compared to its peer group.

         The Board of Trustees, including all of the Independent Trustees of the Fund, and the sole shareholder of the Fund, each approved the Investment Management Agreement and the Sub-Advisory Agreement. The Independent Trustees determined that the terms of the Fund's Investment Management Agreement and the Sub-Advisory Agreement, including the fees, are fair and reasonable, and that they will enable the Fund to obtain high quality investment management services. The Trustees did not identify in their discussions any single factor as all important or controlling but rather reviewed all pertinent in formation as part of their deliberations.

         The Fund, Adviser and Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

                             PROXY VOTING PROCEDURES

         The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

         A senior member of the Adviser is responsible for oversight of the Fund's proxy voting process. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS"), to make recommendations to the Adviser on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. The Adviser reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, the Adviser may not vote in accordance with the ISS recommendations when the Adviser believes that specific ISS recommendations are not in the best economic interest of the Fund. If the Adviser manages the assets of a company or its pension plan and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to that company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser will review the request and inform the client only if the Adviser is not able to follow the client's request.

         The Adviser has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Adviser's general voting policies.

         When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 988-5891 or by accessing the Commission's website at http://www.sec.gov.

                                   SUB-ADVISER

         Four Corners Capital Management, LLC acts as investment sub-adviser to the Fund with responsibility for the overall management of the Fund. Its address is 515 South Flower Street, Suite 4310, Los Angeles, California 90071. Four Corners is 66.67% owned by Macquarie Bank Limited ("MBL") through a subsidiary and 33.33% by its senior management.

         The Sub-Adviser, subject to the Board of Trustees' and Adviser's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Adviser is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Sub-Adviser further agrees to conform to all applicable laws and regulations of the Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments in Senior Loans (and other assets in which the Sub-Adviser is authorized to invest), and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Adviser is responsible for effecting all security transactions on behalf of the Fund. Pursuant to a Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay for the services and facilities provided by the Sub-Adviser through a sub-advisory fee, as set forth in the Prospectus. For purposes of calculation of the sub-advisory fee, the Fund's "managed assets" shall mean the average daily gross asset value of the Fund (which includes assets attributable to the Fund's preferred shares, if any, and the principal amount of any borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). Through a separate agreement, the Adviser has committed to pay the Sub-Adviser a sum equal to 1.5 times the annualized pro-forma Sub-Advisory Fee in effect if the Sub-Advisory Agreement is terminated for any reason other than for cause or the appointment of the Sub-Adviser as the Fund's investment adviser.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.

                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in the securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from the Fund's affiliates except in compliance with the 1940 Act.

         With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the

Sub-Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forego a portion of interest and any fees payable to the Fund, to the Lender selling participations or assignments to the Fund. The Sub-Adviser will identify and choose the Lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund may hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Sub-Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell its interests. See "Risks" in the Prospectus.

         The Fund expects that substantially all other portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of the Sub-Adviser to seek the best execution under the circumstances of each trade. The Sub-Adviser evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be the Sub-Adviser's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Sub-Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Sub-Adviser's own research efforts, the receipt of research information is not expected to reduce significantly the Sub-Adviser's expenses. While the Sub-Adviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Sub-Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Sub-Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Sub-Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Sub-Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                 NET ASSET VALUE

         The net asset value of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The net asset value will be determined as of the close of regular trading on the NYSE on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates net asset value per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

         The assets in the Fund's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Sub-Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. If market quotations are not readily available, the pricing service does not provide a valuation for the particular assets, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities) but before the Fund values its assets would materially affect net asset value, the Adviser may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Other Assets

         Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sale price (NASDAQ Official Closing Price for NASDAQ National Market System securities) on the valuation date. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded in the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.


                               DESCRIPTION OF AMPS

Notices

         The Fund shall deliver to Moody's (if Moody's is then rating AMPS), S&P (if S&P is then rating AMPS) and any other rating agency which is then rating AMPS and which so requires a certificate which sets forth a determination of certain items (the "Preferred Shares Basic Maintenance Report"), including the assets of the Fund, the Market Value and the Discounted Value thereof (separately and in aggregate), the Preferred Shares Basic Maintenance Amount, trade price, NAV, and total return, signed by the President, or Chief Financial Officer of the Fund as of the related Valuation Date. The Preferred Shares Basic Maintenance Report shall be delivered on or before the fifth Business Day following the Date of Original Issue and on or before the third Business Day after a valuation date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount. The Fund shall deliver the Preferred Shares Basic Maintenance Report to the Auction Agent in the event action would be required to be taken, or may be taken, by the Auction Agent in connection therewith.

         The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating AMPS), S&P (if S&P is then rating AMPS) and any Other Rating Agency which is then rating AMPS and which so requires a certificate with respect to the calculation of the 1940 Act Preferred Shares Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act Preferred Shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each fiscal year thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Preferred Shares Asset Coverage. The 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the fifth Business Day following the Date of Original Issue and in the case of clause (ii) on or before the third Business Day after a valuation date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount.

         Within ten Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating AMPS), S&P (if S&P is then rating AMPS) and any Other Rating Agency which is then rating AMPS and which so requires, a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Report and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal year of the Fund on which a Preferred Shares Basic Maintenance Report is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating AMPS), S&P (if S&P is then rating AMPS) and any other Rating Agency which is then rating AMPS and which so requires, an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such Preferred Shares Basic Maintenance Certificate and in any other Preferred Shares Basic Maintenance Report randomly selected by the Fund's independent accountants during such fiscal year. Within ten Business Days after the last Valuation Date of each fiscal year of the Fund on which a 1940 Act Preferred Shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating
AMPS), S&P (if S&P is then rating AMPS) and any Other Rating Agency which is then rating AMPS and which so requires, an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act Preferred Shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Report and 1940 Act Preferred Shares Asset Coverage Certificate delivered within ten days after the relevant Asset Coverage Cure Date.


Asset Coverage Cure Date


         If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to the report. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on an annual basis shall not be deemed to be a failure to maintain the Preferred Shares Basic Maintenance Amount on any prior Valuation Dates.

                        ADDITIONAL INFORMATION CONCERNING
                                AUCTIONS FOR AMPS


Auction Agency Agreement


         The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the AMPS so long as the Applicable Rate is to be based on the results of an Auction.


Broker-Dealer Agreements


         Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for AMPS. See "Broker-Dealers" below.


Securities Depository


         The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to the AMPS. One certificate for all of the shares of the AMPS will be registered in the name of Cede & Co., as nominee of the Securities Depository. The certificate will bear a legend to the effect that the certificate is issued subject to the provisions restricting transfers of AMPS contained in the Statement. The Fund also will issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Fund's trustees, as described under "Description of AMPS--Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of the AMPS and owners of the shares will not be entitled to receive certificates representing their ownership interest in the shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each participant (the "Agent Member") in AMPS, whether for its own account or as a nominee for another person.


                          CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction

Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.


         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of AMPS, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of AMPS" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any notice of transfer delivered for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding the Auction.

         The Auction Agent may terminate the Auction Agency Agreement (i) upon prior notice to the Fund on the date specified in such notice, which date shall be no earlier than 60 days after delivery of such notice or (ii) upon prior notice to the Fund on the date specified in such notice if the Fund shall have failed to pay the amounts due the Auction Agent in connection with its agency under the Auction Agency Agreement and under the Broker-Dealer Agreements within 30 days of invoice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent at any time by so notifying the Auction Agent, provided that, if any AMPS remain outstanding, prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.


                                 BROKER-DEALERS


         The Auction Agent after each auction for AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge in the amount equal to (i) the product of (A) a fraction the numerator of which is the number of days in the Rate Period (calculated by counting the first day of such Rate Period but excluding the last day thereof) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000 times (D) the sum of the aggregate number of AMPS placed by such Broker-Dealer in the case of any auction immediately preceding a Rate Period of less than one year, or (ii) the amount mutually agreed upon by the Fund and the Broker-Dealers, based upon a selling concession that would be applicable to an underwriting of fixed or variable rate AMPS with a similar final maturity or variable rate dividend, respectively, at the commencement of the Rate Period with respect to such Auction, in the case of any Auction immediately preceding a Rate Period of one year or longer. For the purposes of the preceding sentence, AMPS shall be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by the Broker-Dealer for its own account or were acquired by the Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by the Broker-Dealer that is (A) a Submitted Bid of an Existing Holder that resulted in the Existing Holder continuing to hold the shares as a result of the Auction or
(B) a Submitted Bid of a Potential Holder that resulted in the Potential Holder purchasing the shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Bids in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if the Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; the Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                           FEDERAL INCOME TAX MATTERS


         The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Fund. This discussion assumes that all AMPS will be treated as equity for federal income tax purposes.


General

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

         The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.


         If, at any time when the Fund's shares are outstanding, the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, it will be required to suspend distributions to Common Shareholders until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of AMPS--Asset Maintenance" in the Prospectus. Such a suspension may prevent the Fund from satisfying its distribution requirement and may therefore jeopardize its qualification for treatment as a regulated investment company or cause it to incur an income tax or excise tax liability, or both. If the Fund fails to meet such maintenance amount or asset coverage when its shares are outstanding, it will be required to redeem its shares to maintain or restore such maintenance amount or asset coverage, as the case may be, and avoid the adverse consequences to the Fund and its stockholders of failing to qualify for treatment as a regulated investment company, There can be no assurance, however, that any such redemption would achieve that objective.


Distributions

         Dividends paid out of the Fund's investment company taxable income generally are taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, pursuant to the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), if the Fund holds equity securities, certain ordinary income distributions received from the Fund may be taxed at new capital gains tax rates. In particular, under the Tax Act, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain, provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund generally does not expect to generate qualifying dividends eligible for the new capital gains tax rates. The Fund does not expect to pay exempt-interest dividends that would be subject to the federal alternative minimum tax.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.


         Under current federal income tax law, the Fund is required to allocate to each class of its shares a proportionate share of its net capital gains and its other income of each year. Thus, under current law, the dividends paid with respect to the AMPS for a year will be divided between those designated as capital gains dividends and ordinary income distributions in the same proportion as the dividends paid with respect to the Fund's other shares for that year.

This allocation and designation will be reflected in the tax statement sent to you by the Fund after the end of each year.


Dividends Received Deduction

         A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction but this amount is not expected to be significant.

Sale or Exchange of Fund Shares

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.


         The Fund may, at its option, redeem AMPS in whole or in part and is required to redeem AMPS to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption will be taxed as gain or loss from the sale or exchange of AMPS rather than as a dividend, but only if the redemption distribution (1) is deemed not to be essentially equivalent to a dividend, (2) is in complete redemption of an owner's interest in the Fund, (3) is substantially disproportionate with respect to the owner's interest in the Fund (provided that the shareholder owns and is deemed to own less than 50% of the total combined voting power of all classes of stock in the Fund entitled to vote) or (4) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of clauses (1), (2) and (3) above, a shareholder's ownership of the Fund's common shares will be taken into account.


         Under current U.S. federal income tax regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more in any single taxable year (or $4 million or more in the taxable year in which the loss is recognized and the five succeeding taxable years) for an individual stockholder, or five times those amounts for a corporate stockholder, the stockholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these Regulations in light of their individual circumstances.

Nature of the Fund's Investments

         Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Backup Withholding

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Non-U.S. Shareholders

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S.

shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain the shareholder realizes upon the sale or exchange of the shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and the shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

         Foreign shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or the lower rates as may be prescribed by any applicable treaty.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar, Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and historical asset class performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.


         For the period from June 1, 2004 through July 31, 2004, the Fund's net increase in net assets resulting from investment operations was $2,929,105.


                                     EXPERTS


         The Financial Statements of the Fund as of May 31, 2004, appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP provides accounting and auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 180 North Stetson Avenue, Chicago, Illinois 60601.


                    CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
                 DIVIDEND DISBURSING AGENT AND REDEMPTION AGENT


         The custodian of the assets of the Fund is PFPC Trust Company (the "Custodian"), 301 Bellevue Parkway, Wilmington, Delaware 19809. Deutsche Bank Trust Company Americas, 60 Wall Street, New York, New York 10005 is the Auction Agent with respect to the AMPS and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the AMPS.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of First Trust/Four Corners Senior Floating Rate Income Fund II:


         We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), as of May 31, 2004 and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period May 18, 2004 (inception) through May 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the Funds' custodian, brokers and selling or agent banks; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at May 31, 2004, the results of its operations, the changes in its net assets and cash flows, and the financial highlights for the period May 18, 2004 (inception) through May 31, 2004, in conformity with accounting principles generally accepted in the United States of America.


/S/ DELOITTE & TOUCHE LLP

Chicago, Illinois


July 22, 2004

                              FINANCIAL STATEMENTS
                                    (AUDITED)

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II


                            PORTFOLIO OF INVESTMENTS
                                  May 31, 2004

PRINCIPAL                                                                              MARKET
VALUE               DESCRIPTION                                                        VALUE
---------           ------------------------------------------------------             ----------
SENIOR FLOATING RATE INTERESTS - 24.5%

                    ADVERTISING - 1.1%
   $5,000,000       Adams Outdoor Advertising, LP, Term Loan, 10/15/11...              $5,041,665
                                                                                       ----------

                    BROADCAST MEDIA - 0.5%
    2,000,000       Salem Communications Holding Corp., Term Loan B,
                        3/31/10..........................................               2,010,000
                                                                                       ----------

                    CABLE TELEVISION - 1.6%
    3,030,000       Century Cable Holdings, LLC, Term Loan, 6/30/09......               2,937,836
    4,000,000       Charter Communications Operating, LLC, Term Loan A,
                        4/27/10..........................................               3,913,888
                                                                                       ----------
                                                                                        6,851,724
                                                                                       ----------

                    CASINOS & Gaming - 0.5%
    2,000,000       Boyd Gaming Corp., Term Loan B, 6/24/08..............               2,010,000
                                                                                       ----------

                    COMMERCIAL SERVICES - 0.9%
    2,000,000       Quanta Services, Inc., Term Loan, 6/19/08............               2,002,500
                    United Rentals,
    1,666,667       Term Loan, 2/14/11...................................               1,681,250
      333,333       Term Loan B, 2/14/11.................................                 336,250
                                                                                       ----------
                                                                                        4,020,000
                                                                                       ----------

                    CONSTRUCTION MATERIALS - 0.5%
    2,000,000       Builders FirstSource, Inc., Term Loan, 2/25/10.......               2,015,000
      250,000       Juno Lighting, Inc., Term Loan, 10/29/10.............                 252,188
                                                                                       ----------
                                                                                        2,267,188
                                                                                       ----------

                    ELECTRONIC EQUIPMENT & Instruments - 0.7%
    3,000,000       Global Cash Access, LLC, Term Loan B, 3/10/10........               3,030,000
                                                                                       ----------

                    ENTERTAINMENT - 2.0%
    3,000,000       Metro-Goldwyn-Mayer Studios, Inc., Term Loan B,
                        4/30/11..........................................               3,009,750
    1,949,965       Rainbow Media Holdings LLC, Term Loan C, 3/31/09.....               1,962,558
    3,995,000       WMG Acquisition Corp., Term Loan, 2/28/11............               4,034,119
                                                                                       ----------
                                                                                        9,006,427
                                                                                       ----------
See Notes to Financial Statements.

                                      F-2

PRINCIPAL                                                                              MARKET
VALUE               DESCRIPTION                                                        VALUE
---------           ------------------------------------------------------             ----------
SENIOR FLOATING RATE INTERESTS - CONTINUED

                    ENVIRONMENTAL SERVICES - 0.7%
   $3,000,000       Duratek, Inc., Term Loan, 12/16/09...................              $2,996,250
                                                                                       ----------

                    FOOD, BEVERAGES, & TOBACCO - 2.1%
    2,000,000       Golden State Foods Corp., Term Loan B, 2/25/11.......               2,010,000
    5,000,000       Pinnacle Foods Holding Corp., Term Loan DD, 11/25/10.               5,046,875
    2,000,000       THL Food Products Company, Term Loan, 11/21/11.......               2,047,500
                                                                                       ----------
                                                                                        9,104,375
                                                                                       ----------

                    HEALTHCARE (EQUIPMENT & SUPPLIES) - 0.5%
    2,000,000       VWR International, Inc., Term Loan B, 4/07/11........               2,024,500
                                                                                       ----------

                    HEALTHCARE (PROVIDERS & SERVICES) - 1.6%
    1,147,632       Genesis Healthcare Corp., Term Loan, 12/01/10........               1,158,630
    2,000,000       Team Health, Inc., Term Loan B, 3/23/11..............               2,000,000
    4,000,000       Vanguard Health Systems, Inc., Term Loan, 5/18/11....               4,008,332
                                                                                       ----------
                                                                                        7,166,962
                                                                                       ----------

                    HOUSEHOLD PRODUCTS - 0.5%
    2,000,000       United Industries Corp., Term Loan, 4/30/11..........               2,022,500
                                                                                       ----------

                    MISCELLANEOUS - 1.1%
    5,000,000       Moran Transportation Company, Term Loan, 8/08/09.....               5,031,250
                                                                                       ----------

                    OIL & GAS - 1.6%
    2,807,143       Basic Energy Services, LP, Term Loan, 10/03/09.......               2,821,179
    2,000,000       BPL Acquisition (Buckeye Pipeline), Term Loan,
                        6/10/10..........................................               2,002,500
    2,000,000       Vulcan Energy Corp., Term Loan, 2/23/10..............               2,018,750
                                                                                       ----------
                                                                                        6,842,429
                                                                                       ----------

                    PAPER & FOREST PRODUCTS - 0.4%
    2,000,000       Koch Cellulose, Term Loan B, 5/07/11.................               2,005,000
                                                                                       ----------

                    PUBLISHING & PRINTING - 1.8%
    1,000,000       F & W Publications, Inc., Term Loan, 12/31/09........               1,005,625
    2,750,000       Freedom Communications, Inc., Term Loan B, 5/18/12...               2,770,625
    4,000,000       Transwestern Publishing Company, 2/25/12.............               4,026,668
                                                                                       ----------
                                                                                        7,802,918
                                                                                       ----------

                    REAL ESTATE - 0.5%
    2,100,000       CB Richard Ellis, 3/31/10, Term Loan C, 3/31/10......               2,114,438
                                                                                       ----------

                    TELECOMMUNICATIONS (WIRELESS) - 2.1%
    2,000,000       American Tower Corp., Term Loan B, 8/31/11...........               2,012,500
                    Nextel Communications, Inc.,
    1,500,000           Term Loan A, 12/31/07............................               1,492,633
    3,500,000           Term Loan E, 12/15/10............................               3,524,150
    2,000,000       Nextel Partners, Inc., Term Loan C, 5/31/11..........               2,014,376
                                                                                       ----------
                                                                                        9,043,659
                                                                                       ----------
See Notes to Financial Statements.

                                      F-3


PRINCIPAL                                                                              MARKET
VALUE               DESCRIPTION                                                        VALUE
---------           ------------------------------------------------------             ----------
SENIOR FLOATING RATE INTERESTS - CONTINUED

                    UTILITY (ELECTRIC) - 3.9%
   $1,500,000       Allegheny Energy Supply Company, LLC, Term Loan B,
                        3/08/11..........................................              $1,500,804
    2,500,000       Astoria Energy LLC, Term Loan, 4/16/12...............               2,509,375
    2,000,000       Centerpoint Energy, Inc., Term Loan, 10/07/06........               2,027,858
    1,000,000       Cogentrix Delaware Holdings, Inc., Term Loan, 2/25/09               1,003,333
    2,000,000       Mission Energy Holdings International, LLC, Term
                        Loan, 12/11/06...................................               2,010,626
    2,500,000       Reliant Resources, Inc., Term Loan A, 3/15/07........               2,459,375
    5,500,000       Saguaro Utility Group I Corp. (Unisource), Term Loan
                        DD, 3/25/11+.....................................               5,424,375
                                                                                      -----------
                                                                                       16,935,746
                                                                                      -----------

                    TOTAL SENIOR FLOATING RATE INTERESTS.................             107,327,031
                                                                                      -----------
                    (Cost $102,285,872)

REPURCHASE AGREEMENT - 100.2%
(Cost $439,000,000)

      $439,000,000      Agreement with Wachovia Capital Markets, LLC, 1.00%
                        dated 5/28/04, to be repurchased at $439,048,778 on
                        6/01/04, collateralized by $451,516,356 GNMA Bonds,
                        5.50% and 5.00% due 4/20/34 and 5/20/34

                        (Value $448,987,531).............................            $439,000,000
                                                                                     ------------
                    UNFUNDED LOAN COMMITMENTS - (1.3)%...................              (5,521,250)
                                                                                     ------------
                    TOTAL INVESTMENTS - 123.4%...........................             540,805,781
                    (Cost $541,285,872)*

                    PAYABLES FOR INVESTMENTS PURCHASED - (23.3)%.........            (102,285,872)

                    NET OTHER ASSETS AND LIABILITIES - (0.1)%............                (574,594)
                                                                                     ------------
                    NET ASSETS - 100.0%..................................            $437,945,315
                                                                                     ============
----------------------

+ Unfunded loan commitments. See footnote 2 for description.
* Aggregated costs for federal tax purposes.



See Notes to Financial Statements.

                       STATEMENT OF ASSETS AND LIABILITIES


          First Trust/Four Corners Senior Floating Rate Income Fund II
                                  May 31, 2004

ASSETS:

Investments, at value (See portfolio of investment) (a):

    Securities..................................................  $101,805,781
    Repurchase Agreement........................................   439,000,000
                                                                  ------------

Total investments...............................................   540,805,781
Cash............................................................       246,598
Interest receivable.............................................        48,790
                                                                  ------------

    Total Assets................................................   541,101,169
                                                                  ------------

LIABILITIES

Payable for investment securities purchased.....................   102,285,872
Offering costs payable..........................................       766,590
Investment advisory fee payable.................................        44,925
Payable to administrator........................................         3,336
Accrued expenses and other payables.............................        55,131
                                                                  ------------

    Total Liabilities...........................................   103,155,854
                                                                  ------------

NET ASSETS......................................................  $437,945,315
                                                                  ============


================================================================
(a) Investments, at cost........................................  $541,285,872
                                                                  ------------

NET ASSETS consist of:

Net unrealized depreciation of investments......................     $(408,091)
Par value.......................................................       230,052
Paid-in capital.................................................   438,195,354
                                                                  ------------

    Total Net Assets............................................  $437,945,315
                                                                  ============

NET ASSET VALUE, per Common Share (par value $0.01 per
      per Common Share).........................................        $19.04
                                                                  ============

Number of Common Shares outstanding.............................    23,005,236
                                                                  ============


See Notes fo Financial Statements.

                             STATEMENT OF OPERATIONS


          First Trust/Four Corners Senior Floating Rate Income Fund II
                       for the Period Ended May 31, 2004*

INVESTMENT INCOME:

Interest............................................................   $48,790
                                                                     ---------

    Total investment income.........................................    48,790
                                                                     ---------

EXPENSES:

Investment advisory fee.............................................    44,925
Trustees' fees and expenses.........................................    16,000
Printing fees.......................................................    12,500
Audit fees..........................................................    10,000
Legal fees..........................................................     6,250
Transfer agent fees.................................................     5,500
Administration fee..................................................     3,336
Custodian fees......................................................       950
Other...............................................................     3,931
                                                                     ---------

    Net expenses....................................................   103,392
                                                                     ---------

NET INVESTMENT LOSS.................................................   (54,602)
                                                                     ---------

NET UNREALIZED LOSS ON INVESTMENTS:
Net change in unrealized appreciations/(depreciation)
      of investments during the period..............................  (480,091)
                                                                     ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $(534,693)
                                                                     =========
--------------------
* The Fund's inception date was May 18, 2004.


See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS


          First Trust/Four Corners Senior Floating Rate Income Fund II
                       for the Period Ended May 31, 2004*

                                                                      PERIOD
                                                                       ENDED
                                                                     5/31/2004*

Net investment loss...............................................     $(54,602)
Net change in unrealized appreciation/(depreciation) of
      investments during the period...............................     (480,091)
                                                                   ------------
Net decrease in net assets resulting from operations..............     (534,693)

CAPITAL TRANSACTIONS:

Net proceeds from sale of 23,005,236 shares of Common Shares......  438,480,008
                                                                   ------------
Net increase in net assets........................................  437,945,315

NET ASSETS:

Beginning of period...............................................           --
                                                                   ------------

End of period..................................................... $437,945,315
                                                                   ============


--------------------
* The Fund's inception date was May 18, 2004.


See Notes to Financial Statements.

                             STATEMENT OF CASH FLOWS


          First Trust/Four Corners Senior Floating Rate Income Fund II
                       For the Period Ended May 31, 2004*

Cash flows from operating activities:                                           $(439,000,000)
                                                                                -------------
    Net purchases of short-term investments.............................

Cash used by operating activities.......................................                             $(439,000,000)

Cash flows from financing activities:

    Proceeds from shares sold...........................................          439,246,598
                                                                                -------------

Cash provided by financing activities...................................                               439,246,598
                                                                                                     -------------

    Increase in cash....................................................                                   246,598
    Cash at beginning of period.........................................                                        --
    Cash at end of period...............................................                                  $246,598
                                                                                                     =============

RECONCILIATION OF NET DECREASE IN NET ASSETS FROM OPERATIONS
    TO CASH USED BY OPERATING ACTIVITIES:

Net decrease in net assets resulting from operations....................                                 $(534,693)
    Increase in investments**...........................................        $(540,805,781)
    Increase in interest receivable.....................................              (48,790)
    Increase in payable for investments purchased.......................          102,285,872
    Increase in accrued expenses........................................              103,392
                                                                                -------------

Cash used by operating activities.......................................                             $(439,000,000)
                                                                                                     =============


--------------------

*  The Fund's inception date was May 18, 2004.

** Includes unrealized depreciation of $(480,091).


See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

          First Trust/Four Corners Senior Floating Rate Income Fund II
              For a Common Share outstanding throughout the period.


                                                                     PERIOD
                                                                      ENDED
                                                                    5/31/2004*

Net asset value, beginning of period..............................    $19.10
                                                                    --------

Income from investment operation:

Net investment loss...............................................     (0.00)#
Net unrealized loss on investments................................     (0.02)
                                                                    --------
Total from investment operations..................................     (0.02)
                                                                    --------
Common share offering cost charged to paid-in-capital.............     (0.04)
                                                                    --------
Net asset value, end of period....................................    $19.04
                                                                    ========
Market value, end of period.......................................    $20.01
                                                                    ========

Total return based on net asset value(a)+.........................     (0.31)%
                                                                    ========
Total return based on market value(b)+............................      0.05%
                                                                    ========

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000's)..............................  $437,945
Ratio of operation expenses to average net assets.................      1.44%**
Ratio of net investment loss to average net assets................     (0.76)%**
Portfolio turnover rate...........................................      0.00%

--------------------
*   The Fund's inception date was May 18, 2004.

**  Annualized

(a) Total return on net asset value is the combinationof reinvested dividend income and reinvestment capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in net asset value per share.

(b) Total return on market value is the combination of reinvested dividend income and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in stock price per share, all based on market price per share.

+ Total return is not annualized for periods less than one year and does not reflect sales load.

#   Amount represents less than $0.01 per share.


See Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS


          First Trust/Four Corners Senior Floating Rate Income Fund II
                                  May 31, 2004

1.       FUND DESCRIPTION

         First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

         The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

2.       SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         Portfolio Valuation:

         The net asset value ("NAV") of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio and other assets. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

         The Fund's investments are valued daily at market value, or in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect net asset value, First Trust Advisors L.P. ("First Trust") may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

         Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities trading on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in 60 days or less are valued at amortized cost.

         The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value as determined in good faith under procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

         Repurchase Agreement:

         The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

         Cash Flow Information:

         The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, and accretion/amortization of discount/premium recognized on investment securities.

         Securities Transactions and Investment Income:

         Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

         Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

         Unfunded Loan Commitments:

         The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments and Statement of Assets and Liabilities.

         Dividends and Distributions to Shareholders:

         The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and preferred shares, if any, issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

         Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the period ended May 31, 2004, resulting in book and tax accounting have been reclassified at year end to reflect an increase to accumulated net investment loss by $54,602 and a decrease to paid-in capital by $54,602. Net assets were not affected by this reclassification.

         As of May 31, 2004, the components of distributable earnings on a tax basis were as follows:

        Undistributed Ordinary Income..................    $       --
        Accumulated Net Capital Gains..................            --
        Unrealized Depreciation........................      (480,091)

         Income Taxes:

         The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

         Expenses:

         The Fund will pay all expenses directly related to its operations.

         Common Share Organizational and Offering Costs:

         Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include incorporation fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial seed capital statement, among other fees. Offering costs consist of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of initial prospectus, among other fees. First Trust and Four Corners Capital Management, LLC ("Four Corners") have paid all organizational expenses and all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. The Fund's share of Common Share offering costs, $920,000, were recorded as a reduction of the proceeds from the sale of Common Shares.

3.       INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

         First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For its investment advisory services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets, the average daily gross asset value of the Fund minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities.

         Four Corners serves as the Fund's sub-adviser and manages the Fund's portfolio subject to First Trust's supervision. Four Corners receives a portfolio management fee of 0.38% of Managed Assets that is paid monthly by First Trust out of the First Trust management fee.

         PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

         No officer or employee of First Trust received any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not an officer or employee of First Trust or any of their affiliates $10,000 per annum plus $1,000 per regularly scheduled meeting attended, $500 per committee meeting attended and reimbursement for travel and out-of-pocket expenses.

4.       PURCHASES AND SALES OF SECURITIES

         Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period ended May 31, 2004, aggregated amounts were $102,285,872 and $0, respectively.

         As of May 31, 2004, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $3,126 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $483,217.

5.       COMMON STOCK

         As of May 31, 2004, 23,005,236 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

6.       PREFERRED SHARES OF BENEFICIAL INTEREST

         The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share (the "Preferred Shares"), in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. On May 31, 2004, no Preferred Shares had been issued; however, management intends to recommend that the Board of Trustees of the Fund approve an issuance of Preferred Shares at the July 26, 2004 meeting.

7.       SENIOR LOANS

         Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Senior Loans generally have maturities that range from five to eight years; however, the Fund estimates that refinancings and prepayments result in an average maturity of the Senior Loans held in its portfolio is generally between 18-36 months.

         Senior Loans in which the Fund invests generally pay interest at rates, which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

8.       REVOLVING SECURITIZATION FACILITY

Management of the Fund intends to recommend to the Board of Trustees at its July 26, 2004 meeting, that the Fund enter into a revolving securitization facility among the Fund and certain primary and secondary lenders, which would provide for a revolving credit facility to be used as leverage for the Fund. The credit facility would provide for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is expected to be up to $175,000,000. There are no borrowings outstanding under a revolving securitization facility as of May 31, 2004.

                                   APPENDIX A


                                    STATEMENT
               ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                       OF AUCTION MARKET PREFERRED SHARES


         First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), a Massachusetts business trust, certifies that:


         FIRST, pursuant to the authority expressly vested in the Board of the Fund by Article IV of the Fund's Declaration of Trust (which, as hereafter restated or amended from time to time, is together with this Statement herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of a class of Preferred Shares of beneficial interest, $.01 par value ("Preferred Shares"), classified as "Auction Market Preferred Shares" or "AMPS," with a liquidation preference of $25,000 per share;

         SECOND, the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the AMPS are as follows:


                                   DESIGNATION


         Series A AMPS: 2,000 Preferred Shares, liquidation preference $25,000 per share, are designated "Series A AMPS." The initial Rate Period for the Series A AMPS shall be the period from and including the Date of Original Issue thereof to but excluding __________, 2004. The Series A AMPS shall have an Applicable Rate for its initial Rate Period equal to ____% per annum and an initial Dividend Payment Date of __________, 2004 and shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to Preferred Shares of the Fund, as are set forth in Part I and Part II of this Statement. The Series A AMPS shall constitute a separate series of Preferred Shares of the Fund.

         Series B AMPS: 2,000 Preferred Shares, liquidation preference $25,000 per share, are designated "Series B AMPS." The initial Rate Period for the Series B AMPS shall be the period from and including the Date of Original Issue thereof to but excluding __________, 2004. The Series B AMPS shall have an Applicable Rate for its initial Rate Period equal to ____% per annum and an initial Dividend Payment Date of __________, 2004 and shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to Preferred Shares of the Fund, as are set forth in Part I and Part II of this Statement. The Series B AMPS shall constitute a separate series of Preferred Shares of the Fund.

         Subject to the provisions of Section 11(c) of Part I hereof, the Board of Trustees of the Fund may, in the future, authorize the issuance of additional series of AMPS with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the initial Rate Period, the initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Statement.


         As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 17 of Part I.


                  PART I: AUCTION MARKET PREFERRED STOCK TERMS

          1. Number of Shares; Ranking. (a) The initial number of authorized shares constituting the Series A AMPS is 2,000 shares. The initial number of authorized shares constituting the Series B AMPS is 2,000 shares. No fractional shares of AMPS shall be issued.

         (b) Shares of each Series, which at any time have been redeemed or purchased by the Fund shall, after redemption or purchase, have the status of authorized but unissued Preferred Shares.

         (c) Shares of each Series shall rank on a parity with shares of any other series of Preferred Shares (including any other AMPS) as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

         (d) No Holder of shares of any Series shall have, solely by reason of being a Holder, any preemptive right, or, unless otherwise determined by the Trustees other right to acquire, purchase or subscribe for any AMPS, Common Shares of the Fund or other securities of the Fund which it may hereafter issue or sell.

          2. Dividends. (a) The Holders of shares of each Series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of the Series issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

         (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of the Series, with respect to any Rate Period on the first Business Day following the last day of the Rate Period; provided, however, if the Rate Period is greater than 91 days then on a monthly basis on the first Business Day of each month within the Rate Period and on the Business Day following the last day of the Rate Period.

        (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day that falls prior to such day for payment of dividends.


       (iii) The Fund shall pay to the Paying Agent not later than 12:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for a Series, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Fund shall not be required to establish any reserves for the payment of dividends.


        (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, upon request and to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.


         (v) Each dividend on each Series shall be paid on the Dividend Payment Date therefor to the Holders of that Series as their names appear on the share ledger or share records of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

         (c) (i) The dividend rate on Outstanding shares of each Series during the period from and after the Date of Original Issue to and including the last day of the initial Rate Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Rate Period with respect to each Series thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if Sufficient Clearing Bids have not been made in an Auction (other than as a result of any Series being the subject of Submitted Hold Orders), then the dividend rate on the shares of that Series for any such Rate Period shall be the Maximum Rate (except
(i) during a Default Period when the dividend rate shall be the Default Rate (as set forth in Section 2(c) (ii) below) or (ii) after a Default Period and prior to the beginning of the next Rate Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period).

         If the Fund has declared a Special Rate Period and there are not Sufficient Clearing Bids, the dividend rate for the next rate period will be the same as during the current rate period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held for a period of more than three business days, the dividend rate for the subsequent Rate Period will be the same as the dividend rate for the current Rate Period.

        (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period. No Auction shall be held during a Default Period applicable to that Series.

       (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

        (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Rate Period (or in respect of dividends on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for the Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

         (d) Any dividend payment made on shares of any Series shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Shares.

         (e) For so long as any AMPS are Outstanding, except as contemplated by
Part I of this Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the AMPS as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the AMPS as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) full cumulative and unpaid dividends on the AMPS due on or prior to the date of the transaction have been declared and paid in full and (iii) the Fund has redeemed the full number of shares of Preferred Stock required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii) of this Statement.


         (f) For so long as any AMPS are Outstanding, except as set forth in the next sentence, the Fund will not declare, pay or set apart for payment any dividend on any series of stock of the Fund ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on each Series through their most recent Dividend Payment Date. When dividends are not paid in full upon the AMPS through their most recent Dividend Payment Dates or upon any other series of stock ranking on a parity as to the payment of dividends with AMPS through their most recent respective Dividend Payment Dates, all dividends declared upon the AMPS and any other such series of stock ranking on a parity as to the payment of dividends with the AMPS will be declared pro rata so that the amount of dividends declared per share on the AMPS and such other series of preferred stock ranking on a parity therewith will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other series of preferred stock ranking on a parity therewith bear to each other.

          3. Redemption. (a) (i) After the initial Rate Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor shares of any Series herein designated as
(A) having a Rate Period of one year or less, on the Business Day after the last day of such Rate Period by delivering a notice of redemption to the Auction Agent not less than 15 calendar days and not more than 40 calendar days prior to the date fixed for such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or (B) having a Rate Period of more than one year, on any Business Day prior to the end of the relevant Rate Period by delivering a notice of redemption to the Auction Agent not less than 15 calendar days and not more than 40 calendar days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Rate Period as set forth in Section 4 of this Statement; provided, however, that during a Rate Period of more than one year, no shares of the Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Rate Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of each Series by reason of the redemption of each Series on such date fixed for the redemption and (b) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this
Section 3 shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.

        (ii) If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following such Valuation Date in the case of a failure to maintain the Preferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Preferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the AMPS will be subject to mandatory redemption out of funds legally available therefor. The number of AMPS to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, or sufficient to satisfy 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all AMPS then Outstanding will be redeemed), and (B) the maximum number of AMPS that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph
(a)(iii) of this Section 3.

       (iii) In determining the AMPS required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Fund shall allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Holders of AMPS in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 30 days after the Fund last satisfied the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of AMPS which would be required to be redeemed by the Fund under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those AMPS, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to Section 3(b) to record owners of the AMPS to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified number of

AMPS with respect to a redemption required under subparagraph (a)(ii) of this
Section 3, by 1:00 p.m., New York City time, on the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding AMPS are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

         (b) In the event of a redemption pursuant to Section 3(a), the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to subparagraph
(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of shares of a Series called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of a Series at their addresses appearing on the share records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of a Series to be redeemed,
(iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

         (c) Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(f), no preferred stock, including the AMPS may be redeemed unless all dividends in arrears on the Outstanding AMPS and all shares of beneficial interest of the Fund ranking on a parity with the AMPS with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding AMPS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding AMPS.

         (d) Upon the deposit of funds on the date fixed for redemption sufficient to redeem shares of any Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this
Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holder of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. Upon written request, the Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of any Series called for redemption on such date and
(ii) such other amounts, if any, to which Holders of shares of any Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund upon its written request, after which time the Holders of shares of any Series so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled.

         (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of any Series for which a Notice of Redemption has been given, dividends may be declared and paid on any Series and shall include those shares of any Series for which Notice of Redemption has been given but for which deposit of funds has not been made.

         (f) All moneys paid to the Paying Agent for payment of the redemption price of any Series called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of shares so to be redeemed.

         (g) So long as any shares of any Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

         (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any shares of each Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of each Series for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any Series are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

         (i) In the case of any redemption pursuant to this Section 3, only whole shares of each Series shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Trustees may authorize, create or issue any class or series of shares of beneficial interest, including other series of AMPS, ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, to the extent permitted by the 1940 Act, as amended, if, upon issuance, the net proceeds from the sale of such stock (or such portion thereof needed to redeem or repurchase the Outstanding AMPS) are deposited with the Paying Agent in accordance with Section 3(d) of Part I of this Statement, a Notice of Redemption as contemplated by Section 3(b) of Part I of this Statement has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding AMPS.

          4. Designation of Rate Period. (a) The initial Rate Period for each series is as set forth under "Designation" above. The Fund will designate the duration of subsequent Rate Periods of each series; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, AMPS shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period,
(iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, (v) in the case of the designation of a Special Rate Period, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any successor Broker-Dealer designated by the Fund, shall have notified the Fund in writing that it does not object to the designation of such Special Rate Period and (vi) each Rating Agency will have confirmed in writing to the Fund that such designation will not adversely affect their respective then-current ratings of the AMPS.

         (b) If the Fund proposes to designate any Special Rate Period, not fewer than seven (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                   (i) a notice stating (A) that the Fund has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                  (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.

         If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this
Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

          5. Restrictions on Transfer. Shares of each Series may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of any Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of each Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

          6. Voting Rights. (a) Except as otherwise provided in the Declaration, herein or as otherwise required by applicable law, (i) each Holder of shares of any Series shall be entitled to one vote for each share of each Series held on each matter submitted to a vote of shareholders of the Fund, and (ii) the

Holders of Outstanding Preferred Shares, including the AMPS, and Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of Outstanding Preferred Shares, including the AMPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund, each Preferred Share, including each of the AMPS, entitling the holder thereof to one vote. The identity of the nominees of such Trustees may be fixed by the Board of Trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding Common Shares and Preferred Shares, including the AMPS, voting together as a single class, shall elect the balance of the Trustees.

         (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares, including the AMPS, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the
Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:


                   (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

                  (ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund.


         Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Shares, including the AMPS, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

         (c) As soon as practicable after the accrual of any right of the Holders of Preferred Shares, including each Series, to elect additional Trustees as described in paragraph (b) of this Section 6, the Fund shall notify the Auction Agent, and the Auction Agent shall instruct the Trustee to call a special meeting of such holders, and mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if a special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares, including the AMPS, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of Trustees prescribed in paragraph (b) of this
Section 6 on a one-vote-per-share basis.

         (d) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of holders of the AMPS and holders of other Preferred Shares to elect Trustees shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Trustees elected by such holders and the remaining incumbent Trustees, shall constitute the duly elected Trustees of the Fund.

         (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the AMPS and holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of such holders to elect additional Trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

         (f) So long as any of the shares of Preferred Shares, including the AMPS, are Outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the Outstanding Preferred Shares determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below; (ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of shares of beneficial interest ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, including the AMPS, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares, including other series of AMPS or additional shares of existing series of AMPS, ranking on a parity with the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional AMPS, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act Preferred Shares Asset Coverage and Preferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

         (g) The affirmative vote of the holders of a majority of the Outstanding Preferred Shares, including the AMPS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For the purposes of the foregoing, a "majority of the Outstanding Preferred Shares" means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of holders of shares of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Series of AMPS), S&P (if S&P is then rating the Series of AMPS) and any Other Rating Agency which is then rating the Series of AMPS and which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's, S&P and any such Other Rating Agency, as applicable, of the results of such vote.

         (h) The affirmative vote of the holders of a majority of the Outstanding shares of any series of Preferred Shares, including the AMPS, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For the purposes of the foregoing, a "majority of the Outstanding Preferred Shares" means (i) 67% or more such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares, if any, necessary to authorize the action in question.

         (i) The Board of Trustees without the vote or consent of any holder of Preferred Shares, including the AMPS, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of any Series of AMPS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from S&P (such confirmation being required to be obtained only in the event S&P is rating the Series of AMPS and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value and Receivables for Obligations Sold as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by S&P, as the case may be, to the Series of AMPS:

   Deposit Securities                 Preferred Shares Basic Maintenance Amount

   Discounted Value                   Preferred Shares Basic Maintenance Report

   Escrowed Bonds                     Receivables for Obligations Sold

   Market Value                       S&P Eligible Assets

   S&P Discount Factor                S&P Volatility Factor

   S&P Exposure Period                Valuation Date

   Asset Coverage Cure Date           Volatility Factor

   1940 Act Preferred Shares Asset Coverage

         In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including the AMPS, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

         (j) Unless otherwise required by law, Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of AMPS shall have no rights to cumulative voting. If the Fund fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this Section 6.

         (k) The foregoing voting provisions will not apply with respect to the AMPS if, at or prior to the time when a vote is required, such shares have been
(i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

          7. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of Preferred Stock, including each Series, then Outstanding, together with holders of shares of any class of shares ranking on a parity with each Series upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Fund (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Fund an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the AMPS shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.

         (b) If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the AMPS, shall be insufficient to permit the payment in full to holders of the amounts to which they are entitled, then the available assets shall be distributed among the holders of all outstanding Preferred Shares, including the AMPS, ratably in any distribution of assets according to the respective amounts which would be payable on all the shares if all amounts thereon were paid in full.

         (c) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of the AMPS of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to the AMPS upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to the AMPS upon dissolution, liquidation or winding up.


         (d) A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

         (e) After the payment to the holders of Preferred Shares, including AMPS, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including AMPS, as such shall have no right or claim to any of the remaining assets of the Fund.

         (f) If the assets of the Fund or proceeds thereof available for distribution to the Holders of AMPS, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the AMPS unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

         (g) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the AMPS as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the AMPS shall not be entitled to share therein.

          8. Auction Agent. For so long as any AMPS are Outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are Outstanding, the Fund shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

          9. 1940 Act Preferred Shares Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any shares of the AMPS are Outstanding, asset coverage with respect to the AMPS which is equal to or greater than the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy if the Fund fails to do so.

         10. Preferred Shares Basic Maintenance Amount. So long as the AMPS are Outstanding and Moody's, S&P or any Other Rating Agency which so requires is then rating the shares of the AMPS, the Fund shall maintain, as of each Valuation Date, Moody's Eligible Assets (if Moody's is then rating the AMPS), S&P Eligible Assets (if S&P is then rating the AMPS) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         11. Additional Restrictions Applicable Only When AMPS are Rated by S&P and/or Moody's. Except as otherwise permitted by the then-current guidelines of S&P (if S&P is then rating the AMPS) and/or Moody's (if Moody's is then rating the AMPS), for so long as any AMPS are outstanding and S&P and/or Moody's are rating such shares, the Fund will not, unless it has received written confirmation from S&P and/or Moody's that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:


                   (a) buy or sell futures or write put or call options, except as permitted by S&P Hedging Transactions;

                   (b) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;


                   (c) issue additional AMPS or any class or series of shares ranking prior to or on a parity with AMPS with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Fund, or reissue any AMPS previously purchased or redeemed by the Fund;


                   (d) engage in any short sales of securities;

                   (e) lend securities;

                   (f) merge or consolidate into or with any other corporation;

                   (g) change the applicable Pricing Service; or

                   (h) enter into reverse repurchase agreements.


         For so long as AMPS are rated by Moody's: (A) the Fund will not engage in options transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Fund will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Fund shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; and (I) there shall be quarterly audit made of the Fund's options transactions by the Funds' independent accountants to confirm that the Fund is in compliance with these standards.

         For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of AMPS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value.

         12. Compliance Procedures for Asset Maintenance Tests. For so long as any AMPS are Outstanding and Moody's, S&P or any Other Rating Agency which so requires is then rating such shares:

                   (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified herein the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the Preferred Shares Basic Maintenance Amount, total price, NAV, and total return.

                   (b) Upon any failure to maintain the required Preferred Shares Basic Maintenance Amount or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Preferred Shares outside of an Auction or in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), subject to the fiduciary obligations of the Board of Trustees, to reattain (or certify in the case of a failure to file on a timely basis, as the case may be) the required Preferred Shares Basic Maintenance Amount or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

                   (c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Preferred Shares Asset Coverage tests shall be determined with reference to those Preferred Shares which are deemed to be Outstanding hereunder.

                   (d) The Fund shall deliver to Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and any Other Rating Agency which is then rating the AMPS and when so requires a certificate signed by the President, or Chief Financial Officer of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the Preferred Shares Basic Maintenance Amount, trade price, NAV, and total return (a "Preferred Shares Basic Maintenance Report"). Such Preferred Shares Basic Maintenance Report shall be delivered on or before the fifth Business Day following the Date of Original Issue and on or before the third Business Day after a valuation date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount. It shall also be delivered to S&P (if S&P is rating AMPS): (i) as of the last valuation date of each month; (ii) when the S&P Eligible Assets have a discounted value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount; (iii) upon any redemptions; and (iv) when requested by S&P. The Fund shall deliver the Preferred Shares Basic Maintenance Report to the Auction Agent as of the dates referenced in this Section 12(d) in the event action would be required to be taken, or may be taken, by the Auction Agent in connection therewith.

                   (e) The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and any Other Rating Agency which is then rating the AMPS and which so requires, a certificate with respect to the calculation of the 1940 Act Preferred Shares Asset Coverage and the value of the portfolio holdings of the Fund ("1940 Act Preferred Shares Asset Coverage Certificate")
         (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the fifth Business Day following the Date of Original Issue and in the case of clause (ii) on or before the third Business Day after a valuation on date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount. The certificates of (d) and (e) of this Section 12 may be combined into a single certificate.

                   (f) Within fifteen Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and any Other Rating Agency which is then rating the AMPS and which so requires, a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Report and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal year of the Fund on which a Preferred Shares Basic Maintenance Report is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and any Other Rating Agency which is then rating the AMPS and which so requires, an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such Preferred Shares Basic Maintenance Report and in any other Preferred Shares Basic Maintenance Report randomly selected by the Fund's independent accountants during such fiscal year. Within ten Business Days after the last Valuation Date of each fiscal year of the Fund on which a 1940 Act Preferred Shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and any Other Rating

         Agency which is then rating the AMPS and which so requires, an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act Preferred Shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Report and 1940 Act Preferred Shares Asset Coverage Certificate delivered pursuant to paragraph (d) or clause (ii)(B) of paragraph (e) of this Section 12, as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a yearly basis shall not be deemed to be a failure to maintain the Preferred Shares Basic Maintenance Amount on any prior Valuation Dates.

                   (g) The Accountant's Certificates referred to in paragraph
         (f) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount and 1940 Act Preferred Shares Asset Coverage Certificates, as the case may be, and (ii) that the Fund determined whether the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the Declaration.

                   (h) In the event that a Preferred Shares Basic Maintenance Report or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Fund shall be deemed to have failed to maintain the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b). If a Preferred Shares Basic Maintenance Report or 1940 Act Preferred Shares Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified herein, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.


        12A. Compliance Procedures for S&P. The Fund agrees to provide S&P with no less than 30 days' notification of: (i) any material changes to the Fund's organizational documents and material contracts, (ii) any Redemptions, or (iii) any failed Auctions. The Fund further agrees to provide to S&P an audited financial statement for its fiscal year.

         13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.


         14. Waiver. Holders of a majority of the Outstanding Preferred Shares, including the AMPS, acting collectively or voting separately from any other series, may by affirmative vote waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees. For the purposes of the foregoing, a "majority of the Outstanding Preferred Shares" means (i) 67% or more such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

         15. Termination. If no Preferred Shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement, shall terminate.

         16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares theretofore described thereon. All such additional shares shall be governed by the terms of this Statement, except as set forth in such amendment with respect to such additional shares. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any defect.


         17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:



                   (a) "Accountant's Certificate" has the meaning set forth in
Section 12(f) of this Part I.

                   (b) "Affiliate" means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.

                   (c) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                  (d) "Applicable Percentage" means the percentage determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) as follows:

                   Credit Ratings for Preferred Shares
                   -----------------------------------            Applicable
                    Moody's                    S&P                Percentage
                   ---------                ---------             ----------
                     "Aaa"                    "AAA"                  125%
                "Aa3" to "Aa1"            "AA-" to "AA+"             150%
                  "A3 to "A1"              "A-" to "A+"              200%
               "Baa3" to "Baa1"          "BBB-" to "BBB+"            250%
                "Ba1" and below          "BB+" and below             300%

                  In the case of a special rate period, the Applicable Percentage is determined on the day that a notice of a special rate period is delivered if the notice specifies a Maximum Rate for a special rate period. The Applicable Percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

                  The Applicable Percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for each series of AMPS. If neither Moody's nor S&P will make such a rating available, the Fund will select another Rating Agency to act as a substitute Rating Agency.

                   (e) "Applicable Rate" means, with respect to each Series for each Rate Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Rate Period if all the shares of a Series are the subject of Submitted Hold Orders for the Auction in respect thereof, 90% of the Reference Rate corresponding to that Series.

                   (f) "Applicable Spread" means the spread determined based on the credit rating assigned to the series of Preferred Shares on such date by Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) as follows:

                   Credit Ratings for Preferred Shares
                   -----------------------------------            Applicable
                    Moody's                    S&P                  Spread:
                   ---------                ---------             ----------
                      "Aaa"                   "AAA"                125 bps
                 "Aa3" to "Aa1"           "AA-" to "AA+"           150 bps
                  "A3" to "A1"             "A-" to "A+"            200 bps
                "Baa3" to "Baa1"         "BBB-" to "BBB+"          250 bps
                 "Ba1" and below         "BB+" and below           300 bps

                  In the case of a special rate period, the Applicable Spread is determined on the day that a notice of a special rate period is delivered if the notice specifies a Maximum Rate for a special rate period. The Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

                  The Applicable Spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for each series of AMPS. If neither Moody's nor S&P will make such a rating available, the Fund will select another Rating Agency to act as a substitute Rating Agency.


                   (g) "Asset Coverage Cure Date" has the meaning set forth in
         Section 3(a)(ii).

                   (h) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."


                   (i) "Auction Agent" means Deutsche Bank Trust Company Americas, unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

                   (j) "Auction Date" means the first Business Day next preceding the first day of a Rate Period.


                   (k) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

                  (l) "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan including term loans, the funded and unfunded portions of revolving credit lines or (b) any loan made by an investment bank, investment fund or other financial institution, denominated in U.S. dollars, provided that the loan under clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.


                   (m) "Beneficial Owner," with respect to AMPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the series.


                   (n) "Bid" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

                   (o) "Bidder" shall have the meaning specified in paragraph
         (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

                   (p) "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

                   (q) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                   (r) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which the Broker-Dealer agrees to follow the Auction Procedures.

                   (s) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

                   (t) "Code" means the Internal Revenue Code of 1986, as amended.



                   (u) "Commission" means the Securities and Exchange
         Commission.

                   (v) "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Fund.


                   (w) "Date of Original Issue" means, with respect to the AMPS, ____________, 2004.


                   (x) "Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

                   (y) "Default Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

                   (z) "Default Rate" means the Reference Rate multiplied by three (3).

                  (aa) "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least "AAA", "A-1", "A-2" or "SP-1" by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least "P-2" by Moody's.


                  (bb) "Discount Factor" means the S&P Discount Factor and Moody's Discount Factor.


                  (cc) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

                  (dd) "Dividend Default" has the meaning set forth in Section 2(c)(ii) of this Part I.


                  (ee) "Dividend Payment Date" with respect to the AMPS means any date on which dividends are payable pursuant to Section 2(b) of this Part I.

                  (gg) "Eligible Assets" means S&P's Eligible Assets or Moody's Eligible Assets and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the AMPS, whichever is applicable.

                  (hh) "Existing Holder," with respect to shares of a series of AMPS, means a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.


                  (ii) "Fitch" means Fitch Ratings and its successors at law.


                  (jj) "Holder" means, with respect to the AMPS, the registered holder of shares of each Series as the same appears on the share ledger or share records of the Fund.


                  (kk) "Hold Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.


                  (ll) "LIBOR" means the London Inter-Bank Offered Rate.

                  (mm) "LIBOR Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

                  (nn) "LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer will determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate will equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate will be deemed to be the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate will be LIBOR Rate as determined on the previous Auction Date. If the number of Rate Period days will be (i) seven or more but fewer than 21 days, such rate will be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate will be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate will be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate will be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate will be the four-month LIBOR rate;
         (vi) 140 or more but fewer than 168 days, such rate will be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate will be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate will be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate will be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate will be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate will be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate will be the eleven-month LIBOR rate; and
         (xiii) 343 or more but fewer than 365 days, such rate will be the twelve-month LIBOR rate.

                  (oo) "Liquidation Preference" means $25,000 per share of AMPS.

                  (pp) "London Business Day" means any day on which commercial banks are generally open for business in London.


                  (qq) "Mandatory Redemption Date" has the meaning set forth in
         Section 3(a)(iii) of this Part I.

                  (rr) "Mandatory Redemption Price" has the meaning set forth in
         Section 3(a)(iii) of this Part I.

                  (ss) "Market Value" of any asset shall include any interest accrued thereon and means the price of an Eligible Asset which is the price obtained from the Pricing Service. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

                      Readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.


                  (tt) "Maximum Rate," for shares of a series of AMPS on any Auction Date for shares of such series, will mean for any rate period, the greater of the Applicable Percentage of the Reference Rate or the

         Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.


                  (uu) "Moody's" means Moody's Investors Service, Inc. or its successors.

                  (vv) "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.


                   (i) Convertible securities: (including convertible preferred)

                           (a) Equity--the convertibles in this group would have a delta that ranges between 1-.8. For investment grade bonds the discount factor would be 195% and for below investment grade securities the discount factor would be 229%.

                           (b) Total Return--the convertibles in this group would have a delta that ranges between .8-.4. For investment grade bonds the discount factor would be 192% and for below investment grade securities the discount factor would be 226%.

                           (c) Yield Alternative--the convertibles in this group would have a delta that ranges between .4-0. For this category the discount factors used are based on Moody's rating for corporate debt securities table.

         Any unrated convertible bonds would receive a discount factor of 250%.


         Upon conversion to common stock, the Discount Factors applicable to common stock will apply:

                    COMMON STOCKS       UTILITY       INDUSTRIAL      FINANCIAL
                     Seven week          170%            264%           241%
                   exposure period

                  (ii) Corporate debt securities (non-convertible): The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.


                             MOODY'S RATING CATEGORY

TERM TO MATURITY OF                                                                                      BELOW "B" AND
CORPORATE DEBT SECURITY                             "AAA"    "AA"    "A"      "BAA"    "BA"    "B"       UNRATED (1)
1 year or less....................................  109%     112%    115%     118%     137%    150%      250%
2 years or less (but longer than 1 year)..........  115      118     122      125      146     160       250

                                      A-28

3 years or less (but longer than 2 years).........  120      123     127      131      153     168       250
4 years or less (but longer than 3 years).........  126      129     133      138      161     176       250
5 years or less (but longer than 4 years).........  132      135     139      144      168     185       250
7 years or less (but longer than 5 years).........  139      143     147      152      179     197       250
10 years or less (but longer than 7 years)........  145      150     155      160      189     208       250
15 years or less (but longer than 10 years).......  150      155     160      165      196     216       250
20 years or less (but longer than 15 years).......  150      155     160      165      196     228       250
30 years or less (but longer than 20 years).......  150      155     160      165      196     229       250
Greater than 30 years.............................  165      173     181      189      205     240       250
________________

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for applicable Fund assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below "B" by Moody's and, unrated fixed-income and convertible securities (which are securities that are not rated by any of Moody's, S&P or Fitch) are limited to 10% of Moody's Eligible Assets for purposes of calculations related to the Preferred Shares Basic Maintenance Amount. If a corporate debt security is not rated by any of Moody's, S&P or Fitch, the Fund will use the applicable percentage set forth under the column entitled "Below "B" and Unrated" in the table above. Ratings assigned by S&P and/or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the ratings by S&P and/or Fitch do not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

                      The Moody's Discount Factors presented in the immediately
                  preceding table will also apply to Moody's Eligible Assets that are FHLB, FNMA and FFCB Debentures and to rated TRACERs and TRAINs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER or TRAIN, provided that (i) the Moody's Discount Factor for any TRAIN or TRACER rated by Moody's will be the percentage determined, based on the Moody's rating of the TRAIN or TRACER, in accordance with the table set forth above and (ii) the Moody's Discount Factors determined from the table shall be multiplied by a factor of 120% for purposes of calculating the Discounted Value of TRAINs. The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros. The Fund will consult with Moody's to determine incremental discount factors for non-U.S. dollar and non-euro denominated bonds.

                      (iii) Preferred stock (other than convertible preferred
                  stock, which is subject to paragraph (i) above): The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 155%; (B) for preferred stocks of industrial and financial issuers, 209%; and (C) for auction rate preferred stocks, 350%.

                      (iv) Short-term instruments: The Moody's Discount Factor
                  applied to short-term portfolio securities, including without limitation short-term corporate debt securities, Short Term Money Market Instruments and short-term municipal debt

                                      A-29

                  obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period, or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least "A-1+"/"AA" or "SP-1+"/"AA" by S&P or Fitch and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

                      (v) U.S. Government Securities and U.S. Treasury Strips:
                  The percentage determined by reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                               U.S. GOVERNMENT     U.S. TREASURY
                                                 SECURITIES           STRIPS
                                                  DISCOUNT           DISCOUNT
REMAINING TERM TO MATURITY                         FACTOR             FACTOR
1 year or less...................................   109%               112%
2 years or less (but longer than 1 year).........   115                118
3 years or less (but longer than 2 years)........   120                123
4 years or less (but longer than 3 years)........   126                129
5 years or less (but longer than 4 years)........   132                135
7 years or less (but longer than 5 years)........   139                143
10 years or less (but longer than 7 years).......   145                150
15 years or less (but longer than 10 years)......   150                155
20 years or less (but longer than 15 years)......   150                155
30 years or less (but longer than 20 years)......   150                155

                      (vi) Rule 144A Securities: The Moody's Discount Factor
                  applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

                      (vii) Bank Loans: The Moody's Discount Factor applied to
                  senior Bank Loans ("Senior Loans") shall be the percentage specified in accordance with the table set forth below (or such lower percentage as Moody's may approve in writing from time to time):

                                     MOODY'S RATING CATEGORY

                                       "Baa"                 "Caa" AND BELOW
                                        AND               (INCLUDING DISTRESSED
TYPE OF LOAN              "Aaa"-"A"    "Ba"(1)    "B"(1)    AND UNRATED)(1)
------------              ---------    -------    ------  ---------------------
Senior Loans greater
  than $250 mm              118%        136%       149%         250%
Non-Senior Loans
  greater than $250 mm      128%        146%       159%         260%

                                      A-30

Loans less than
  $250 mm                   138%        156%       169%         270%
 ________________
(1) If a Senior Loan is not rated by any of Moody's, S&P or Fitch, the Fund will use the applicable percentage set forth under the column entitled "'Caa' and below (including distressed and unrated)" in the table above. Ratings assigned by S&P and/or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of securities for which the ratings by S&P and/or Fitch do not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings; provided however, that, in a situation where a security is rated "B" (or equivalent) by a given Rating Agency and rated "Caa" (or equivalent) by another Rating Agency, the Fund will use the applicable percentage set forth under the column entitled "B" in the table above.

                      (viii) Asset-backed and mortgage-backed securities: The
                  Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.


                                                       CASH FLOW      CASH FLOW
     REMAINING TERM TO MATURITY                        RETAINED       EXCLUDED
     --------------------------                        ---------      ---------
     3 years or less                                   133%           141%
     7 years or less (but longer than 3 years)         142            151
     10 years or less (but longer than 7 years)        158            168
     20 years or less (but longer than 10 years)       185            174

                      The Moody's Discount Factor applied to residential
                  mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.


        COUPON                CASH FLOW RETAINED             CASH FLOW EXCLUDED
        ------                ------------------             ------------------
        5%                          166%                             173%
        6                           162                              169
        7                           158                              165
        8                           154                              161
        9                           151                              157
        10                          148                              154
        11                          144                              154
        12                          142                              151
        13                          139                              148
        adjustable                  165                              172

                      The Moody's Discount Factor applied to fixed-rate
                  pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by

                                      A-31

                  reference to the table in the following paragraph (relating to whole loans).

                      The Moody's Discount Factor applied to whole loans shall
                  be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

COUPON                    CASH FLOW RETAINED               CASH FLOW EXCLUDED
------                    ------------------               ------------------
  5%                             172%                             179%
  6                              167                              174
  7                              163                              170
  8                              159                              165
  9                              155                              161
 10                              151                              158
 11                              148                              157
 12                              145                              154
 13                              142                              151
 adjustable                      170                              177


                      (ix) Municipal debt obligations: The Moody's Discount
                  Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below (provided that, except as provided in the following table, any municipal obligation:

        EXPOSURE PERIOD              "AAA"    "AA"     "A"      "BAA"     OTHER     "(V)MIG-1"(1)  "SP-1+"(2)  UNRATED(3)

        7 weeks                      151%     159%     166%     173%      187%      136%           148%        225%

        8 weeks or less but
        greater than seven weeks     154      161      168      176       190       137            149         231

        9 weeks or less but
        greater than eight weeks     158      163      170      177       192       138            150         240
________________

(1) Municipal debt obligations not rated by Moody's but rated equivalent to "MIG-1", "(V)MIG-1" or "P-1" by S&P and Fitch that have a maturity less than or equal to 49 days.

(2) Municipal debt obligations not rated by Moody's but rated equivalent to "MIG-1", "(V)MIG-1" or "P-1" by S&P and Fitch that have a maturity greater than 49 days.

(3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's or municipal issuer's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's securities rated below "B" by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a municipal debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Other" in the Municipal Debt Table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value (e.g., treating a rating of "AAA" by S&P or Fitch as "Aaa" for purposes of the table above and a rating of "AA" by S&P or Fitch as "Aa" for purposes of the table above. However, adjustments to face value may be made to particular categories of credits for which the ratings by S&P and/or Fitch Rating do not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

                      (x) Structured Notes: The Moody's Discount Factor applied
                  to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (ii) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (ii); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (v) under this definition.

                      The Moody's Discount Factor for any Moody's Eligible Asset
                  other than the securities set forth above will be the percentage provided in writing by Moody's. Additionally, in order to merit consideration as a Moody's Eligible Asset, securities should be issued by entities which: (a) have not filed for bankruptcy within the past three years, (b) are current on all principal and interest in their fixed income obligations, (c) are current on all preferred stock dividends, and (d) possess a current, unqualified auditor's report without qualified, explanatory language.

                                      A-33


                  (ww) "Moody's Eligible Assets" means:

                      (i) Cash (including interest and dividends due on assets
                  rated (A) "Baa3" or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) "A2" or higher if the payment date is within thirty days of the Valuation Date, and (C) "A1" or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least "Baa3" or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least "P-1";

                      (ii) Short-Term Money Market Instruments so long as (A)
                  such securities are rated at least "P-1", (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least "A2", or (C) in all other cases, the supporting entity (1) is rated "A2" and the security matures within one month, (2) is rated "A1" and the security matures within three months or (3) is rated at least "Aa3" and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P or Fitch and not rated by Moody's) need not meet any otherwise applicable rating criteria of S&P or Fitch;

                      (iii) U.S. Government Securities and U.S. Treasury Strips;

                      (iv) Rule 144A Securities;

                      (v) Senior Loans and other Bank Loans approved by Moody's;

                      (vi) Corporate debt securities (including convertible and
                  convertible preferred) if (A) such securities are rated "Caa" or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's, S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least "B3" by Moody's and the discount factor will be 250%;
                  (D) for debt securities rated "Ba1" and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

                                      A-34


                      Notwithstanding the foregoing limitations, (x) corporate
                  debt securities not rated at least "Caa" by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by none of Moody's, S&P, or Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.



                      (vii) Preferred stocks if (A) dividends on such preferred
                  stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of "Baa1" or higher or a preferred stock rating from Moody's of "Baa3" or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of "A1" (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible); provided, however, that convertible preferred stock shall be treated as convertible securities in accordance with paragraph (vi) above. In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

                      (viii) Asset-backed and mortgage-backed securities:

                               (A) Asset-backed securities if (1) such
                           securities are rated at least "Aa3" by Moody's or at least "AA" by S&P or Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities

                                      A-35

                           outstanding at the time of purchase of the securities by the Fund and (3) the expected average life of the securities is not greater than 4 years;

                               (B) Collateralized mortgage obligations ("CMOs"),
                           including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Fund (1) has been rated "Aaa" by Moody's or "AAA" by S&P or Fitch, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

                               (C) Planned amortization class bonds ("PACs") and
                           targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and
                           (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

                               (D) Consolidated senior debt obligations of
                           Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated "Aaa" by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

                               (E) Mortgage pass-throughs rated at least "Aa" by
                           Moody's and pass-throughs issued prior to 1987 (if rated "AA" by S&P or Fitch and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC - Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

                               (F) Private-placement mortgage pass-throughs
                           provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties,

                                      A-36

                           (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated "Aa" or better by Moody's; and

                               (G) Whole loans (e.g., direct investments in
                           mortgages) provided that (1) at least 65% of such loans (a) have seasoning of no less than six months,
                           (b) are secured by single-family detached residences,
                           (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage,
                           (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1),
                           (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and that the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least "Baa3" by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"),
                           (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between .15% and .25% for either cost-of-funds index and between .175% and .325% for Treasuries, (c) the maximum yearly interest

                                      A-37

                           rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; and (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

                      (ix) Any municipal debt obligation that (A) pays interest
                  in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below "A" by Moody's, in which case the minimum issue size is $10,000,000;

                      (x) Structured Notes, rated TRACERs and TRAINs;

                      (xi) Financial contracts, as such term is defined in
                  Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS; and

                      (xii) Common stock, preferred stock or any debt security
                  of REITs or real estate companies.

                      In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible
                  Assets:


                  MAXIMUM               MAXIMUM                MINIMUM
                  SINGLE                SINGLE                 ISSUE SIZE
RATINGS(1)        ISSUER(2,3)           INDUSTRY(3,4)          ($ IN MILLION)(5)
----------        -----------           -------------          -----------------
"Aaa"             100%                  100%                   $100
"Aa"               20                    60                     100
"A"                10                    40                     100
"Baa"               6                    20                     100
"Ba"                4                    12                      50(6)
"B1"-"B2"           3                     8                      50(6)
"B3" or below       2                     8                      50(6)
_________________
(1) Refers to the preferred stock and senior debt rating of the portfolio holding.
(2) Companies subject to common ownership of 25% or more are considered as one issuer.
(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.
(4) Industries are determined according to Moody's Industry Classifications, as defined herein.
(5) Except for preferred stock, which has a minimum issue size of $50 million.
(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

                                      A-38



                      Where the Fund sells an asset and agrees to repurchase
                  such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least "A2" by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

                      Notwithstanding the foregoing, an asset will not be
                  considered a Moody's Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Fund in connection with an outstanding derivative transaction.


                  (xx) "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications:

                             1. Aerospace and Defense: Major Contractor,
                  Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

                             2. Automobile: Automobile Equipment,
                  Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

                             3. Banking: Bank Holding, Savings and Loans,
                  Consumer Credit, Small Loan, Agency, Factoring, Receivables

                             4. Beverage, Food and Tobacco: Beer and Ale,
                  Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

                                      A-39


                             5. Buildings and Real Estate: Brick, Cement,
                  Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

                             6. Chemicals, Plastics and Rubber: Chemicals
                  (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

                             7. Containers, Packaging and Glass: Glass,
                  Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

                             8. Personal and Non-Durable Consumer Products
                  (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

                             9. Diversified/Conglomerate Manufacturing

                            10. Diversified/Conglomerate Service

                            11. Diversified Natural Resources, Precious Metals
                  and Minerals: Fabricating, Distribution, Mining and Sales

                            12. Ecological: Pollution Control, Waste Removal,
                  Waste Treatment and Waste Disposal

                            13. Electronics: Computer Hardware, Electric
                  Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVS, Tape Machines, Speakers, Printers, Drivers, Technology

                            14. Finance: Investment Brokerage, Leasing,
                  Syndication, Securities

                            15. Farming and Agriculture: Livestock, Grains,
                  Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

                            16. Grocery: Grocery Stores, Convenience Food Stores

                            17. Healthcare, Education and Childcare: Ethical
                  Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

                            18. Home and Office Furnishings, Housewares, and
                  Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

                            19. Hotels, Motels, Inns and Gaming

                                      A-40


                            20. Insurance: Life, Property and Casualty, Broker,
                  Agent, Surety

                            21. Leisure, Amusement, Entertainment: Boating,
                  Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing

                            22. Machinery (Non-Agriculture, Non-Construction,
                  Non-Electronic): Industrial, Machine Tools, Steam Generators

                            23. Mining, Steel, Iron and Non-Precious Metals:
                  Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

                            24. Oil and Gas: Crude Producer, Retailer, Well
                  Supply, Service and Drilling


                            25. Personal, Food and Miscellaneous Services


                            26. Printing and Publishing: Graphic Arts, Paper,
                  Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks

                            27. Cargo Transport: Rail, Shipping, Railroads,
                  Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport


                            28. Retail Stores

                            29. Telecommunications

                            30. Textiles and Leather

                            31. Personal Transportation

                            32. Utilities

                            33. Broadcasting and Entertainment


                  (yy) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.


                  (zz) "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are

                                      A-41

         stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

                 (aaa) "1940 Act Preferred Shares Asset Coverage Certificate" means the certificate required to be delivered by the Fund pursuant to
         Section 12(e) of this Part I.

                 (bbb) "Notice of Redemption" means any notice with respect to the redemption of AMPS pursuant to Section 3.


                 (ccc)  "Order" shall have the meaning specified in paragraph
         (a)  of Section 1 of Part II of this Statement.


                 (ddd) "Other Rating Agency" means any rating agency other than S&P or Moody's then providing a rating for the AMPS pursuant to the request of the Fund.

                 (eee) "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of AMPS.

                 (fff) "Outstanding" or "outstanding" means, as of any date, AMPS theretofore issued by the Fund except, without duplication, (i) any AMPS theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such AMPS and (ii) any AMPS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the AMPS to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding;
         (B) in connection with any Auction, any AMPS as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, AMPS held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

                 (ggg) "Paying Agent" means Deutsche Bank Trust Company Americas, unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent.


                 (hhh) "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

                                      A-42


                 (iii) "Person" or "person" means and includes an individual, a partnership, a trust, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                 (jjj) "Potential Beneficial Owner," with respect to shares of a series of AMPS, means a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.


                 (kkk) "Preferred Shares" means the preferred shares of beneficial interest, par value $.01 per share, including the AMPS, of the Fund from time to time.

                 (lll) "Preferred Shares Basic Maintenance Amount" as of any Valuation Date, means the dollar amount equal to the sum of

                           (i) (A) the product of the number of AMPS Outstanding on such date multiplied by $25,000, plus any redemption premium applicable to the AMPS then subject to redemption;

                           (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates to (but not including) the first respective Dividend Payment dates for the AMPS Outstanding that follow such Valuation Date;

                           (C) the aggregate amount of cash dividends that would accumulate on the AMPS Outstanding from such first respective Dividend Payment Date therefor through the 30th day after such Valuation Date, at the Maximum Rate for a 28-Day Rate Period to commence on such Dividend Payment Date, multiplied by the Volatility Factor;

                           (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date;

                           (E) the amount of any indebtedness or obligations of the Fund senior in right of payment to the AMPS; and

                           (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less

                           (ii) either (A) the Discounted Value of any of the Fund's assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem AMPS subject to redemption or to satisfy any of (i)(B) through (i)(F).

                                      A-43


                 (mmm) "Preferred Shares Basic Maintenance Report" has the meaning set forth in Section 12(d) of this Part I.

                 (nnn) "Pricing Service" means Loan Pricing Corporation or any other pricing service designated by the Board of Trustees of the Fund and approved in writing by S&P or Moody's, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

                 (ooo) "Rate Period" means, with respect to the AMPS, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Rate Period for such series and ending on the day established for such series by the Fund.

                 (ppp) "Rating Agency" means S&P and Moody's as long as such rating agency is then rating the AMPS.


                 (qqq) "Redemption Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

                 (rrr) "Redemption Price" has the meaning set forth in Section 3(a)(i) of this Part I.


                 (sss) "Reference Rate" means the applicable LIBOR Rate (for a Rate Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Rate Period of 365 days or more).


                 (ttt) "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

                 (uuu) "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successors.

                 (vvv) "S&P Discount Factor" means:

                                                                                                          25 B-d
Type of S&P Eligible Asset                                                                            "AAA" Rating
--------------------------                                                                            ------------
Public Equity Common Stocks......................................................................        170.97%
DRD Eligible Preferred Stock with a senior or preferred stock rating of at least "BBB"...........        245.00%
Non-DRD Eligible Preferred Stock with a senior or preferred stock rating of at least "BBB".......        164.00%
DRD Eligible Preferred Stock with a senior or preferred stock rating below "BBB".................        250.78%
Non-DRD Eligible Preferred Stock with a senior or preferred stock rating below "BBB-"............        169.68%
Un-rated DRD Eligible Preferred Stock............................................................        255.78%
Un-rated Non-DRD Eligible Preferred Stock........................................................        174.68%
Convertible bonds rated "AAA" to "AAA-"..........................................................        150.90%
Convertible bonds rated "AA+" to "AA-"...........................................................        157.58%

                                      A-44

Convertible bonds rated "A+" to "A-".............................................................        164.25%
Convertible bonds rated "BBB+" to "BBB-".........................................................        170.92%
Convertible bonds rated "BB+" to "BB-"...........................................................        177.60%
Convertible bonds rated "B+" to "B"..............................................................        184.27%
Convertible bonds rated "B-".....................................................................        184.27%
Convertible bonds rated "CCC+"...................................................................        190.94%
Convertible bonds rated "CCC"....................................................................           205%
U.S. Short-Term Money Market Investments with maturities of 180 days or less.....................         104.5%
U.S. Short-Term Money Market Investments with maturities of between 181 and 360 days.............         114.2%
U.S. Government Obligations (52 week Treasury Bills).............................................        102.23%
U.S. Government Obligations (Two-Year Treasury Notes)............................................        104.23%
U.S. Government Obligations (Five-Year Treasury Notes)...........................................        110.27%
U.S. Government Obligations (Ten-Year Treasury Notes)............................................        117.23%
U.S. Government Obligations (Thirty-Year Treasury Bonds).........................................        130.38%
Agency Mortgage Collateral (Fixed 15-Year).......................................................         132.2%
Agency Mortgage Collateral (Fixed 30-Year).......................................................         134.9%
Agency Mortgage Collateral (ARM 1/1).............................................................         124.2%
Agency Mortgage Collateral (ARM 3/1).............................................................         124.7%
Agency Mortgage Collateral (ARM 5/1).............................................................         125.2%
Agency Mortgage Collateral (ARM 10/1)............................................................         125.4%
Bank Loans (S&P Loan Category A).................................................................        117.79%
Bank Loans (S&P Loan Category B).................................................................        125.47%
Bank Loans (S&P Loan Category C).................................................................        154.08%
Bank Loans (S&P Loan Category D).................................................................        178.25%
Corporate Bonds rated at least "AAA".............................................................           110%
Corporate Bonds rated at least "AA+".............................................................           111%
Corporate Bonds rated at least "AA"..............................................................           113%
Corporate Bonds rated at least "AA-".............................................................           115%
Corporate Bonds rated at least "A+"..............................................................           116%
Corporate Bonds rated at least "A"...............................................................           117%
Corporate Bonds rated at least "A-"..............................................................           118%
Corporate Bonds rated at least "BBB+"............................................................           120%
Corporate Bonds rated at least "BBB".............................................................           122%
Corporate Bonds rated at least "BBB-"............................................................           124%
Corporate Bonds rated at least "BB+".............................................................           129%
Corporate Bonds rated at least "BB"..............................................................           135%
Corporate Bonds rated at least "BB-".............................................................           142%
Corporate Bonds rated at least "B+"..............................................................           156%
Corporate Bonds rated at least "B"...............................................................           169%
Corporate Bonds rated at least "B-"..............................................................           184%
Corporate Bonds rated at least "CCC+"............................................................           202%
Corporate Bonds rated at least "CCC".............................................................           252%
Corporate Bonds rated at least "CCC-"............................................................           350%
Cash and Cash Equivalents........................................................................           100%
Municipal Bonds rated "AAA"......................................................................         143.4%
Municipal Bonds rated "AA".......................................................................         146.4%
Municipal Bonds rated "A"........................................................................         149.4%
Municipal Bonds rated "BBB"......................................................................         152.4%
Municipal Bonds rated "BB".......................................................................         175.1%
Municipal Bonds rated "B"........................................................................         195.1%
Municipal Bonds rated "CCC"......................................................................         215.1%
Unrated Municipal Bonds..........................................................................         220.0%
Common Stock of REITs and other real estate companies............................................        149.51%
Mortgage Pass-Through Certificates 15-yr.........................................................         134.2%
Mortgage Pass-Through Certificates 30-yr.........................................................         136.9%
Mortgage Pass-Through Certificates 1/1...........................................................         128.1%
Mortgage Pass-Through Certificates 3/1...........................................................         128.5%

                                      A-45

Mortgage Pass-Through Certificates 5/1...........................................................         129.0%
Mortgage Pass-Through Certificates 10/1..........................................................         129.3%
Conventional/FHA/VA Mortgages and Whole Loans 15-year............................................         136.4%
Conventional/FHA/VA Mortgages and Whole Loans 30-year............................................         139.1%
Conventional/FHA/VA Mortgages and Whole Loans 1/1................................................         132.3%
Conventional/FHA/VA Mortgages and Whole Loans 3/1................................................         133.5%
Conventional/FHA/VA Mortgages and Whole Loans 5/1................................................         133.3%
Conventional/FHA/VA Mortgages and Whole Loans 10/1...............................................         133.5%
Collateralized Mortgage Obligations (WAL less than 5-years)......................................           135%
Collateralized Mortgage Obligations (WAL more than 5-years and more than 10-years)...............           145%
FHA-Insured Multifamily Loans....................................................................           190%
ABS (Automobile loans and fixed-rate credit card receivables with WAL less than 5-years).........           130%
ABS (Automobile loans and fixed-rate credit card receivables with WAL more
than 5-yr and less than 10-years) ...............................................................           140%
ABS (Floating-rate credit cards) ................................................................         114.2%


         Notwithstanding the foregoing, the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated "A-1+" or "SP-1+" by S&P and mature or have a demand feature exercisable within 30 days or less, or 123% so long as such Municipal Obligations are rated "A-1" or "SP-1" by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to "A-1+" or "SP-1" by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least "A-l+" from S & P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to "BBB" or lower by another nationally recognized statistical rating organization, rated "BB+" or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the AMPS. For purposes of the foregoing, Anticipation Notes rated "SP-1+" or, if not rated by S&P, equivalent to "A-l+" or "SP-1+" by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.


         The S&P Discount Factor applied to cash, cash equivalents and demand deposits in an "A-l+" rated institution will be 100%. "A-1+" rated commercial paper, with maturities no greater then 30 calendar days and held instead of cash until maturity is valued at 100%. Securities with next-day maturities invested in "A-1+" rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

         The S&P Discount Factor for shares of unrated affiliated Money Market Funds used as "sweep" vehicles will be 110%. Money Market Funds rated "AAAm" will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated "AAAm" by S&P with effective next day maturities.

         Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.

         Receivables that are due in more than five business days of a valuation date qualify as a S&P's-eligible asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

         For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating category lower than the equivalent S&P rating.

                 (www) "S&P Eligible Assets" means:

                            (i)     Deposit Securities;

                           (ii) U.S. Government Obligations and U.S. Government
Agencies;

                          (iii) Corporate Indebtedness. Evidences of
                  indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions:

                                     (A) no more than 10% of the Other Debt may
                           be unrated;

                                     (B) the remaining term to maturity of such
                           Other Debt shall not exceed thirty (30) years;

                                     (C) and such Other Debt must provide for
                           periodic interest payments in cash over the life of the security;

                                     (D) the issuer of such evidences of
                           indebtedness files periodic financial statements with the Commission;

         provided, however, non-rated evidences of such indebtedness or issuers of Other Debt may not constitute more than 10% of the Fund's Other Debt;

                           (iv) Convertible Corporate Indebtedness. Evidences of
                  indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

                                     (A) such evidence of indebtedness is rated
                           at least "CCC" by S & P; and

                                     (B) if such evidence of indebtedness is
                           rated "BBB" or lower by S&P, the market
                           capitalization of the issuer of such evidence of indebtedness is at least $100 million;

                            (v) Agency Mortgage Collateral. Certificates
                  guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ("Agency Mortgage Collateral"). Agency Mortgage Collateral the following conditions apply:

                                     (A) For GNMA certificates backed by pools
                           of graduated payment mortgages, levels are 20 points above established levels;

                                     (B) Qualifying "large pool" FNMA
                           mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ("ARMs") programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

                                     (C) FNMA certificates backed by multifamily
                           ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

                                     (D) Multiclass REMICs issued by FNMA and
                           FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

                           (vi) Mortgage Pass-Through Certificates. Publicly
                  issued instruments maintaining at least a "AA-" ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

                          (vii) Mortgage-backed securities.

                                     (A) Mortgage Pass-through Certificates are
                           publicly issued instruments rated at least "AA-" by S&P. Pass-throughs backed by pools of convertible adjustable-rate mortgages (ARMs) are discounted at an additional five percentage points above the levels established for pass-throughs backed by fixed or nonconventional ARM pools.

                                     (B) Fixed-Rate and Adjustable-rate mortgage
                           collateral (conventional/FHA/VA and Whole Loans) Pool must consist of at least 100 loans each secured by single-family, one-unit, detached primary residence. 25% of the total pool may have an LTV greater than 80% but less than or equal to 90%. 10% may have an original LTV of no greater than 95%. Loans with LTV greater than 80% must have a "AA" rated primary mortgage insurance. 25% may have balances between $400,000 and $600,000, provided the maximum size of any loan is appropriate with respect to the market area of the originator. 10% of the pool may represent condominiums that are four stories or less. High LTVs, high loan balance, and condominiums, in aggregate, should not exceed 35% of the pool.

                                     (C) FHAA-Insured Multifamily Loans must
                           have a minimum principal balance of $100,000 and have at least a one-year remaining maturity. The aggregate market value of any one loan may not exceed 5% of the aggregate market value of the portfolio. Such loans should be initially included in minimum blocks of $5 million. Project loans must have at least a 90% occupancy rate at the time the loan is pledged. After 90 days defaulted mortgage loans must be valued at zero. A loan in default should be liquidated or substituted within a 90-day period.

                                     (D) Collateralized Mortgage Obligations
                           tranches are publicly issued instruments rated "AAA" by S&P. No more than 25% of the total market value of collateral may be from one private sector issuer.

                         (viii)     Rule 144A Securities;

                           (ix) Senior Loans, provided, however, that the
                  initial issue amount (facility size) is at least $100 million. The minimum accepted holding size (notional amount at purchase prior to amortization) of any given loan not rated by S&P, Moody's or other nationally recognized rating agency is at least $1 million, provided, that participation loans are limited to not more than 10% of the aggregate value of the S&P Eligible Asset. For loans rated by S&P, Moody's or other nationally recognized rating agency, there is no minimum accepted holding size. If the holding size is less than $1 million (notional amount at purchase prior to amortization), then the loan must be rated "B-" (or its equivalent by another rating agency) or higher by S&P. Loans not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such obligation does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and in the case of any loan that is not rated by S&P but is rated by another nationally recognized statistical rating organization, such loan will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such loan is placed by such other nationally recognized statistical rating organization. Senior Loan Participations and non-Senior Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the Fund's total assets. These levels apply to U.S. loans only; any international loans are excluded.

                  "Senior Loan" means any secured Bank Loan that is not subordinated by its terms to any other indebtedness of the borrower.

                  "Senior Loan Participations" means participations by the Fund in a lender's portion of a Bank Loan where the Fund has a contractual relationship with such lender and not the borrower.

                            (x) Preferred stocks that satisfy all of the
                 following conditions:

                                      1. The preferred stock issue has a senior
                           rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have an S&P senior rating of at least "BBB-", or the preferred issue must be rated at least "BBB-".

                                      2. The issuer--or if the issuer is a
                           special purpose corporation, its parent--is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

                                      3. The collateral pays cash dividends
                           denominated in U.S. dollars.

                                      4. Private placements under Rule 144A with
                           registration rights are eligible assets.

                                      5. The minimum market capitalization of
                           eligible issuers is $100 million.

                  Restrictions for floating-rate preferred stock:

                                      1. Holdings must be limited to preferred
                           stock with a Rate Period of less than or equal to 49 days, except for a new issue, where the first Rate Period may be up to 64 days.

                                      2. The floating-rate preferred stock may
                           not have been subject to a failed auction.

                  Restrictions for adjustable- or auction-rate preferred stock:

                                      1. The total fair market value of
                           adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

                  Concentration Limits:

                                      1. Total issuer exposure in preferred
                           stock of any one issuer is limited to 10% of the fair market value of eligible assets.

                                      2. Preferred stock rated below "B-"
                           (including non-rated preferred stock) are limited to no more than 15% of the fair market value of the eligible assets.

                                      3. Add 5 points to over-collateralization
                           level for issuers with a senior rating or preferred stock rating of less than "BBB-".

                                      4. Add 10 point to over-collateralization
                           level of issuers with no senior rating, preferred stock rating or dividend history.

                           (xi) Common Stocks. Common stocks that satisfy all of
                  the following conditions:

                                      1. The issuer can hold no more than the
                           average monthly trading volume over the past year.

                                      2. Each stock must have a minimum market
                           capitalization of at least $100 million.

                                      3. Master limited partnerships or limited
                           liability partnerships are ineligible.

                                      4. Restricted stocks (144A securities) or
                           any pink sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.


                                      5. The issuer may not hold any equity
                           unless it has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, NASDAQ, and National Market Quotations). (Add 20 percentage points to the overcollateralization level for common stock that do not meet this requirement.)


                                      6. The collateral is owned by the fund, or
                           the trustee or collateral agent has a first perfected priority security interest in the collateral. (For S&P's perfection of Security Interest Criteria, see Legal Criteria For Structured Finance Transactions, April 2002).

                          (xii) Municipal Obligations. A Municipal Obligation
                  owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) has an original issuance size of $10 million or greater and any securities with an issuance size of under $10 million must be rated "AA" or better by S & P; or, if not rated by S&P but rated "AAA" by another nationally recognized statistical rating organization, on a case by case basis; (iv) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; (v) is issued by any of the 50 states of the U.S., its territories, and their subdivisions, counties, cities, towns, villages, and school districts; by agencies such as authorities and special districts created by the states; and by certain federally sponsored agencies such as local housing authorities. Payments made on these bonds are exempt from federal income taxes and are generally exempt from state and local taxes in the state of issuance; and (vi) Fifty percent of the aggregate fair market value of the pledged pool may be rated by a nationally recognized statistical rating organization other than S&P. Notwithstanding the foregoing limitations:

                                     (A) Municipal Obligations (excluding
                           Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) rated at least "BBB" by S&P or "A" by another NRSRO shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that either (i) 2% is added to the S&P Discount Factor for every 1% by which the Market Value for any issuer exceeds 5%, up to a maximum of 10% or (ii) 10% is added to the S&P Discount Factor for any issuer that exceeds 5% of the aggregate S&P Eligible Assets. High Yield Securities (as defined below) of any one issuer shall be considered S&P

                           Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

                                     (B) Municipal Obligations not rated by S&P
                           shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

                                     (C) Municipal Obligations issued by issuers
                           in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; or

                         (xiii) Asset Backed Securities. Receivables-backed
                  tranches are publicly issued with a rating of "AA" or higher by S&P, tranches are current interest-bearing, fixed- or floating-rate, and are backed by automobile loans or credit card (fixed-rate only) receivables with an original issuance size of at least $200 million. No more than 25% of the total market value of the collateral can be from one private sector issuer. With respect to floating-rate credit card receivables, not more than 25% of the collateral may be from one investment-grade private sector issuer. No more than 10% of the market value of the collateral may be from one noninvestment-grade private sector issuer.

                          Escrow Bonds may comprise 100% of the Fund's S&P
                  Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another NRSRO are limited to 50% of the Fund's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another NRSRO are assigned that same rating level as its debt issuer, and will remain in its original industry category.

                          The Fund's portfolio must consist of no less than 20
                  issues representing no less than 10 industries as determined by the S&P Global Industry Classification System.


                 (xxx) "S&P Exposure Period" means the sum of (i) that number of days from the last Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares

         Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Fund has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Fund has to effect a mandatory redemption under this Statement.

                 (yyy) "S&P Hedging Transactions" means the purchases or sales of futures contracts based on the Municipal Index or Treasury Bonds, the writings, purchases or sales of put and call options on such contracts, purchases of interest rate locks, interest rate caps, interest rate floors, interest rate collars, and entering into interest rate swaps. For so long as any AMPS are rated by S&P, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the AMPS by S&P except that the Fund may engage in S&P Hedging Transactions, subject to the following limitations.


                            (i) the Fund will not engage in any S&P Hedging
                  Transaction based on the Municipal Index (other than Closing Transactions), which would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $1,000 or
                  (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                           (ii) the Fund will not engage in any S&P Hedging
                  Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or
                  (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;


                          (iii) the Fund will engage in Closing Transactions to
                  close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay variation margin on the second such Valuation Date;

                           (iv) the Fund will engage in a Closing Transaction to
                  close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

                            (v) when the Fund writes a futures contract or
                  option thereon, it will either (A) maintain an amount of cash, cash equivalents or high grade (rated "A" or better by S&P), fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial margin and variation margin held in the account of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, (B) in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, hold such underlying security in its portfolio.


         For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of initial margin or variation margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to
(i) 30% of the aggregate settlement value, as marked-to-market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund, plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.


         The Fund will only enter into interest rate swaps subject to the following conditions:

                             1. The counterparty to the swap transaction has a
                  short-term rating of "A-l" or equivalent by S&P, or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is "A+," or equivalent by S&P, or higher.


                             2. The original aggregate notional amount of the
                  interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS.


                             3. The interest rate swap transaction will be
                  marked-to-market weekly by the swap counterparty.


                             4. If the Fund fails to maintain an aggregate
                  discounted value at least equal to the Preferred Shares Basic Maintenance Amount on two consecutive valuation dates then the agreement shall terminate immediately.

                             5. For the purpose of calculating the Preferred
                  Shares Basic Maintenance Amount: (i) 90% of any positive mark-to-market valuation of the Fund's rights will be S&P Eligible Assets and (ii) 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the basic maintenance amount.


                             6. The Fund must maintain liquid assets with an
                  aggregate value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap. For caps/floors, the Fund must maintain liquid assets with an aggregate a value at least equal to the Fund's obligations with respect to such caps or floors.

                 (zzz) "S&P Industry Classification" means, for the purpose of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P Global Industry Classification System):

    Aerospace & Defense                     Industrial Conglomerates
    Air Freight and Logistics Airlines      Insurance
    Automobiles                             Internet & Catalog Retail
    Automobile Components                   Internet Software & Services
    Beverages                               IT Services
    Biotechnology                           Leisure Equipment & Products
    Building Products                       Machinery
    Cable                                   Marine
    Capital Markets                         Media
    Computers & Peripherals                 Metals & Mining
    Commercial Banks                        Office Electronics
    Commercial Services & Supplies          Oil & Gas
    Communications Equipment                Packaging and Containers
    Construction & Engineering              Paper & Forest Products
    Consumer Finance                        Personal Products
    Containing & Packaging                  Pharmaceuticals
    Distributors                            Real Estate
    Diversified Financial Services          Retail
    Diversified Telecommunication Services  Road & Rail
    Electric Utilities                      Software
    Electrical Equipment                    Specialty Retail
    Electronic Equipment & Instrument       Semiconductors and Semiconductor
    Energy Equipment & Services                Equipment
    Food & Staples Retailing                Textiles, Apparel and Luxury Goods
    Food Products                           Thrift & Mortgage Finance
    Gas Utilities                           Tobacco
    Healthcare Equipment & Supplies         Trading Companies & Distributors
    Healthcare Providers & Services         Transportation and Infrastructure
    Hotels, Restaurants & Leisure           Transportation Utilities
    Household Durables                      Water Utilities
    Household Products                      Wireless Telecommunication Services

                  The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and S&P, to the extent the Fund considers necessary.

                (aaaa) "S&P Real Estate Industry/Property Sector Classification" means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by NAREIT):

                 Office                            Shopping Centers
                 Industrial                        Regional Malls
                 Mixed                             Free Standing
                 Apartments                        Home Financing
                 Manufactured Homes                Commercial Financing
                 Diversified                       Self Storage
                 Lodging/Resorts                   Specialty
                 Health Care

                  The Fund will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, will consult with the independent auditor and/or S&P, as necessary.

                (bbbb) "S&P Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of an S&P Eligible Asset trading at par is equal to $1.00):

                            (i) "S&P Loan Category A" means Performing Senior
                  Loans which have a Market Value greater than $.90;

                           (ii) "S&P Loan Category B" means Performing Senior
                  Loans which have a Market Value greater than $.85 but equal to or less than $.90;

                          (iii) "S&P Loan Category C" means non-Performing
                  Senior Loans which have a Market Value greater than $.85;

                           (iv) "S&P Loan Category D" means (1) Performing
                  Senior Loans which have a Market Value less than $.85 and (2) Non-Performing Senior Loans which have a Market Value less than or equal to $.85.

                (cccc) "Securities Act" means the Securities Act of 1933, as amended from time to time.


                (dddd) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of AMPS.


                (eeee) "Sell Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

                (ffff) "Senior Loans" has the meaning set forth under the definition of "Moody's Discount Factor."


                (gggg) "Series A AMPS" means 2,000 Auction Market Preferred Shares, liquidation preference $25,000 per share.

                (hhhh) "Series B AMPS" means 2,000 Auction Market Preferred Shares, liquidation preference $25,000 per share.


                (iiii) "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                            (i) commercial paper rated "A-1" if such commercial
                  paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                           (ii) demand or time deposits in, and banker's
                  acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                          (iii) overnight funds;

                           (iv) U.S. Government Securities; and

                            (v) Eurodollar demand or time deposits in, or
                  certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or Fund company that have (1) credit ratings on such Valuation Date of at least "P-1" from Moody's and either "F1+" from Fitch or "A-1+" from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least "Aa3" from Moody's and either "AA-" from Fitch or "AA-" from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least "A2", "A" and "A", respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or Fund company are not rated on any Valuation Date below "P-1" by Moody's, "F1+" by Fitch or "A-1+" by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.


                (jjjj) "Special Rate Period" means a Rate Period that is not a Standard Rate Period.

                (kkkk) "Specific Redemption Provisions" means, with respect to any Special Rate Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Rate Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(ii) and
         (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Rate Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

                (llll) "Standard Rate Period" means a Rate Period of seven days in the case of Series A AMPS and 28 days in the case of Series B AMPS.


                (mmmm) "Submission Deadline" means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                (nnnn) "Submitted Bid" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                (oooo) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                (pppp) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                (qqqq) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                (rrrr) "Substitute LIBOR Dealer" means LIBOR Dealers appointed by the Fund from time to time to act as substitute LIBOR Dealers.

                (ssss) "Substitute U.S. Government Securities Dealer" means U.S. Government Securities Dealers appointed by the Fund from time to time to act as substitute U.S. Government Securities Dealers.


                (tttt) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.


                (uuuu) "Transfer Agent" means means Deutsche Bank Trust Company Americas, unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as transfer agent.


                (vvvv) "Treasury Index Rate," means the average yield to maturity for actively traded, marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three U.S. Government Securities Dealers selected by the Fund; provided further, however, that if one of the U.S. Government Securities Dealers does not quote a rate required to determine the Treasury Index Rate, the Treasury Index Rate will be determined on the basis of the quotation or quotations furnished by any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by the U.S. Government Securities Dealer; provided further, that if the U.S. Government Securities Dealer and Substitute U.S. Government Securities Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the Treasury Index Rate shall be the Treasury Index Rate as determined on the previous Auction Date.

                (wwww) "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.


                (xxxx) "U.S. Government Securities Dealer" means any recognized dealer in U.S. Government Securities selected by the Fund as to which Moody's (if Moody's is then rating the AMPS) or S&P (if S&P is then rating the AMPS) shall not have objected, and in each case their respective affiliates or successors, if such entity is a recognized dealer in U.S. Government Securities.


                (yyyy) "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

                (zzzz) "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.


               (aaaaa) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which its AMPS initially are issued.


               (bbbbb) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II of this Statement.

         18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                           PART II: AUCTION PROCEDURES

          1. Orders. (a) Prior to the Submission Deadline on each Auction Date for a series of AMPS, each Beneficial Owner may submit Orders with respect to shares of the series to that Broker-Dealer as follows:

                   (i) each Beneficial Owner of shares of the series may submit to its Broker-Dealer by telephone or otherwise information as to:


                            (A) the number of Outstanding shares, if any, of the
                  series held by the Beneficial Owner which the Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of the series for the next succeeding Rate Period of the shares;

                            (B) the number of Outstanding shares, if any, of the
                  series held by the Beneficial Owner which the Beneficial Owner offers to sell if the Applicable Rate for shares of the series for the next succeeding Rate Period of shares of the series shall be less than the rate per annum specified by the Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of the
                  series held by the Beneficial Owner which the Beneficial Owner offers to sell without regard to the Applicable Rate for shares of the series for the next succeeding Rate Period of shares of the series; and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of that series which each Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of that Series for the next succeeding Rate Period of shares of that series shall not be less than the rate per annum specified by the Potential Beneficial Owner.


         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:


                   (A) the number of Outstanding shares of the series specified in the Bid if the Applicable Rate for shares of the series determined on the Auction Date shall be less than the rate specified therein;

                   (B) the number or a lesser number of Outstanding shares of the series to be determined as set forth in clause (iv) of paragraph
         (a) of Section 4 of this Part II if the Applicable Rate for shares of the series determined on the Auction Date shall be equal to the rate specified therein; or

                   (C) the number of Outstanding shares of the series specified in the Bid if the rate specified therein shall be higher than the Maximum Rate for shares of the series, or the number or a lesser number of Outstanding shares of the series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of the series and Sufficient Clearing Bids for shares of the series do not exist.


        (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:


                   (A) the number of Outstanding shares of the series specified in the Sell Order; or

                   (B) the number or a lesser number of Outstanding shares of the series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of the series do not exist;


provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell the shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 2 of this Part II if (1) the shares were transferred by the Beneficial Owner thereof without compliance by the Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to the Broker-Dealer's records, the Broker-Dealer believes it is not the Existing Holder of such shares.

       (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:


                   (A) the number of Outstanding shares of the series specified in the Bid if the Applicable Rate for shares of the series determined on the Auction Date shall be higher than the rate specified therein; or

                   (B) the number or a lesser number of Outstanding shares of the series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of the series determined on the Auction Date shall be equal to the rate specified therein.


                   (C) No Order for any number of AMPS other than whole shares shall be valid.

          2. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on the Auction Date, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for the shares:


                   (i) the name of the Bidder placing the Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                  (ii) the aggregate number of shares of the series that are the subject of the Order;

                 (iii) to the extent that the Bidder is an Existing Holder of shares of the series:

                            (A) the number of shares, if any, of the series
                  subject to any Hold Order of the Existing Holder;

                            (B) the number of shares, if any, of the series
                  subject to any Bid of the Existing Holder and the rate specified in the Bid; and

                            (C) the number of shares, if any, of the series
                  subject to any Sell Order of the Existing Holder; and

                  (iv) to the extent the Bidder is a Potential Holder of shares of the series, the rate and number of shares of the series specified in the Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round the rate up to the next highest one thousandth (.001) of 1%.


         (c) If an Order or Orders covering all of the Outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of the Existing Holder covering the number of Outstanding shares of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of the series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 91 days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of the Existing Holder covering the number of outstanding shares of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder are submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by the Existing Holder, the Orders shall be considered valid in the following order of priority:


                   (i) all Hold Orders for shares of the series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the series held by such Existing Holder, and if the number of shares of the series subject to Hold Orders exceeds the number of Outstanding shares of the series held by such Existing Holder, the number of shares subject to each Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the series held by such Existing Holder;

               (ii)(A) any Bid for shares of the series shall be considered valid up to and including the excess of the number of Outstanding shares of the series held by the Existing Holder over the number of shares of the series subject to any Hold Orders referred to in clause
         (i) above;

                   (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of the series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of the series subject to Bids is greater than such excess, the Bids shall be considered valid up to and including the amount of the excess, and the number of shares of the series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the series equal to such excess;

                   (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of the series is submitted to the Auction Agent with different rates, the Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of the excess; and

                   (D) in any such event, the number, if any, of Outstanding shares of the series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of the series by or on behalf of a Potential Holder at the rate therein specified; and

                 (iii) all Sell Orders for shares of the series shall be considered valid up to and including the excess of the number of Outstanding shares of the series held by the Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of shares therein specified.


         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

          3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.


         (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the series (each Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for the series:

                   (i) the excess of the number of Outstanding shares of the series over the number of Outstanding shares of the series subject to Submitted Hold Orders (the excess being hereinafter referred to as the "Available AMPS" of such series);


                  (ii) from the Submitted Orders for shares of such series whether:


                            (A) the number of Outstanding shares of the series
                  subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Rate Periods) for shares of the series;

         exceeds or is equal to the sum of:

                            (B) the number of Outstanding shares of the series
                  subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Rate Periods) for shares of the series; and


                            (C) the number of Outstanding shares of the series
                  subject to Submitted Sell Orders

         (in the event the excess or the equality exists (other than because the number of shares of the series in subclauses (B) and (C) above is zero because all of the Outstanding shares of the series are subject to Submitted Hold Orders), the Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of the series); and

                 (iii) if Sufficient Clearing Bids for shares of the series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                         (A)(I) each Submitted Bid of Existing Holders
                  specifying the lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling the Existing Holders to continue to hold the shares of the series that are subject to the Submitted Bids; and


                         (B)(I) each Submitted Bid of Potential Holders
                  specifying the lowest rate and (II) all other the Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the series which, when added to the number of Outstanding shares of the series to be purchased by the Potential Holders described in subclause
         (B) above, would equal not less than the Available AMPS of the series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the series for the next succeeding Rate Period thereof as follows:

                   (i) if Sufficient Clearing Bids for shares of the series exist, that the Applicable Rate for all shares of the series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of the series so determined;

                  (ii) if Sufficient Clearing Bids for shares of the series do not exist (other than because all of the Outstanding shares of the series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of the series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of the series; or

                 (iii) if all of the Outstanding shares of the series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of the series for the next succeeding Rate Period thereof shall be 90% of the Reference Rate.

          4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                   (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of the series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of the series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of the series shall be rejected:

                            (i) Existing Holders' Submitted Bids for shares of
                  the series specifying any rate that is higher than the Winning Bid Rate for shares of the series shall be accepted, thus requiring each Existing Holder to sell the AMPS subject to the Submitted Bids;

                           (ii) Existing Holders' Submitted Bids for shares of
                  the series specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be rejected, thus entitling each Existing Holder to continue to hold the AMPS subject to the Submitted Bids;


                          (iii) Potential Holders' Submitted Bids for shares of
                  the series specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be accepted;


                           (iv) Each Existing Holder's Submitted Bid for shares
                  of the series specifying a rate that is equal to the Winning Bid Rate for shares of the series shall be rejected, thus entitling the Existing Holder to continue to hold the AMPS subject to the Submitted Bid, unless the number of Outstanding AMPS subject to all Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available AMPS of the series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event the Submitted Bid of the Existing Holder shall be rejected in part, and the Existing Holder shall be entitled to continue to hold AMPS subject to the Submitted Bid, but only in an amount equal to the number of AMPS of the series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by the Existing Holder subject to the Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to the Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of the series; and

                            (v) Each Potential Holder's Submitted Bid for shares
                  of the series specifying a rate that is equal to the Winning Bid Rate for shares of the series shall be accepted but only in an amount equal to the number of shares of the series obtained by multiplying the number of shares in the excess of the Available AMPS of the series over the number of AMPS subject to Submitted Bids described in clauses (ii) through
                  (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to the Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of the series.

                   (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of the series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of the series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of the series shall be rejected:

                            (i) Existing Holders' Submitted Bids for shares of
                  the series specifying any rate that is equal to or lower than the Maximum Rate for shares of the series shall be rejected, thus entitling Existing Holders to continue to hold the AMPS subject to the Submitted Bids;


                           (ii) Potential Holders' Submitted Bids for shares of
                  the series specifying any rate that is equal to or lower than the Maximum Rate for shares of the series shall be accepted; and

                          (iii) Each Existing Holder's Submitted Bid for shares
                  of the series specifying any rate that is higher than the Maximum Rate for shares of the series and the Submitted Sell Orders for shares of the series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any Submitted Bid or Submitted Sell Order to sell the shares of the series subject to the Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of the series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of the series held by the Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.


                   (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of the series shall be rejected.

                   (d) If, as a result of the procedures described in clause
         (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this
         Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in the manner as it shall determine in its sole discretion, round up or down the number of AMPS of the series to be purchased or sold by any Existing Holder or Potential Holder on the Auction Date as a result of the procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on the Auction Date shall be whole shares of AMPS.

                   (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in the manner as it shall determine in its sole discretion, allocate AMPS of the series or purchase among Potential Holders so that only whole shares of AMPS of the series are purchased on the Auction Date as a result of such procedures by any Potential Holder, even if the allocation results in one or more Potential Holders not purchasing AMPS of the series on the Auction Date.

                   (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of the series to be purchased and the aggregate number of shares of the series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that the aggregate number of shares to be purchased and the aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of the series. Notwithstanding any provision of the Auction Procedures or in any settlement procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for the shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver the shares against payment therefore, partial deliveries of shares of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of the series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                   (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

          5. Transfer of AMPS. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer will not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made will advise the Auction Agent of such transfer.

          6. Force Majeure. If a dividend payment date is not a Business Day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:


                   (a) the Dividend Payment Date for the affected Rate Period will be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to by paid using their reasonable best efforts;

                   (b) the affected Rate Period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

                   (c) the next Rate Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II has caused these presents to be signed as of _____________, 2004 in its name and on its behalf by its Secretary and attested by its President. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                       FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                                          RATE INCOME FUND II

                                       By
                                          -------------------------------------
                                          W. Scott Jardine
                                          Secretary

ATTEST:

By
   -----------------------------------
   James A. Bowen
   President

                                   APPENDIX B

                             DESCRIPTION OF RATINGS
                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term Issue Credit Ratings

         Issue credit ratings are based in varying degrees, on the following considerations:

          Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          Nature of and provisions of the obligation; and

          Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                      B-1


         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

"AAA"

         An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA"

         An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A"

         An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB"

         An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB", "B", "CCC", "CC", and "C"

         Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB"

         An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"

         An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic

                                      B-2

conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"

         An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC"

         An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C"

         The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

"D"

         An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus ("+") or minus ("-")

         The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"c"

         The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

"p"

         The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion

                                      B-3

of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

"*"

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

"r"

         The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

"N.R."

         Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "A", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

         Notes. A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

          Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

                                      B-4


          Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

"SP-1"

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus ("+") designation.

"SP-2"

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3"

         Speculative capacity to pay principal and interest.

Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

"A-1"

         A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign ("+"). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2"

         A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                      B-5


"A-3"

         A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B"

         A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"C"

         A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D"

         A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions

"Aaa"

         Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

                                      B-6


"Aa"

         Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

"A"

         Issuers or issues rated "A" present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

"Baa"

         Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

"Ba"

         Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

"B"

         Issuers or issues rated "B" demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

"Caa"

         Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

"Ca"

         Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

"C"

         Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating category from "Aa" through "Caa". The modifier "1" indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                                      B-7


Short-Term Debt Ratings

         There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels -- "MIG 1" through "MIG 3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. "MIG" ratings expire at the maturity of the obligation.

"MIG 1"

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

"MIG 2"

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG 3"

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG"

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

         In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the "MIG" rating scale, the Variable Municipal Investment Grade or "VMIG" rating. When either the long- or short-term aspect of a "VRDO" is not rated, that piece is designated NR, e.g., "Aaa/NR" or "NR/VMIG 1". "VMIG" rating expirations are a function of each issue's specific structural or credit features.

                                      B-8


"VMIG 1"

         This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 2"

         This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 3"

         This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG"

         This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Commercial Paper

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1"

         Issuers (or supporting institutions) rated "Prime-1" have a superior ability to repay short-term debt obligations.

"P-2"

         Issuers (or supporting institutions) rated "Prime-2" have a strong ability to repay short-term debt obligations.

                                      B-9


"P-3"

         Issuers (or supporting institutions) rated "Prime-3" have an acceptable ability to repay short-term obligations.

"NP"

         Issuers (or supporting institutions) rated "Not Prime" do not fall within any of the Prime rating categories.

Note: Canadian issuers rated "P-1" or "P-2" have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

         Fitch Ratings -- A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

         International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

"AAA"

         Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA"

         Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A"

         High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                      B-10


"BBB"

         Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

"BB"

         Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B"

         Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC", "CC", "C"

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD", "DD", "D"

         Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

                                      B-11


Short-Term Credit Ratings

         International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

"F1"

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2"

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3"

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

"B"

         Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C"

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"D"

         Default. Denotes actual or imminent payment default.

                                      B-12


Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1."

         "NR" indicates that Fitch does not rate the issuer or issue in question.

         "Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

1.       Financial Statements:

         Statement of Assets and Liabilities, as of May 31, 2004 (audited) Statement of Operations, as of May 31, 2004 (audited)
         Statement of Changes in Net Assets, for the Period Ended May 31, 2004
            (audited)
         Portfolio of Investments, as of May 31, 2004 (audited)

2. Exhibits:

     a.1   Declaration of Trust dated March 25, 2004.***

     a.2 Form of Statement Establishing and Fixing the Rights and Preferences of Auction Market Preferred Shares. Filed herewith as Appendix A to the Statement of Additional Information contained herein.

     b.    By-Laws of Registrant.***

     c.    None.

     d.    Form of Global Certificate.*

     e.    Terms and Conditions of the Dividend Reinvestment Plan.**

     f.    None.

     g.1 Investment Management Agreement between Registrant and First Trust Advisors L.P. dated May 25, 2004.*

     g.2 Sub-Advisory Agreement between First Trust Advisors L.P. and Four Corners Capital Management, LLC dated May 25, 2004.*

     h.1   Form of Purchase Agreement.*

     i.    None.

     j. Custodian Services Agreement between Registrant and PFPC Trust Company dated May 26, 2004.*

     k.1 Transfer Agency Services Agreement between Registrant and PFPC Inc. dated May 26, 2004.*

     k.2 Administration and Accounting Services Agreement between Registrant and PFPC, Inc. dated May 26, 2004.*

     k.3   Form of Auction Agency Agreement.*

     k.4   Form of Broker-Dealer Agreement.*

     k.5   Form of Blanket Letter of Representations.*

     l.1   Opinion and consent of Chapman and Cutler LLP.*

     l.2   Opinion and consent of Bingham McCutchen LLP.*

     m.    None.

     n.    Independent Auditors' Consent.*

     o.    None.

     p.    None.

     q.    None.

     r.1   Code of Ethics of Registrant.**

     r.2   Code of Ethics of First Trust Portfolios L.P.**

     r.3   Code of Ethics of First Trust Advisors L.P.**

     r.4   Code of Ethics of Four Corners Capital Management, LLC.**

     s. Powers of Attorney of Messrs. Bowen, Erickson, Kadlec, Nielson and Oster.***

--------------------
*    Filed herewith.
** Filed on May 25, 2004 as an Exhibit to Pre-Effective Amendement No. 3 to Registrant's Registration Statement on Form N-2 (File No. 333-113978) and incorporated herein by reference.
*** Filed on April 29, 2004 as an Exhibit to Registrant's Registration Statement on Form N-2 (File No. 333-113978) and incorporated herein by reference.

Item 25: Marketing Arrangements

         Reference is made to the Form of Purchase Agreement among the Registrant, First Trust Advisors L.P., Four Corners Capital Management, LLC and the Underwriters for the Registrant's common shares of beneficial interest as filed herewith as Exhibit h.1.

Item 26: Other Expenses of Issuance and Distribution

         Securities and Exchange Commission fee.......................$   12,670
         Underwriting fee............................................. 1,000,000
         Legal fees...................................................    75,000
         Audit fees...................................................    10,500
         Rating Agency fees...........................................    60,000
         Printing fees................................................    15,000
         Other........................................................         0
                                                                      ----------
                  Total...............................................$1,173,170
                                                                      ==========

Item 27: Persons Controlled By or Under Common Control With Registrant

         Not applicable.

Item 28: Number of Holders of Securities

         At July 31, 2004:

        TITLE OF CLASS                               NUMBER OF RECORD HOLDERS

        Common Shares, $0.01 par value                         14

Item 29: Indemnification

         Section 5.3 of the Registrant's Declaration of Trust provides as follows:

             (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof; and

                  (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

             (b)  No indemnification shall be provided hereunder to a Covered
                  Person:

                  (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                  (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                  (iii) in the event of a settlement involving a payment by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                         (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                         (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

             (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

             (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

             As used in this Section 5.3, a "Disinterested Trustee" is one
             (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

             (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

                  The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $5,000,000 (with a maximum deductible of $50,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



         Section 6 of the Form of Purchase Agreement provides as follows:

              (a) Indemnification of Underwriters. The Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

                   (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                   (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Fund; and

                   (iii) against any and all expense whatsoever, as incurred
              (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under
              (i) or (ii) above;

         provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund or an Adviser by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage and expense purchased the Securities which are the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Prospectus was delivered to such Underwriter in a timely manner and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Securities to such person.

              (b) Indemnification of the Fund, Advisers, Trustees, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Fund and the Advisers, their respective trustees and directors, each of the Fund's officers who signed the Registration Statement, and each person, if any, who controls the Fund or an Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund or the Advisers by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

              (c) Indemnification for Marketing Materials. In addition to the foregoing indemnification, the Fund and the Advisers also, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
         Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as limited by the proviso set forth therein, with respect to any sales material.

              (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Fund or an Adviser, as applicable. In each case such counsel shall be reasonably satisfactory to the indemnified party, and the indemnifying party shall have the right to assume the defense of such action. An indemnified party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

              (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.


Item 30: Business and Other Connections of Investment Adviser

         (a) Investment Adviser. First Trust Advisors L.P. ("First Trust Advisors") serves as investment adviser to the fund, First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund and six other mutual funds, serves as sub-adviser to 8 mutual funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                   The principal business of certain of First Trust Advisors'
                principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("First Trust Portfolios"). The principal address of First Trust Portfolios is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

               OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
                              DURING PAST TWO YEARS

NAME AND POSITION WITH
FIRST TRUST ADVISORS L.P.                                 EMPLOYMENT DURING PAST TWO YEARS
James A. Bowen, Managing Director/President               Managing Director/President, First Trust Portfolios

Ronald Dean McAlister, Managing Director                  Managing Director, First Trust Portfolios

Mark R. Bradley, Chief Financial Officer and Managing     Chief Financial Officer and Managing Director, First
Director                                                  Trust Portfolios and Chief Financial Officer,
                                                          Bondwave LLC

Robert W. Bredemeier, Chief Operating Officer and         Chief Operations Officer and Managing Director, First
Managing Director                                         Trust Portfolios

Robert Franklin Carey, Chief Investment Officer and       Senior Vice President, First Trust Portfolios
Senior Vice President

William Scott Jardine, General Counsel                    General Counsel, First Trust Portfolios and Secretary
                                                          of Bondwave LLC

Scott Hall, Managing Director                             Managing Director, First Trust Portfolios

Jon Carl Erickson, Senior Vice President                  Vice President, First Trust Portfolios

Jason Henry, Senior Vice President                        Senior Vice President, First Trust Portfolios

David McGarel, Senior Vice President                      Senior Vice President, First Trust Portfolios

Bob Porcellino, Senior Vice President                     Senior Vice President, First Trust Portfolios

Mark Sullivan, Senior Vice President                      Senior Vice President, First Trust Portfolios

Al Davis, Vice President                                  Vice President, First Trust Portfolios

James P. Koeneman, Vice President                         Vice President, First Trust Portfolios since December 2003;
                                                          President, Burr Oak Advisors, Inc., June 2000 to December 2003

Daniel J. Lindquist, Vice President                       Vice President, First Trust Portfolios since April 2004;
                                                          Chief Operating Officer, Mina Capital Management, LLC,
                                                          January 2004 to April 2004; Chief Operating Officer,
                                                          Samaritan Asset Management Services, Inc.

Mitch Mohr, Vice President                                Vice President, First Trust Portfolios

David Pinsen, Vice President                              Vice President, First Trust Portfolios

Jonathan Steiner, Vice President                          Vice President, First Trust Portfolios

NAME AND POSITION WITH
FIRST TRUST ADVISORS L.P.                                 EMPLOYMENT DURING PAST TWO YEARS
Walter E. Stubbings, Jr., Vice President                  Vice President, First Trust Portfolios since July 2004;
                                                          Assistant Vice President, Kansas City Life Insurance Company,
                                                          May 1999 to July 2004

Rick Swiatek, Vice President                              Vice President, First Trust Portfolios

Douglas Tichenor, Vice President                          Vice President, First Trust Portfolios

Roger Testin, Vice President                              Vice President, First Trust Portfolios

Kitty Collins, Assistant Vice President                   Assistant Vice President, First Trust Portfolios

Charles Bradley, Assistant Vice President                 Assistant Vice President, First Trust Portfolios



         (b) Sub-Adviser. Four Corners Capital Management, LLC ("Four Corners") serves as the investment sub-adviser of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Adviser" in the Statement of Additional Information; and (ii) the Form ADV of Four Corners (File No. 801-60738) filed with the Commission, all of which are incorporated herein by reference.

Item 31: Location of Accounts and Records

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 32: Management Services

         Not applicable.

Item 33: Undertakings

          1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

          2. Not applicable.

          3. Not applicable.

          4. Not applicable.

          5. The Registrant undertakes that:

                   (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon

         Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                   (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Lisle, and State of Illinois, on the 23rd day of August, 2004.

                                     FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                                        RATE INCOME FUND II



                                     By:  /s/ James A. Bowen
                                          ------------------------------
                                          James A. Bowen, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

----------------------  -----------------------------  -------------------------
Signature               Title                          Date
----------------------  -----------------------------  -------------------------
/s/ Mark R. Bradley     Chief Financial Officer        August 23, 2004
-------------------     and Treasurer (Principal
Mark R. Bradley         Financial and Accounting
                        Officer)
----------------------  -----------------------------  -------------------------
/s/ James A. Bowen      President, Chairman of the     August 23, 2004
------------------      Board and Trustee
James A. Bowen          (Principal Executive Officer)
----------------------  -----------------------------  -------------------------
Richard E. Erickson*    Trustee )
----------------------  -----------------------------  By: /s/ W. Scott Jardine
Thomas R. Kadlec*       Trustee )                         ---------------------
----------------------  -----------------------------     W. Scott Jardine
Niel B. Nielson*        Trustee )                         Attorney-In-Fact
----------------------  -----------------------------     August 23, 2004
David M. Oster*         Trustee )
---------------------- ------------------------------  -------------------------
--------------------
* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, were previously executed and filed as exhibits to Pre-effective Amendment No. 1 to Registrant's registration statement on Form N-2 (File No. 333-113978) and are incorporated herein by reference.

                               INDEX TO EXHIBITS


     d.    Form of Global Certificate.

     g.1 Investment Management Agreement between Registrant and First Trust Advisors L.P.

     g.2 Sub-Advisory Agreement between First Trust Advisors L.P. and Four Corners Capital Management, LLC.

     h.1   Form of Purchase Agreement.

     j.    Custodian Services Agreement between Registrant and PFPC Trust
           Company.

     k.1   Transfer Agency Services Agreement between Registrant and PFPC Inc.

     k.2 Administration and Accounting Services Agreement between Registrant and PFPC, Inc.

     k.3 Form of Auction Agency Agreement between Registrant and Deutsche Bank Trust Company Americas.

     k.4   Form of Broker-Dealer Agreement.

     k.5   Form of DTC Blanket Letter of Representations.

     l.1   Opinion and consent of Chapman and Cutler LLP.

     l.2   Opinion and consent of Bingham McCutchen LLP.

     n.    Independent Auditors' Consent.